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The information in this preliminary pricing supplement is not complete and may be changed. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion
Preliminary Pricing Supplement dated

July 30, 2012

Prospect Capital Corporation
Prospect Capital InterNotes®
6.150% Senior Notes due 2019 (the "Notes")

Filed under Rule 497, Registration Statement No. 333-176637

Preliminary Pricing Supplement No. 13—Dated Monday, July 30, 2012 (To: Prospectus Dated October 21, 2011, and Prospectus Supplement Dated May 25, 2012)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YAL5	US74348YAL56	$	100.000%	1.750%	$	Fixed	6.150%	Semi-Annual	08/15/2019	02/15/2013	$31.78	Yes	Senior Unsecured Notes

        Redemption Information: Callable at 100.000% on 08/15/2013 and every coupon date thereafter.

      Trade Date: Monday, August 6, 2012 @ 12:00 PM ET
      Settle Date: Thursday, August 9, 2012
      Minimum Denomination/Increments: $1,000.00/$1,000.00
      Initial trades settle flat and clear SDFS: DTC Book Entry only

        The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain Thirteenth Supplemental Indenture, dated as of August 9, 2012.

        The date from which interest shall accrue on the Notes is Thursday, August 9, 2012. The "Interest Payment Dates" for the Notes shall be February 15 and August 15 of each year, commencing February 15, 2013; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be February 1 or August 1, as the case may be, next preceding such Interest Payment Date.

        The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after August 15, 2013 (the "Optional Redemption Date"), at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.

        Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.

        This preliminary pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled "Risk Factors" beginning on page S-6 of such prospectus supplement and page 10 of such prospectus. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

        InterNotes® is a registered trademark of Incapital Holdings LLC.

        Recent Developments:    On May 24, 2012, we issued 81,773 shares of our common stock in connection with the dividend reinvestment plan.

        On May 31, 2012, The Copernicus Group, Inc. repaid the remaining $17.6 million loan receivable to us and we received $2.6 million for our preferred stock positions, resulting in a realized gain of $2.3 million.

        On June 1, 2012, we made a senior secured second lien investment of $17.5 million in an installment lender.

        On June 1, 2012, we sold our membership interests in C&J Cladding for $4.0 million, recognizing a realized gain of $3.4 million on the sale, and received an advisory fee of $1.5 million.

        On June 1, 2012, we and KeyBanc Capital Markets Inc. entered into an equity distribution agreement relating to sales by us through KeyBanc Capital Markets, by means of at-the-market offerings from time to time, of up to 9,500,000 shares of our common stock (the "ATM Program"). Through the ATM Program, we anticipate generating an aggregate of approximately $100 million in net proceeds after deducting the estimated commissions and estimated offering expenses. We expect to use proceeds from the ATM Program initially to maintain balance sheet liquidity, involving repayment of all or a portion of the amounts outstanding under the our credit facility, if any, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. During the period from June 1, 2012 to July 9, 2012, we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, and raised $59.2 million of gross proceeds, under the ATM Program. Net proceeds were $58.6 million after 1% commission to the broker-dealer on shares sold.

        On June 7, 2012, we provided $48.6 million of senior secured financing to Naylor, LLC, an outsourced provider of media and communications services to professional, trade and interest associations.

        On June 7, 2012, we made an investment of $27.4 million to purchase 73.6% of the unrated subordinated notes in Babson CLO Ltd. 2012-II.

        On June 8, 2012, one lender in our credit facility increased its commitment by $5 million. The commitments to the credit facility now stand at $487.5 million.

        On June 13, 2012, we added one additional lender to the committed lenders under our credit facility, increasing the total commitments under the credit facility to $492.5 million.

        On June 14, 2012, we made an investment of $18.7 million to purchase 52.7% of the subordinated notes in Apidos CLO IX.

        On June 15, 2012, we completed the acquisition of the businesses of First Tower Corp. ("First Tower"). We acquired 80.1% of First Tower's businesses for $110.2 million in cash and 14,518,207 million unregistered shares of our common stock.

        On June 15, 2012, we exited our investment in Nupla Corporation for a sales price of $6.85 million. After payment of expenses, including accumulated managerial assistance of $450,000 paid to our Administrator and a $1.5 million structuring fee paid to us, the proceeds were applied to repayment of the loans receivable to us, resulting in a realized gain of $2.9 million, as this loan was acquired in the Patriot Capital acquisition at a discount to the par amount outstanding.

        On June 22, 2012, we issued 72,407 shares of our common stock in connection with the dividend reinvestment plan.

        On June 22, 2012, we made an investment of $25.8 million to purchase 51.0% of the subordinated notes in Madison Park Funding IX, Ltd.

        On June 29, 2012, Sport Helmets Holdings, LLC repaid the $17.6 million loan receivable to us. We recognized $2.6 million of accelerated purchase discount accretion in the quarter ended June 30, 2012.

        On July 5, 2012, we made a senior secured debt investment of $28.0 million to support the acquisition of Material Handling Services, LLC, d/b/a Total Fleet Solutions, a provider of forklift and other material handling equipment fleet services.

        On July 16, 2012, we issued 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234.15 million of gross proceeds.

        On July 20, 2012, we provided $12 million of senior secured financing to EIG Investors Corp., a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses.

        On July 20, 2012, we provided $10 million of senior secured financing to FPG, LCC a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors

        On July 24, 2012, we issued 205,834 shares of our common stock in connection with the dividend reinvestment plan.

        On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. common stock in connection with the exercise of an equity buyout option, receiving $2.04 million of net proceeds and realizing a gain of approximately $1.77 million on the sale.

        During the period from June 14, 2012 to July 26, 2012, we issued $27.59 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $27.09 million.

        On July 27, 2012, we issued 3,150,000 shares of our common stock in connection with the exercise of an option granted with the July 16, 2012 issuance of 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $35.1 million of gross proceeds.

        On July 27, 2012, one lender in our credit facility increased its commitment by $15.0 million. The commitments to the credit facility now stand at $507.5 million.

        On July 27, 2012, we provided $85.0 million of senior subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Fund by funds affiliated with H.I.G. Capital. The new company, Arctic Glacier Holdings, Inc., will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States.

Filed pursuant to Rule 497
File No. 333-176637

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 21, 2011)

Prospect Capital Corporation

Prospect Capital InterNotes®

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  We may offer to sell our Prospect Capital InterNotes® from time to time. The specific terms of the notes will be set prior to the time of sale and described in a pricing supplement. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

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  We may offer the notes to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering.

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  The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.

        Investing in the notes involves certain risks, including those described in the "Risk Factors" section beginning on page S-6 of this prospectus supplement and page 10 of the accompanying prospectus.

        This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

        Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

        We may sell the notes to or through one or more agents or dealers, including the agent listed below.

Incapital LLC

Prospectus Supplement dated May 25, 2012.

®InterNotes is a registered trademark of Incapital Holdings LLC

 FORWARD-LOOKING STATEMENTS

        This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act," which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

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  our future operating results,

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  our business prospects and the prospects of our portfolio companies,

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  the impact of investments that we expect to make,

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  our contractual arrangements and relationships with third parties,

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  the dependence of our future success on the general economy and its impact on the industries in which we invest,

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  the ability of our portfolio companies to achieve their objectives,

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  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

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  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

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  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

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  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

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  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

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  the adequacy of our cash resources and working capital,

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  the timing of cash flows, if any, from the operations of our portfolio companies,

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  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

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  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service,

i

    the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

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  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the "Securities Act."

        You should rely only on the information contained in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement, including any pricing supplement included hereto, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we any make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        This prospectus supplement, including any pricing supplement included hereto, supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

ii

PROSPECTUS SUPPLEMENT

iii

PROSPECTUS SUMMARY

        This section summarizes the legal and financial terms of the notes that are described in more detail in "Description of Notes" beginning on page S-43. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus supplement, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in "Description of Notes." In addition, you should read the more detailed information appearing elsewhere in this prospectus supplement, the accompanying prospectus and in that pricing supplement.

        The terms "we," "us," "our" and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management," "Investment Advisor" and "PCM" refer to Prospect Capital Management LLC; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC.

 The Company

        Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Typically, we concentrate on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Our typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, we acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

        We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. Many of our investments to date have been in energy-related industries. We have made no investments to date in the real estate or mortgage industries, and we do not intend currently to focus on such investments.

        We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

        As of March 31, 2012, we held investments in 78 portfolio companies. The aggregate fair value as of March 31, 2012 of investments in these portfolio companies held on that date is approximately $1.692 billion. Our portfolio across all our long-term debt had an annualized current yield of 12.6% as of March 31, 2012. The yield includes interest as well as dividends.

 Recent Developments

Dividends

        On May 7, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

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  $0.101525 per share for May 2012 to holders of record on May 31, 2012 with a payment date of June 22, 2012;

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  $0.101550 per share for June 2012 to holders of record on June 29, 2012 with a payment date of July 24, 2012; and

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  $0.101575 per share for July 2012 to holders of record on July 31, 2012 with a payment date of August 24, 2012; and

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  $0.10160 per share for August 2012 to holders of record on August 31, 2012 with a payment date of September 21, 2012.

Recent Investment Activity

        On April 2, 2012 we made an investment of $22 million to purchase 51.2% of the subordinated notes in Galaxy XII CLO, Ltd.

        On April 16, 2012, we made a senior secured debt investment of $15 million to support the acquisition of Nixon, Inc., a designer and distributor of watches and accessories.

        On April 20, 2012 we made an investment of $43.195 million to purchase 71.1% of the subordinated notes in Symphony CLO IX, Ltd.

        On May 8, 2012, SonicWALL, Inc. repaid the $23 million loan receivable to us.

        On May 17, 2012, we made an investment of $50 million in Plato Learning, Inc., providers of educational software which deliver online curriculum and assessments to the U.S. educational market.

        On May 21, 2012, we made a follow-on investment of $10.5 million in Stauber Performance Ingredients, Inc.

Credit Facility

        On April 4, 2012 and April 17, 2012, we closed increases to our commitments to our credit facility of $15 million and $57.5 million, respectively. The commitments to the credit facility now stand at $482.5 million.

Debt Issuance

        In April 2012, we issued approximately $8.5 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of approximately $8.3 million.

        On April 16, 2012, we issued $130 million in aggregate principal amount of 5.375% senior convertible notes due 2017 (the "2017 Notes") for net proceeds following underwriting expenses of approximately $126 million. Other than the coupon and maturity date, the 2017 Notes have terms that are substantially similar to the terms of our 5.50% senior convertible notes due 2016 (the "2016 Notes") (See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Senior Convertible Notes")

        On May 1, 2012, we issued $100 million in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds following underwriting expenses of approximately $96.8 million.

Stock Issuance in Connection with Dividend Reinvestment Plan

        On April 20, 2012, we issued 85,063 shares of our common stock in connection with the dividend reinvestment plan.

 The Offering

Issuer	Prospect Capital Corporation
Purchasing Agent	Incapital LLC
Agents	From time to time, we may sell the notes to or through additional agents.
Title of Notes	Prospect Capital InterNotes®
Amount
We may issue notes from time to time in various offerings up to $500,000,000, the aggregate principal amount authorized by our board of directors. As of May 24, 2012, $13,981,000 aggregate principal amount of notes has been issued. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act.
Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).
Status	The notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding.
Maturities	Each note will mature 12 months or more from its date of original issuance.
Interest	Each note will bear interest from its date of original issuance at a fixed rate per year.

Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repurchased prior to its stated maturity in accordance with its terms.
Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.
Redemption and Repayment
Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date. The notes will not be subject to any sinking fund.
Survivor's Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a "Survivor's Option." Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor's Option. The right to exercise the Survivor's Option is subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor's Option are described in the section entitled "Description of Notes—Survivor's Option" on page S-46.
Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.
Trustee
The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as supplemented from time to time. U.S. Bank National Association was appointed as trustee, succeeding American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 12, 2012.
Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. The Purchasing Agent entered into a Selling Agent Agreement with us dated February 16, 2012. Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed financial information below with the Financial Statements and Notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2011, 2010, 2009, 2008 and 2007 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three and nine months ended March 31, 2012 and 2011 has been derived from unaudited financial data. Interim results for the three and nine months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending June 30, 2012. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page S-10 for more information.

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,		For the Year/Period Ended June 30,
	2012	2011	2012	2011	2011	2010	2009	2008	2007
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$72,946	$34,504	$160,361	$90,787	$134,454	$86,518	$62,926	$59,033	$30,084
Dividend income	7,477	2,763	34,664	8,328	15,092	15,366	22,793	12,033	6,153
Other income	15,200	7,306	23,203	13,970	19,930	12,675	14,762	8,336	4,444

Total investment income	95,623	44,573	218,228	113,085	169,476	114,559	100,481	79,402	40,681

Interest and credit facility expenses	(9,655)	(5,660)	(28,374)	(10,182)	(17,598)	(8,382)	(6,161)	(6,318)	(1,903)
Investment advisory expense	(23,467)	(12,034)	(56,599)	(31,231)	(46,051)	(30,727)	(26,705)	(20,199)	(11,226)
Other expenses	(4,429)	(2,923)	(10,798)	(7,641)	(11,606)	(8,260)	(8,452)	(7,772)	(4,421)

Total expenses	(37,551)	(20,617)	(95,771)	(49,054)	(75,255)	(47,369)	(41,318)	(34,289)	(17,550)

Net investment income	58,072	23,956	122,457	64,031	94,221	67,190	59,163	45,113	23,131

Realized and unrealized gains (losses)	(7,863)	9,803	32,144	27,248	24,017	(47,565)	(24,059)	(17,522)	(6,403)

Net increase in net assets from operations	$50,209	$33,759	$154,601	$91,279	$118,238	$19,625	$35,104	$27,591	$16,728

Per Share Data:
Net increase in net assets from operations(1)	$0.44	$0.38	$1.39	$1.11	$1.38	$0.33	$1.11	$1.17	$1.06
Distributions declared per share	$0.30	$0.30	$0.91	$0.91	$(1.21)	$(1.33)	$(1.62)	$(1.59)	$(1.54)
Average weighted shares outstanding for the period	114,146,939	88,200,916	110,868,177	82,112,300	85,978,757	59,429,222	31,559,905	23,626,642	15,724,095
Assets and Liabilities Data:
Investments	$1,691,580	$1,213,517	$1,691,580	$1,213,517	$1,463,010	$748,483	$547,168	$497,530	$328,222
Other assets	124,429	125,345	124,429	125,345	86,307	84,212	119,857	44,248	48,280

Total assets	1,816,009	1,338,862	1,816,009	1,338,862	1,549,317	832,695	667,025	541,778	376,502

Amount drawn on credit facility	121,000	47,500	121,000	47,500	84,200	100,300	124,800	91,167	—
2010 Notes	150,000	150,000	150,000	150,000	150,000	—	—	—	—
2011 Notes	167,500	172,500	167,500	172,500	172,500	—	—	—	—
Prospect Capital InterNotes®	5,465	—	5,465	—		—	—	—	—
Amount owed to related parties	4,677	7,809	4,677	7,809	7,918	9,300	6,713	6,641	4,838
Other liabilities	48,561	48,132	48,561	48,132	20,342	11,671	2,916	14,347	71,616

Total liabilities	497,203	425,941	497,203	425,941	434,960	121,271	134,429	112,155	76,454

Net assets	$1,318,806	$912,921	$1,318,806	$912,921	$1,114,357	$711,424	$532,596	$429,623	$300,048

Investment Activity Data:
No. of portfolio companies at period end	78	64	78	64	72	58	30	29 (2)	24 (2)
Acquisitions	$170,073	$359,152	$547,345	$641,036	$953,337	$364,788 (3)	$98,305	$311,947	$167,255
Sales, repayments, and other disposals	$188,399	$76,494	$354,660	$207,030	$285,562	$136,221	$27,007	$127,212	$38,407
Annualized current yield at end of period for performing debt investments(4)	12.6%	15.0%	12.6%	15.0%	12.3%	16.2%	14.6%	15.5%	17.3%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes a net profits interest in Charlevoix Energy Trading LLC ("Charlevoix"), remaining after loan was paid.

(3)
Includes $207,126 of acquired portfolio investments from Patriot Acquisition.

(4)
Excludes equity investments and non-performing loans.

 RISK FACTORS

        Your investment in the notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.

        You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks.

Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.

        As of May 24, 2012, we and our subsidiaries had approximately $561.5 million of senior indebtedness outstanding, none of which was secured indebtedness and $561.5 million of which was unsecured indebtedness.

        The use of debt could have significant consequences on our future operations, including:

  •
  making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

  •
  resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

  •
  reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

  •
  limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.

        Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing or amended senior credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.

The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.

        The notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness, including without limitation, the $150 million of 6.25% Convertible Senior Notes due 2015 (the "2015 Notes"), the $168 million of 2016 Notes, the $130 million of 2017 Notes and the $100 million of 6.95% Senior Notes due 2022 (the "2022 Notes"). As a result, the notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of May 24, 2012, our credit facility was undrawn upon. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.

        Each of the 2015 Notes, the 2016 Notes, the 2017 Notes and the 2022 Notes may be due prior to the notes. We do not currently know whether we will be able to replace any of the 2015 Notes, the 2016 Notes, the 2017 Notes or the 2022 Notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2015 Notes, the 2016 Notes, the 2017 Notes or the 2022 Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the Notes and our ability to qualify as a regulated investment company, or "RIC."

The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.

        The indenture and supplemental indentures (collectively, the "indenture") under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.

        Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.

        Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty" and "—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.

Our credit ratings may not reflect all risks of your investment in the notes.

        Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the notes and our access to the capital markets. These credit ratings may not reflect the potential impact of risks relating to structure or marketing of the notes. Agency ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization. Each agency's rating should be evaluated independently of any other agency's rating.

We may choose to redeem notes when prevailing interest rates are relatively low.

        If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.

Survivor's Option may be limited in amount.

        We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor's Option for the desired amount will be permitted in any single calendar year.

We cannot assure that a trading market for your notes will ever develop or be maintained.

        In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

  •
  the method of calculating the principal and interest for the notes;

  •
  the time remaining to the stated maturity of the notes;

  •
  the outstanding amount of the notes;

  •
  the redemption or repayment features of the notes; and

  •
  the level, direction and volatility of interest rates generally.

        There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We seek to be a long-term investor with our portfolio companies. From our July 27, 2004 inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to reduce our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 10% of our investment portfolio.

        The aggregate value of our portfolio investments was $1,691,580, and $1,463,010 as of March 31, 2012 and June 30, 2011, respectively. During the nine months ended March 31, 2012, our net cost of investments increased by $220,129, or 15.3%, as a result of nineteen new investments, several follow-on investments and a revolver advance, totaling $542,846, accrued payment-in-kind interest of $4,499 and accretion of purchase discount of $3,741, while we received full repayment on twelve investments, sold one investment, received several partial prepayments, amortization payments and a revolver repayment, totaling $354,660, including a net realized gain of $23,703. During the nine months ended March 31, 2012, Deb Shops, Inc. ("Deb Shops") filed for bankruptcy and a plan for reorganization was proposed. The plan, which is expected to be approved by the bankruptcy court, will eliminate our debt position with no payment to us. As a result, we determined that the impairment of Deb Shops was other-than-temporary and recorded a realized loss of $14,607 for the full amount of the amortized cost. This realized loss was primarily offset by our sale of 392 shares of NRG Manufacturing, Inc. ("NRG") common stock for which we realized a gain of $36,940.

        Compared to the end of last fiscal year (ended June 30, 2011), net assets increased by $204,449 or 18.3% during the nine months ended March 31, 2012, from $1,114,357 to $1,318,806. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $144,376, dividend reinvestments of $7,893, and another $154,601 from operations. These increases, in turn, were offset by $102,421 in dividend distributions to our stockholders. The $154,601 increase in net assets resulting from operations is net of the following: net investment income of $122,457, net realized gain on investments of $23,703 and an increase in net assets due to changes in net unrealized appreciation of investments of $8,441.

Third Quarter Highlights

Investment Transactions

        On January 4, 2012, Energy Solutions Holdings, Inc. ("Energy Solutions") sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $148,687 in cash and an additional $10,000 is being held in escrow. Currently, our loans to Energy Solutions remain outstanding and are collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        On January 9, 2012, Arrowhead General Insurance Agency, Inc. ("Arrowhead") repaid the $27,000 loan receivable to us.

        On January 12, 2012, we made a follow-on investment of $16,500 to purchase 86.8% of the secured Class D Notes in CIFC Funding 2011-I, Ltd ("CIFC"). The secured Class D Notes bear interest in cash at Libor plus 5.0% and has a final maturity date on January 19, 2023.

        On January 17, 2012, we provided $18,332 of secured second-lien financing to National Bankruptcy Solutions ("NBS"), a financial services processing company purchased by a leading private equity sponsor. The second lien note bears interest in cash at the greater of 12.00% or Libor plus 9.0% and interest in kind of 1.50% and has a final maturity of July 16, 2017.

        On January 31, 2012, Aircraft Fasteners International, LLC ("AFI") repaid the $7,441 loan receivable to us.

        On February 2, 2012, NRG Manufacturing, Inc. ("NRG") was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In connection with the sales, we recognized a realized gain of $24,810 in the results for the quarter ended March 31, 2012. In total, we received proceeds of $93,977 at closing. In addition, there is $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. This will be recognized as additional gain if and when received.

        On February 10, 2012, we provided $15,000 of secured second-lien financing to Rocket Software, Inc. ("Rocket Software"), a leading global infrastructure software company. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity of February 8, 2019.

        On February 15, 2012, we provided $25,000 of secured second-lien financing to Blue Coat Systems, Inc. ("Blue Coat"), a leading provider of Web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 11.50% or Libor plus 10.0% and has a final maturity of August 15, 2018.

        On February 24, 2012, we made a follow-on investment of $7,856 to purchase 23.9% of the unrated subordinated notes to Apidos CLO VIII, Ltd ("Apidos").

        On February 28, 2012, we made a senior secured follow-on investment of $9,500 in Clearwater Seafoods LP ("Clearwater") to finance the repayment of a senior secured note due to mature in 2012 and settle outstanding claims senior to our own investment. The second lien note bears interest in cash at 12.00% and has a final maturity of February 4, 2016.

        On February 29, 2012, we provided $15,000 of secured second-lien financing to Focus Brands, Inc. ("Focus"), a leading franchiser and operator of restaurants, cafes, ice cream stores and retail bakeries. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.00% and has a final maturity on August 21, 2018.

        On March 1, 2012, we made a senior secured follow-on investment of $27,500 in SG Acquisition Inc. ("Safe-Guard") to support a recapitalization. As of March 31, 2012, our investment is $26,470 structured as $12,720 of Term Loan C and $13,750 of Term Loan D first lien notes. The Term Loan C note bears interest in cash at the greater of 8.50% or Libor plus 6.50% and has a final maturity of March 18, 2016. The Term Loan D notes bears interest in cash at the greater of 14.50% or Libor plus 12.50% and has a final maturity of March 18, 2016.

        On March 14, 2012, we made an investment of $26,569 to purchase 74.4% of the unrated subordinated notes in Babson CLO Ltd 2012-I ("Babson 2012").

        On March 16, 2012, VPSI, Inc. ("VPSI") repaid the $16,598 loan receivable to us.

        On March 19, 2012, we entered into a definitive agreement to provide debt and equity for the acquisition of the businesses of First Tower Corp. ("First Tower"), a private multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices. We are acquiring 80.1% of First Tower for $110,200 of cash and 14,518,207 of our shares of common stock. We have the option, at our sole discretion, to substitute up to 100% cash in lieu of such 14,518,207 shares of our common stock at a price per share based on average trading prices prior to the closing date. Completion of the acquisition (the "First Tower Acquisition") is subject to regulatory approvals and is expected to close late in the quarter ended June 30, 2012.

        On March 23, 2012, Anchor Hocking, LLC ("Anchor Hocking") repaid the $20,444 loan receivable to us.

        On March 27, 2012, we provided $12,500 of senior secured financing to IDQ Holdings, Inc. ("IDQ"), a manufacturer of a refrigerant refill kits for automobile air conditioners. The senior secured note bears interest in cash at 11.50% and has a final maturity of April 1, 2017.

        On March 30, 2012, ROM Acquisition Corporation ("ROM") repaid the $31,638 loan receivable to us.

Revolving Credit Facility

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $410,000 under the 2012 Facility as of March 31, 2012; which was increased by $482,500 in April 2012 (See Recent Developments). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate.

Senior Convertible Notes

        Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 5.50% senior convertible notes due 2016 ("2016 Notes") at a price of 97.5% of par, including commissions. The transactions will result in our recognizing $10 of loss in the quarter ended March 31, 2012.

Prospect Capital InterNotes®

        During the three months ended March 31, 2012, we issued $5,465 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $5,001.

Equity Issuance

        On October 21, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $618,600 of additional debt and equity securities in the public market as of March 31, 2012.

        On January 25, 2012, February 17, 2012 and March 23, 2012, we issued shares of our common stock in connection with the dividend reinvestment plan of 85,252, 69,864 and 77,764, respectively.

        On February 28, 2012, we completed a public stock offering of 12,000,000 shares of our common stock at $10.95 per share, raising $131,400 of gross proceeds and $129,480 of net proceeds.

Dividend

        On February 6, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101450 per share for February 2012 to holders of record on February 29, 2012 with a payment date of March 23, 2012;

  •
  $0.101475 per share for March 2012 to holders of record on March 30, 2012 with a payment date of April 20, 2012; and

  •
  $0.101500 per share for April 2012 to holders of record on April 30, 2012 with a payment date of May 24, 2012.

Investment Holdings

        As of March 31, 2012, we continue to pursue our investment strategy and continue to diversify the portfolio. In May 2007, we changed our name to "Prospect Capital Corporation" and terminated our policy to invest at least 80% of our net assets in energy companies. Since that time, we have reduced our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 10% of our investment portfolio.

        At March 31, 2012, approximately $1,691,580 or 128.3% of our net assets are invested in 78 long-term portfolio investments and 4.4% of our net assets are invested in money market funds.

        During the nine months ended March 31, 2012, we originated $547,345 of new investments. Our origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, though we also continue to close selected junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non-sponsor transactions. Our performing loan portfolio's annualized current yield increased from 12.3% as of June 30, 2011 to 12.6% as of March 31, 2012 across all long-term debt investments. We expect our current asset yield may continue to decline modestly as we continue to reduce credit risk. Generally, we have seen a decrease in interest rates on loans issued during our fiscal year ended June 30, 2011 and the nine months ending March 31, 2012 in comparison to the rates in effect prior to June 30, 2010 as we continue to reduce the risk profile of the portfolio. Monetization of other equity positions that we hold is not included in this yield calculation. In many of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        As of March 31, 2012, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), AWCNC, LLC, Borga, Inc., C&J Cladding LLC, Energy Solutions, Integrated Contract Services, Inc. ("ICS"), Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc. ("NMMB"), Nupla Corporation ("Nupla") and R-V Industries, Inc. ("R-V"). We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork ("Biotronic"), Boxercraft Incorporated ("Boxercraft"), Smart, LLC, and Sport Helmets Holdings, LLC ("Sport Helmets").

        The following is a summary of our investment portfolio by level of control at March 31, 2012 and June 30, 2011, respectively:

	March 31, 2012				June 30, 2011
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$232,459	14.0%	$323,786	19.1%	$262,301	18.3%	$310,072	21.2%
Affiliate	59,606	3.6%	67,581	4.0%	56,833	4.0%	72,337	4.9%
Non-control/Non-affiliate	1,363,798	82.4%	1,300,213	76.9%	1,116,600	77.7%	1,080,601	73.9%

Total Portfolio	$1,655,863	100.0%	$1,691,580	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investment portfolio presented by type of investment at March 31, 2012 and June 30, 2011, respectively:

	March 31, 2012				June 30, 2011
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$2,508	0.2%	$2,529	0.1%	$7,144	0.5%	$7,278	0.5%
Senior Secured Debt	851,475	51.4%	796,732	47.2%	822,582	57.3%	789,981	54.0%
Subordinated Secured Debt	568,594	34.3%	510,936	30.2%	491,188	34.2%	448,675	30.7%
Subordinated Unsecured Debt	70,389	4.3%	70,872	4.2%	54,687	3.8%	55,336	3.8%
CLO Debt	27,164	1.7%	30,662	1.8%	—	—%	—	—%
CLO Residual Interest	77,228	4.7%	78,942	4.7%	—	—%	—	—%
Preferred Stock	31,490	1.9%	24,160	1.4%	31,979	2.2%	25,454	1.7%
Common Stock	18,725	1.1%	138,669	8.2%	19,865	1.4%	116,076	7.9%
Membership Interests	6,017	0.3%	15,744	0.9%	6,128	0.4%	15,392	1.1%
Overriding Royalty Interests	—	—%	1,677	0.1%	—	—%	2,168	0.1%
Escrows Receivable	—	—%	15,269	0.9%	—	—%	—	—%
Warrants	2,273	0.1%	5,388	0.3%	2,161	0.2%	2,650	0.2%

Total Portfolio	$1,655,863	100.0%	$1,691,580	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investments in debt securities presented by type of security at March 31, 2012 and June 30, 2011, respectively:

	March 31, 2012				June 30, 2011
Level of Control	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$861,292	56.7%	$807,167	57.2%	$902,031	65.6%	$854,975	65.7%
Second Lien	561,285	36.9%	503,030	35.6%	418,883	30.5%	390,959	30.0%
Unsecured	70,389	4.6%	70,872	5.0%	54,687	4.0%	55,336	4.3%
CLO Debt	27,164	1.8%	30,662	2.2%	—	—%	—	—%

Total Debt Securities	$1,520,130	100.0%	$1,411,731	100.0%	$1,375,601	100.0%	$1,301,270	100.0%

        The following is our investment portfolio presented by geographic location of the investment at March 31, 2012 and June 30, 2011, respectively:

	March 31, 2012				June 30, 2011
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$69,630	4.2%	$71,392	4.2%	$74,239	5.2%	$75,207	5.1%
Cayman Islands	104,392	6.3%	109,604	6.5%	—	—%	—	—%
Ireland	14,916	0.9%	15,000	0.9%	14,908	1.0%	15,000	1.0%
Midwest US	381,227	23.0%	323,766	19.1%	358,540	25.0%	340,251	23.4%
Northeast US	309,999	18.8%	330,789	19.6%	242,039	16.9%	234,628	16.0%
Southeast US	312,130	18.8%	300,042	17.7%	234,528	16.3%	208,226	14.2%
Southwest US	191,870	11.6%	279,617	16.5%	189,436	13.2%	266,004	18.2%
Western US	271,699	16.4%	261,370	15.5%	322,044	22.4%	323,694	22.1%

Total Portfolio	$1,655,863	100.0%	$1,691,580	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investment portfolio presented by industry sector of the investment at March 31, 2012 and June 30, 2011, respectively:

	March 31, 2012				June 30, 2011
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	—%	$—	—%	$56	—%	$35	—%
Automobile / Auto Finance	37,674	2.3%	35,093	2.1%	41,924	2.9%	42,444	2.9%
Biomass Power(1)	—	—%	—	—%	2,540	0.2%	—	—%
Business Services	3,148	0.2%	3,288	0.2%	6,604	0.5%	6,787	0.5%
Chemicals	56,359	3.4%	56,359	3.3%	25,277	1.8%	25,277	1.7%
Commercial Services	80,567	4.9%	80,567	4.8%	34,625	2.4%	34,625	2.4%
Consumer Services	99,117	6.0%	99,347	5.9%	68,286	4.8%	68,286	4.7%
Contracting	15,949	1.0%	1,106	0.0%	18,220	1.3%	1,767	0.1%
Diversified Financial Services	122,724	7.4%	127,936	7.6%	—	—%	—	—%
Diversified / Conglomerate Service	—	—%	35	0.0%	—	—%	—	—%
Durable Consumer Products	137,712	8.3%	138,390	8.2%	141,779	9.9%	144,362	9.9%
Ecological	141	—%	216	—%	141	—%	194	—%
Electronics	—	—%	142	—%	588	—%	1,374	0.1%
Energy(1)	63,245	3.8%	166,260	9.9%	—	—%	—	—%
Food Products	146,643	8.9%	139,474	8.2%	144,503	10.1%	146,498	10.0%
Gas Gathering and Processing(1)	—	—%	—	—%	42,003	2.9%	105,406	7.2%
Healthcare	166,761	10.1%	167,667	9.9%	156,396	10.9%	163,657	11.2%
Home and Office Furnishings, Housewares and Durable	1,557	0.1%	5,723	0.3%	1,916	0.1%	6,109	0.4%
Insurance	83,714	5.1%	83,714	4.9%	86,850	6.0%	87,448	6.0%
Machinery	4,667	0.3%	6,835	0.4%	13,179	0.9%	13,171	0.9%
Manufacturing	95,433	5.8%	116,341	6.9%	114,113	7.9%	136,039	9.3%
Media	117,637	7.1%	112,220	6.6%	121,302	8.4%	121,300	8.3%
Metal Services and Minerals	580	—%	5,231	0.3%	580	—%	4,699	0.3%
Mining, Steel, Iron and Non-Precious Metals and Coal Production(1)	—	—%	—	—%	1,448	0.1%	—	—%
Oil and Gas Equipment Services	7,574	0.5%	7,574	0.4%	—	—%	—	—%
Oil and Gas Production	126,747	7.6%	35,256	2.2%	124,662	8.7%	70,923	4.8%
Oilfield Fabrication	—	—%	—	—%	23,076	1.6%	23,076	1.6%
Personal and Nondurable Consumer Products	54,703	3.2%	62,918	3.7%	15,147	1.1%	23,403	1.6%
Production Services	268	0.0%	2,040	0.1%	14,387	1.0%	15,357	1.0%
Property Management	51,920	3.1%	47,803	2.8%	52,420	3.7%	51,726	3.5%
Retail	63	—%	137	—%	14,669	1.0%	145	0.0%
Shipping Vessels(1)	—	—%	—	—%	11,303	0.8%	3,079	0.2%
Software & Computer Services	76,863	4.6%	77,608	4.7%	37,890	2.7%	38,000	2.7%
Specialty Minerals	37,732	2.3%	42,791	2.5%	30,169	2.1%	34,327	2.3%
Textiles and Leather	15,148	0.9%	17,932	1.1%	12,931	0.9%	15,632	1.1%
Transportation	51,161	3.1%	51,577	3.0%	76,750	5.3%	77,864	5.3%

Total Portfolio	$1,655,863	100.0%	$1,691,580	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

(1)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings, LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions to consolidate all of our energy holdings under one management team.

Portfolio Investment Activity

        During the nine months ended March 31, 2012, we acquired $449,264 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $92,082, funded $1,500 of revolver advances, and recorded PIK interest of $4,499, resulting in gross investment originations of $547,345. The more significant of these investments are described briefly in the following:

          On July 1, 2011, we made a senior secured follow-on investment of $2,300 in Boxercraft to support the acquisition of Jones & Mitchell, a supplier of college-licensed apparel. The first lien note bears interest in cash at Libor plus 7.50% and has a final maturity on September 16, 2013.

          On July 8, 2011, we made a senior secured investment of $39,000 to support the recapitalization of Totes Isotoner Corporation ("Totes"). The second lien note bears interest in cash at the greater of 10.75% or Libor plus 9.25% and has a final maturity on January 8, 2018.

          On August 5, 2011 and September 7, 2011, we made senior secured follow-on investments of $3,850 and $11,800, respectively, in ROM to support the acquisitions of Havis Lighting Solutions, a supplier of products primarily used by emergency response and police vehicles, and the acquisition of a leading manufacturer of personal safety products for the transportation and industrial markets. The first lien notes bear interest in cash at the greater of 10.50% or Libor plus 9.50% and has a final maturity on May 8, 2013.

          On August 9, 2011, we provided a $15,000 term loan to support the acquisition of Nobel Learning Communities, Inc., a leading national operator of private schools. The unsecured note bears interest in cash at 11.50% and interest in kind of 1.50% and has a final maturity on August 9, 2017.

          On August 9, 2011, we made an investment of $32,116 to purchase 66.2% of the unrated subordinated notes in Babson CLO Ltd 2011-I ("Babson").

          On September 16, 2011, we acted as the facility agent and lead lender of a syndication of lenders that collectively provided $132,000 in senior secured financing to support the financing of Capstone Logistics, LLC ("Capstone"), a leading logistics company. This company provides a broad array of logistics services to a diverse group of blue chip customers in the grocery, food service, retail, and specialty automotive industries. As of March 31, 2012 our investment is $75,567 structured as $33,942 of Term Loan A and $41,625 of Term Loan B first lien notes. After the financing, we received repayment of the loan that was outstanding for Progressive Logistics Services, LLC ("PLS"). The Term Loan A notes bear interest in cash at the greater of 7.50% or Libor plus 5.50% and has a final maturity on September 16, 2016. The Term Loan B notes bear interest in cash at the greater of 13.50% or Libor plus 11.50% and has a final maturity on September 16, 2016.

          On September 30, 2011, we provided a $23,000 senior secured loan to support the recapitalization of Anchor Hocking, a leading designer, manufacturer, and marketer of high quality glass products for the retail, food service, and OEM channels. The second lien note bears interest in cash at the greater of 10.50% or Libor plus 9.00% and has a final maturity on September 27, 2016.

          On October 13, 2011 and October 19, 2011, we made investments of $9,319 and $1,358, respectively, to purchase 32.9% of the unrated subordinated notes to Apidos.

          On October 24, 2011, we made a secured second lien investment of $6,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. The second lien loan bears interest in cash at the greater of 12.0% or Libor plus 10.50% and has a final maturity on October 19, 2018.

          On October 28, 2011, we made a follow-on investment of $8,200 in Empire Today, LLC. The follow-on first lien note bears interest in cash at 11.375% and has a final maturity on February 1, 2017.

          On November 4, 2011, we made a secured second lien investment of $15,000 to support the acquisition of Injured Workers Pharmacy, LLC, a specialty pharmacy services company, in a private equity backed transaction. The secured loan bears interest in cash at the greater of 12.0% or Libor plus 7.50% and has a final maturity on November 4, 2017.

          On December 2, 2011, we made a secured second-lien follow-on investment of $7,500 to American Gilsonite Company ("American Gilsonite") for a dividend recapitalization. After the financing, we received a $1,383 dividend as a result of our equity holdings in American Gilsonite. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest in kind of 2.5% and has a final maturity on March 10, 2016.

          On December 22, 2011, we made a secured first lien investment of $31,083 to VanDeMark Chemicals, Inc ("VanDeMark"), a specialty chemical manufacturer. The secured loan bears interest in cash at the greater of 12.2% or Libor plus 10.2% and has a final maturity on December 31, 2014.

          On December 22, 2011, we made an investment of $17,900 to purchase 13.2% of the secured Class D Notes and 86.0% of the unsecured Class E Notes in CIFC. The $2,500 secured Class D Notes bear interest in cash at Libor plus 5.0% and has a final maturity date on January 19, 2023. The $15,400 unsecured Class E Notes bear interest in cash at Libor plus 7.0% and has a final maturity on January 19, 2023.

          On December 28, 2011, we made a secured first-lien follow-on investment of $4,750 in Energy Solutions in order to facilitate the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine. We invested $1,250 of equity in Energy Solutions and $3,500 of debt to Vessel Holdings LLC. The first lien note bears interest in cash at 18.0% and has a final maturity of December 12, 2016.

          On December 28, 2011, we made a secured debt investment of $10,000 to support the acquisition of Hoffmaster Group, Inc. After the financing we received a repayment of the loan that was previously outstanding. The $10,000 second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.50% and has a final maturity date of January 3, 2019.

          On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG. After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock for $13,266, realizing a gain of $12,131. Our remaining 408 shares of NRG common stock held by us back to NRG were sold on February 2, 2012. The secured first lien note bears interest at 15.0% and has a final maturity on December 27, 2016.

          On December 30, 2011, we provided $8,000 of senior secured debt to Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc, a provider of non-destructive testing services to detect leaks and other defects in pipes, vessels, and related equipment for the oil and gas pipeline, chemical and paper and pulp industries. The secured note bears interest in cash at 11.0% and has a final maturity of September 26, 2016.

          On January 12, 2012, we made a follow-on investment of $16,500 to purchase 86.8% of the secured Class D Notes in CIFC. The secured Class D Notes bear interest in cash at Libor plus 5.0% and has a final maturity date on January 19, 2023.

          On January 17, 2012, we provided $18,332 of secured second-lien financing to NBS, a financial services processing company purchased by a leading private equity sponsor. The second lien note bears interest in cash at the greater of 12.00% or Libor plus 9.0% and interest in kind of 1.50% and has a final maturity of July 17, 2017.

          On February 10, 2012, we provided $15,000 of secured second-lien financing to Rocket Software, a leading global infrastructure software company. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity of February 8, 2019.

          On February 15, 2012, we provided $25,000 of secured second-lien financing to Blue Coat, a leading provider of Web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 11.50% or Libor plus 10.0% and has a final maturity of August 15, 2018.

          On February 24, 2012, we made a follow-on investment of $7,856 to purchase 23.9% of the unrated subordinated notes to Apidos.

          On February 28, 2012, we made a senior secured follow-on investment of $9,500 in Clearwater to finance the repayment of a senior secured note due to mature in 2012 and settle outstanding claims senior to our own investment. The second lien note bears interest in cash at 12.00% and has a final maturity of February 4, 2016.

          On February 29, 2012, we provided $15,000 of secured second-lien financing to Focus, a leading franchiser and operator of restaurants, cafes, ice cream stores and retail bakeries. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.00% and has a final maturity on August 21, 2018.

          On March 1, 2012, we made a senior secured follow-on investment of $27,500 in Safe-Guard to support a recapitalization. As of March 31, 2012, our investment is $26,470 structured as $12,720 of Term Loan C and $13,750 of Term Loan D first lien notes. The Term Loan C note bears interest in cash at the greater of 8.50% or Libor plus 6.50% and has a final maturity of March 18, 2016. The Term Loan D notes bears interest in cash at the greater of 14.50% or Libor plus 12.50% and has a final maturity of March 18, 2016.

          On March 14, 2012, we made an investment of $26,569 to purchase 74.4% of the unrated subordinated notes in Babson 2012.

          On March 27, 2012, we provided $12,500 of senior secured financing to IDQ, a manufacturer of a refrigerant refill kits for automobile air conditioners. The senior secured note bears interest in cash at 11.50% and has a final maturity of April 1, 2017.

        During the nine months ended March 31, 2012, we closed-out ten positions which are briefly described below.

          On October 31, 2011, IEC-Systems, LP/Advanced Rig Services, LLC repaid the $20,909 loan receivable to us.

          On November 21, 2011, we received an equity distribution from the sale of our shares of Fairchild Industrial Products, Co. common and preferred stock, realizing $1,549 of gross proceeds and a total gain of $960 on settlement of the investment.

          On December 29, 2011, Iron Horse Coiled Tubing, Inc ("Iron Horse") repaid the $11,338 loan receivable to us.

          On December 30, 2011, we exited our investment in Mac & Massey Holdings, LLC ("Mac & Massey") and received $10,239 for repayment of the $9,323 loan receivable to us and monetization of our equity position, resulting in a realized gain of $820. We recognized $694 of accelerated purchase discount accretion in the quarter ended December 31, 2011.

          On January 9, 2012, Arrowhead repaid the $27,000 loan receivable to us.

          On January 31, 2012, AFI repaid the $7,441 loan receivable to us.

          On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In connection with the sales, we recognized a realized gain of $24,810 in the results for the quarter ended March 31, 2012. In total, we received proceeds of $93,977 at closing. In addition, there is $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. This will be recognized as additional gain when and if received.

          On March 16, 2012, VPSI repaid the $16,598 loan receivable to us.

          On March 23, 2012, Anchor Hocking repaid the $20,444 loan receivable to us.

          On March 30, 2012, ROM repaid the $31,638 loan receivable to us.

        In addition to the repayments noted above, during the nine months ended March 31, 2012 we received principal amortization payments of $18,948 on several loans, and $26,254 of partial prepayments related to AFI, Anchor Hocking, Cargo Airport Services USA ("CAS"), LLC, Iron Horse, LHC Holdings Corp. ("LHC"), NMMB, Pinnacle Treatment Centers Inc, Progrexion Holdings, Inc ("Progrexion"), Safe-Guard, Seaton Corp and ST Products LLC.

        During the nine months ended March 31, 2011, we also received principal amortization payments of $12,584 on several loans, and $12,640 of partial prepayments related to AIRMALL, AFI, Ajax, EXL Acquisition Corporation, Fischbein LLC ("Fischbein"), Iron Horse, LHC, Nupla and Progrexion.

        On January 4, 2012, Energy Solutions sold Gas Solutions for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $148,687 in cash and an additional $10,000 is being held in escrow. Currently, our loans to Energy Solutions remain outstanding and are collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        During the three and nine months ended March 31, 2012, we recognized $964 and $3,348 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. Included in the $964 recorded during the three months ended March 31, 2012 is $726 of normal accretion and $238 of accelerated accretion resulting from the repayment of ROM. Included in the $3,348 recorded during the nine months ended March 31, 2012 is $2,417 of normal accretion and $931 of accelerated accretion resulting from the repayments of Mac & Massey and ROM. As of March 31, 2012, $5,286 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $666 is expected to be amortized during the three months ending June 30, 2012.

        During the three and nine months ended March 31, 2011, we recognized $4,739 and $10,092, respectively, of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $4,739 for the three months ended March 31, 2011, is $1,302 of normal accretion and $3,268 of accelerated accretion resulting from the recapitalization of our loans Arrowhead and The Copernicus Group Inc. ("Copernicus"). Included in the $10,092 for the nine months ended March 31, 2011, is $3,979 of normal accretion, $1,116 of accelerated accretion resulting from the repayment of Impact Products LLC, and $4,828 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead, Copernicus and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
March 31, 2012	$170,073	$188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	62,367
March 31, 2011	359,152	76,494
December 31, 2010	140,933	62,915
September 30, 2010	140,951	67,621
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$2,675,999	$994,920

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at March 31, 2012 the Audit Committee considered valuations from the independent valuation firm and from management having an aggregate range of $1,673,726 to $1,771,739, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. As a second method, management and the independent valuation firm use a market approach to establish a blended required rate of return based on position of the debt instrument within the total capitalization of the portfolio company. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $1,691,580, excluding money market investments.

        Our portfolio companies are generally middle market companies, outside of the financial sector, with less than $50,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

  Ajax Rolled Ring & Machine, Inc.

          We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. As of March 31, 2012, we control 77.68% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $20,277 and new debt was $15,035 as of March 31, 2012.

          Ajax forges seamless steel rings sold to various customers. The rings are used in a range of industrial applications, including in construction equipment and wind power turbines. Ajax's business is cyclical, and the business experienced a significant rebound in 2010 and 2011 following the decline in 2009 due to the global macroeconomic crisis. Ajax's EBITDA has experienced a 133% and 76% year-over-year improvement in 2010 and 2011, respectively.

          The Board of Directors increased the fair value of our investment in Ajax to $46,535 as of March 31, 2012, a premium of $5,166 from its amortized cost, compared to the $7,822 unrealized depreciation recorded at June 30, 2011.

  Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.)

          Gas Solutions is an investment that we completed in September 2004 in which we own 100% of the equity. Gas Solutions is a midstream gathering and processing business located in east Texas. We have provided additional capital for growth initiatives, acquisitions and other capital needs subsequent to our initial investment.

          In December 2011, we completed a reorganization of Gas Solutions renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in CCEHI, CCEI, Freedom Marine and Yatesville to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

          On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solution Assets") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solution Assets. Our loans to and investment in Energy Solutions remain outstanding as Energy Solutions and will continue as a portfolio company of Prospect managing other energy-related subsidiaries. The cash balances of Energy Solutions continue to collateralize our loan positions.

          In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $166,260 for our debt and equity positions at March 31, 2012 based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. At March 31, 2012 and June 30, 2011, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $103,015 and $51,491 above its amortized cost, respectively.

  Integrated Contract Services, Inc.

          ICS is an investment that we entered into in April 2007. Prior to January 2009, ICS owned the assets of ESA Environmental Specialists, Inc. ("ESA") and 100% of the stock of The Healing Staff ("THS"). ESA originally defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007, the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to us. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, we provided $1,170 to THS for working capital.

          In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS and certain ESA assets. THS provides outsourced medical staffing and security staffing services to governmental and commercial enterprises. In November 2009, THS was informed that the U.S. Air Force would not exercise its option to renew its contract. THS continues to solicit new contracts to replace the revenue lost when the Air Force contract ended. As part of its strategy to recovery from the loss of the Air Force contract, in 2010 THS started a new business, Vets Securing America, Inc. ("VSA"), to provide out-sourced security guards staffed primarily using retired military veterans. During the year ended June 30, 2011 and the nine months ended March 31, 2012, we made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. There were no additional fundings during the three months ended March 31, 2012. In October 2011, we sold a building acquired from ESA for $894. In January 2012, we received $2,250 towards an ESA litigation settlement. The proceeds from both of these transactions were used to reduce the outstanding loan balance due to us.

          Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS/VSA, our Board of Directors determined the fair value of our investment in ICS to be $1,106 at March 31, 2012, a reduction of $14,843 from its amortized cost, compared to the $16,453 unrealized loss recorded at June 30, 2011.

  Manx Energy, Inc.

          On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings LLC ("AEH") and Coalbed LLC ("Coalbed") in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations.

          The Board of Directors decreased the fair value of our investment in Manx to zero as of March 31, 2012, a reduction of $19,018 from its amortized cost, compared to the $17,707 unrealized loss recorded at June 30, 2011.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Three of our portfolio companies experienced such volatility due to improved operating results and experienced meaningful increases in valuation during the three and nine months ended March 31, 2012—Ajax, Energy Solutions and R-V. The valuation of Ajax increased due to improved operating results and emergent customer base. The value of our equity position in Ajax has increased to $11,223 as of March 31, 2012, a premium of $5,166 to its cost, compared to the $6,057 unrealized loss recorded at June 30, 2011. The valuation of Energy Solutions increased due to the sale of the company's equity interests in the underlying Gas Solutions entities in January 2012. The current value of undistributed sale proceeds held at Energy Solutions has resulted in a significant increase in valuation during the nine months ended March 31, 2012. The value of our equity position in Energy Solutions, including our equity positions in the underlying portfolio companies affected by the reorganization and contingent consideration agreement, has increased to $122,211 as of March 31, 2012, a premium of $113,419 to its cost, compared to the $60,863 unrealized gain recorded at June 30, 2011. The valuation of R-V has increased due to improved operating results. The value of our equity position in R-V has increased to $18,443 as of March 31, 2012, a premium of $11,674 to its cost, compared to the $1,348 unrealized gain recorded at June 30, 2011. Five of the other controlled investments have been valued at discounts to the original investment. Six of the control investments are valued at premiums to the original investment amounts. Overall, at March 31, 2012, the control investments are valued at $91,327 above their amortized cost.

        We hold four affiliate investments at March 31, 2012. The affiliate investments reported strong operating results with valuations remaining relatively consistent from June 30, 2011. Our equity investment in Biotronic experienced the most meaningful decrease in valuation as prior to June 30, 2011 we anticipated that the company would be sold at a substantial premium to our cost basis. This sales process was discontinued during the nine months ended March 31, 2012 as the buyer and Biotronic could not agree to terms acceptable to each party. The value of our equity position in

Biotronic has decreased to $394 as of March 31, 2012, a discount of $2,485 to its amortized cost, compared to the $4,127 unrealized gain recorded at June 30, 2011. The other three affiliate investments are valued at amortized cost or higher. Overall, at March 31, 2012, affiliate investments are valued $7,975 above their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. The exception to this categorization relates to investments which were acquired in the Patriot Acquisition, many of which were acquired at significant discounts to par value, and any changes in operating results or interest rates can have a significant effect on the value of such investments. During the nine months ended March 31, 2012, our investment in Stryker Energy, LLC ("Stryker") experienced the most meaningful decrease in valuation due to declining operating results and a reduction in current natural gas prices. The value of our investment in Stryker has decreased to $1,677 as of March 31, 2012, a discount of $31,034 to its amortized cost, compared to the $6,706 unrealized loss recorded at June 30, 2011. The decrease was due primarily to a drop in natural gas prices during the quarter ended December 31, 2011 and continuing to March 31, 2012. During the nine months ended March 31, 2012, our investment in H&M Oil & Gas, LLC ("H&M") also experienced a significant decrease in valuation due to declining operating results. The value of our investment in H&M has decreased to $30,271 as of March 31, 2012, a discount of $29,747 to its amortized cost, compared to the $21,556 unrealized loss recorded at June 30, 2011. Other Non-control/Non-affiliate investments did not experience significant changes in operations. The remaining investments did not experience significant changes in valuation. Overall, at March 31, 2012, Non-control/Non-affiliate investments are valued $63,585 below their amortized cost.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations, Senior Convertible Notes, which we issued in December 2010 and February 2011, Prospect Capital InterNotes®, which we may issue from time to time, and our equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Senior Convertible Notes and Prospect Capital InterNotes® amounts and outstanding borrowings at March 31, 2012 and June 30, 2011:

	As of March 31, 2012		As of June 30, 2011
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$410,000	$121,000	$325,000	$84,200
Senior Convertible Notes	$317,500	$317,500	$322,500	$322,500
Prospect Capital InterNotes®	$5,465	$5,465	$—	$—

        The following table shows the contractual maturity of our Revolving Credit Facility and Senior Convertible Notes at March 31, 2012:

	Payments Due By Period
	Less Than 1 Year	1 - 3 Years	More Than 3 Years
Revolving Credit Facility	$—	$—	$121,000

Senior Convertible Notes	$—	$—	$317,500

Prospect Capital InterNotes®	$—	$—	$5,465

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of securities, including secured, unsecured and convertible debt securities and preferred stock, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock and warrants to purchase such securities in an amount up to $618,600. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On July 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was s one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $410,000 under the 2012 Facility as of March 31, 2012; which was increased by $482,500 in April 2012 (See Recent Developments). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At March 31, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of March 31, 2012 and June 30, 2011, we had $376,137 and $255,673, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $121,000 and $84,200, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $482,500. At March 31, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $845,406, which represents 64.1% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of March 31, 2012. The release of any assets from PCF requires the approval of the facility agent.

        Concurrent with the extension of our 2012 Facility, in March 2012, we wrote off $304 of the unamortized debt issue costs associated with the previous credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments. In connection with the origination and amendments of the 2012 Facility, we incurred $8,428 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,397 remains to be amortized.

        During the three and nine months ended March 31, 2012, we recorded $4,484 and $12,783 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at March 31, 2012 of 88.0902 and 88.1136 shares of common stock, respectively, per $1,000 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2015 Notes will be increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 2016 Notes for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $4,963 of our 2016 Notes at a price of 97.5% of par, including commissions. The transactions resulted in our recognizing $10 of loss in the quarter ended March 31, 2012. Interest on the 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at March 31, 2012 of 78.3699 and 78.3880 shares, respectively, of common stock per $1,000 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2016 Notes will be increased when monthly cash dividends paid to common shares exceed the rate of $0.101150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $10,562 of fees which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,289 remains to be amortized and is included within deferred financing costs of $17,179 on the consolidated statements of assets and liabilities.

        During the three and nine months ended March 31, 2012, we recorded $5,133 and $15,553 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes Offering"). Additional agents appointed by the Company from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes will be our direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness from time to time outstanding. Each series of notes will be issued by a separate supplemental indenture. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the three months ended March 31, 2012, we issued $5,465 in aggregate principal amount of our Senior Unsecured Notes for net proceeds of approximately $5,001.

Net Asset Value

        During the nine months ended March 31, 2012, we raised $144,376 of additional equity, net of offering costs, by issuing 13,500,000 shares of our common stock. The following table shows the calculation of net asset value per share as of March 31, 2012 and June 30, 2011:

	As of March 31, 2012	As of June 30, 2011
Net Assets	$1,318,806	$1,114,357
Shares of common stock outstanding	121,923,931	107,606,690

Net asset value per share	$10.82	$10.36

        At March 31, 2012, we had 121,923,931 of our common stock issued and outstanding.

Results of Operations

        Net increase in net assets resulting from operations for the three months ended March 31, 2012 and 2011 was $50,209 and $33,759, respectively, representing $0.44 and $0.38 per weighted average share, respectively. During the three months ended March 31, 2012, we experienced net unrealized and realized losses of $7,863 or approximately $0.07 per weighted average share primarily from significant write-downs of our investments in AIRMALL, H&M and Stryker. These instances of depreciation were partially offset by the sale of NRG for which we realized a gain of $24,810 and unrealized appreciation of our investments in Ajax, Babson, CIFC, Energy Solutions and R-V. Net investment income increased on a weighted average per share basis from $0.27 to $0.51 for the three months ended March 31, 2011 and 2012, respectively. This increase is primarily due the sale of our investment in NRG for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012, and $13,765 of structuring and advisory fees recognized during the quarter ended March 31, 2012 from our investments in Energy Solutions and NRG. During the three months ended March 31, 2011, we experienced net unrealized and realized gains of $9,803 or approximately $0.11 per weighted average share primarily from significant write-ups of our investments in Biotronic, NRG and Sport Helmets, and our sale of Miller Petroleum, Inc. ("Miller") common stock for which we realized a gain of $2,561. These instances of appreciation were partially offset by unrealized depreciation in AIRMALL, Copernicus and Shearer's Foods, Inc. ("Shearer's").

        Net increase in net assets resulting from operations for the nine months ended March 31, 2012 and 2011 was $154,601 and $91,279, respectively, representing $1.39 and $1.11 per weighted average share, respectively. During the nine months ended March 31, 2012, we experienced net unrealized and realized gains of $32,144 or approximately $0.29 per weighted average share primarily from significant write-ups of our investments in Ajax, Energy Solutions and R-V, and our sale of NRG for which we realized a gain of $36,940. These instances of unrealized appreciation were partially offset by unrealized depreciation in AIRMALL, Biotronic, H&M, New Meatco Provisions, LLC ("Meatco"), NMMB, Stryker, Wind River Resources Corp. and Wind River II Corp. ("Wind River") and the impairment of Deb Shops due to bankruptcy for which we recorded a realized loss for the full amount of the amortized cost. Net investment income increased on a weighted average per share basis from $0.78 to $1.10 for the nine months ended March 31, 2011 and 2012, respectively. This increase is primarily due to an increase in dividend income received from Energy Solutions and NRG, the sale of our investment in NRG for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012, and $13,765 of structuring and advisory fees recognized during the quarter ended March 31, 2012 from our investments in Energy Solutions and NRG. During the nine months ended March 31, 2011, we experienced net unrealized and realized gains of $27,248 or approximately $0.34 per weighted average share primarily from significant write-ups of our investments in Ajax, Biotronic, Fischbein, Iron Horse, NRG, Nupla and Sport Helmets, and our sale of Miller common stock for which we realized a gain of $7,976. These instances of unrealized appreciation were partially offset by unrealized depreciation in H&M, ICS, Shearer's and Stryker.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $95,623 and $44,573 for the three months ended March 31, 2012 and March 31, 2011, respectively. Investment income was $218,228 and $113,085 for the nine months ended, March 31, 2012 and March 31, 2011, respectively. During the three and nine months ended March 31, 2012, the increase in investment income is primarily the result of a larger income producing portfolio and the deployment of additional capital in revenue-producing assets through increased origination and increased dividends and other income received from Energy Solutions and NRG. The following table describes the various components of investment income and the related levels of debt investments:

	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
	2012	2011	2012	2011
Interest income	$72,946	$34,504	$160,361	$90,787
Dividend income	7,477	2,763	34,664	8,328
Other income	15,200	7,306	23,203	13,970

Total investment income	$95,623	$44,573	$218,228	$113,085

Average debt principal of performing investments	$1,413,572	$906,327	$1,371,807	$779,494

Weighted-average interest rate earned	20.41%	15.23%	15.30%	15.30%

        Average interest income producing assets have increased from $906,327 for the three months ended March 31, 2011 to $1,413,572 for the three months ended March 31, 2012. The average yield on interest bearing assets increased from 15.23% for the three months ended March 31, 2011 to 20.41% for the three months ended March 31, 2012. Average interest income producing assets have increased from $779,494 for the nine months ended March 31, 2011 to $1,371,807 for the nine months ended

March 31, 2012. The increase in annual returns is primarily the result of the sale of our investment in NRG for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. Without this adjustment, the weighted average interest rates earned on debt investments would have been 12.88% and 12.73% for the three and nine months ended March 31, 2012, respectively. The remaining decrease in annual returns is primarily the result of accretion on the assets acquired from Patriot on which we recognized $964 and $4,739 during the three months ended March 31, 2012 and March 31, 2011, respectively, and $3,348 and $10,092 during the nine months ended March 31, 2012 and March 31, 2011, respectively. Without these adjustments, the weighted average interest rates earned on debt investments would have been 12.41% and 13.55% for the nine months ended March 31, 2012 and 2011, respectively. Generally, we have seen a decrease in interest rates on loans issued during our fiscal year 2011 and the three and nine months ending March 31, 2012 in comparison to the rates in effect prior to March 31, 2011 as we continue to reduce the risk profile of the portfolio. The average yield on interest bearing assets increased from 13.23% for the three months ended December 31, 2011 to 20.41% for the three months ended March 31, 2012. The increase is the result of the $26,936 NRG make-whole fee mentioned above. Without this adjustment, the weighted average interest rates earned on debt investments would have been 13.23% for three months ended December 31, 2011 and 12.88% for the three months ended March 31, 2012.

        Investment income is also generated from dividends and other income. Dividend income increased from $2,763 for the three months ended March 31, 2011 to $7,477 for the three months ended March 31, 2012. This $4,714 increase in dividend income is primarily attributed to an increase in the level of dividends received from our investment in NRG due to increased profits generated by the portfolio company prior to its sale. We received dividends from NRG of $5,100 and $200 during the three months ended March 31, 2012 and March 31, 2011, respectively. Dividend income increased from $8,328 for the nine months ended March 31, 2011 to $34,664 for the nine months ended March 31, 2012. This $26,336 increase in dividend income is primarily attributed to an increase in the level of dividends received during the respective three and nine month periods from our investments in Energy Solutions and NRG due to increased profits generated by the portfolio companies. We received dividends from NRG of $15,011 and $400 during the nine months ended March 31, 2012 and March 31, 2011, respectively. We received dividends from Energy Solutions of $14,600 and $6,350 during the nine months ended March 31, 2012 and March 31, 2011, respectively. No dividend was received from Energy Solutions during the three months ended March 31, 2012. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        Other income is generated primarily from structuring fees. Comparing the three months ended March 31, 2011 to the three months ended March 31, 2012, income from other sources increased from $7,306 to $15,200, respectively. Comparing the nine months ended March 31, 2011 to the nine months ended March 31, 2012, income from other sources increased from $13,970 to $23,203, respectively. These increases are primarily due to $13,765 of structuring and advisory fees recognized during the quarter ended March 31, 2012 from our investments in Energy Solutions and NRG. This increase is partially offset by a decrease in structuring fees related to new originations. We recognized $1,192 of structuring fees during the three months ended March 31, 2012 from new originations, in comparison to $7,190 of structuring fees recognized during the three months ended March 31, 2011 primarily related to Arrowhead, CAS, Clearwater, Progressive, Progrexion, Safe-Guard and Stauber Performance Ingredients, Inc. originations. We recognized $8,547 of structuring fees during the nine months ended March 31, 2012 primarily from the Capstone, Totes and VanDeMark originations, in comparison to $12,865 of structuring fees recognized during the nine months ended March 31, 2011 primarily related to AIRMALL, Arrowhead, CAS, Progrexion, Progressive, Royal Adhesives & Sealants, LLC and Safe-Guard.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the "Investment Adviser") for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $37,551 and $20,617 for the three months ended March 31, 2012 and March 31, 2011, respectively. Operating expenses were $95,771 and $49,054 for the nine months ended March 31, 2012 and March 31, 2011, respectively.

        The base investment advisory expenses were $8,949 and $6,037 for the three months ended March 31, 2012 and March 31, 2011, respectively. The base investment advisory expenses were $25,985 and $15,216 for the nine months ended March 31, 2012 and March 31, 2011, respectively. This increase is directly related to our growth in total assets. For the three months ended March 31, 2012 and March 31, 2011, we incurred $14,518 and $5,997, respectively, of income incentive fees. For the nine months ended March 31, 2012 and March 31, 2011, we incurred $30,614 and $16,015, respectively, of income incentive fees. The $8,521 and $14,599 increase in the income incentive fee for the respective three-month and nine-month periods are driven by an increase in pre-incentive fee net investment income of $42,637 and $73,025 for the respective three-month and nine-month periods primarily due to an increase in interest income from a larger asset base and increased interest, dividend and other income generated by our investments in Energy Solutions and NRG. In conjunction with the sale of NRG, we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. Excluding the $26,938 make-whole fee from NRG our income incentive fee would have been $9,131 and $25,227 for the three and nine months ended March 31, 2012, respectively. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the three and nine months ended March 31, 2012, we incurred $9,655 and $28,374, respectively, of expenses related to our Syndicated Facility, Prospect Capital InterNotes® and Senior Convertible Notes. This compares with expenses of $5,660 and $10,182 incurred during the three and nine months ended March 31, 2011, respectively. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken during those quarters. The table below describes the various expenses of our Syndicated Facility,

Prospect Capital InterNotes® and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
	2012	2011	2012	2011
Interest on borrowings	$6,407	$3,470	$19,655	$4,930
Amortization of deferred financing costs	2,680	1,494	7,174	3,628
Undrawn facility fees	568	696	1,545	1,624

Total	$9,655	$5,660	$28,374	$10,182

Weighted-average debt outstanding	$481,363	$237,280	$491,824	$121,084

Weighted-average interest rate on borrowings (excluding amortization and undrawn facility fees)	5.27%	5.85%	5.23%	5.35%

Facility amount at beginning of period	$400,000	$285,000	$325,000	$210,000

        The increase in interest expense for the three and nine months ended March 31, 2012 is primarily due to the issuance of Senior Convertible Notes on December 21, 2010 and February 18, 2011 for which we incurred $4,674 and $14,132 of interest expense, respectively. Due to the extension of tenor of our investments, we issued the Senior Convertible Notes at a higher interest rate and significantly increased the average maturity of our debt outstanding to better match our portfolio and leverage.

        As our asset base has grown and we have added complexity to our capital raising activities, we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last two years, Prospect Administration has increased staffing levels along with costs passed through. The allocation of overhead expense from Prospect Administration was $2,910 and $1,669 for the three months ended March 31, 2012 and 2011. The allocation of overhead expense from Prospect Administration was $5,143 and $3,309 for the nine months ended March 31, 2012 and 2011. As our portfolio continues to grow, we expect to continue to increase the size of our administrative and financial staff on a basis that provides increasing returns to scale. Other allocated expenses from Prospect Administration will continue to increase along with the increase in staffing and asset base.

        Total operating expenses, net of investment advisory fees, allocation of overhead from Prospect Administration and interest costs ("Other Operating Expenses"), were $1,519 and $1,254 for the three months ended March 31, 2012 and 2011, respectively. Other Operating Expenses were $5,655 and $4,332 for the nine months ended March 31, 2012 and 2011, respectively. The $1,323 increase in Other Operating Expenses for the respective nine-month period is primarily due to increased size of our portfolio, for which we have incurred higher costs for legal and valuation services and administrative expenses.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income ("NII") was $58,072 and $23,956 for the three months ended March 31, 2012 and March 31, 2011, respectively, or $0.51 per share and $0.27 per share, respectively. The $34,116 increase for the three months ended March 31, 2012 is due to a $51,050 increase in investment income offset by an increase in operating expenses of $16,934. The $51,050 increase in investment income is primarily due to increases of $38,442 and $7,894 in interest income and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income and an increased level of structuring and advisory fees recognized primarily from our investments in Energy Solutions and NRG. In conjunction with the sale of NRG we also received a

$26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. The offsetting $16,934 increase in operating expenses is primarily due to an $11,433 increase in advisory fees due to the growing size of our portfolio and related income, $3,995 of additional interest and credit facility expenses and a $1,241 increase in overhead allocated from Prospect Administration.

        Our NII was $122,457 and $64,031 for the nine months ended March 31, 2012 and March 31, 2011, respectively, or $1.10 per share and 0.78 per share, respectively. The $58,426 increase for the nine months ended March 31, 2012 is primarily due to a $105,143 increase in investment income offset by an increase in operating expenses of $46,717. The $105,143 increase in investment income is primarily due to increases of increases of $69,574 and $26,336 in interest income and dividend income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income and an increased level of dividends received primarily from our investments in Energy Solutions and NRG. In conjunction with the sale of NRG we also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. The offsetting $46,717 increase in operating expenses is primarily due to a $25,368 increase in advisory fees due to the growing size of our portfolio and related income, and $18,192 of additional interest and credit facility expenses.

Net Realized Gain, Increase in Net Assets from Net Changes in Unrealized (Depreciation) Appreciation

        Net realized gain was $23,703 and $7,094 for the nine months ended March 31, 2012 and March 31, 2011, respectively. The net realized gain for the three months ended March 31, 2012 was due primarily to the sale of NRG common stock for which we realized a gain of $36,940. For the nine months ended March 31, 2012 this gain was offset by our impairment of Deb Shops. During the nine months ended March 31, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan, which is expected to be approved by the bankruptcy court, will eliminate our debt position with no payment to us. As a result, we determined that the impairment of Deb Shops was other-than-temporary and recorded a realized loss of $14,607 for the full amount of the amortized cost. The net realized gain for the three and nine months ended March 31, 2011 was due primarily to the sale of our common stock in Miller.

        Net increase in net assets from changes in unrealized (depreciation) appreciation was ($32,675) and $7,725 for the three months ended March 31, 2012 and March 31, 2011, respectively. For the three months ended March 31, 2012, the $32,675 decrease in net assets from the net change in unrealized (depreciation) appreciation was primarily driven by significant write-downs of our investments in AIRMALL, H&M and Stryker as well as the elimination of the unrealized appreciation resulting from the sale of NRG mentioned above. These instances of depreciation were partially offset by unrealized appreciation of our investments in Ajax, Babson, CIFC, Energy Solutions and R-V. For the three months ended March 31, 2011, the $7,725 increase in net assets from the net change in unrealized appreciation (depreciation) was driven by significant write-ups of approximately $17,982 related to our investments in Biotronic, NRG and Sport Helmets. These instances of unrealized appreciation were partially offset by unrealized depreciation of approximately $10,536 related to our investments in AIRMALL, Copernicus and Shearer's.

        Net increase in net assets from changes in unrealized appreciation was $8,441 and $20,154 for the nine months ended March 31, 2012 and March 31, 2011, respectively. For the nine months ended March 31, 2012, the $8,441 increase in net assets from the net change in unrealized appreciation was driven by significant write-ups of our investments in Ajax, Energy Solutions and R-V as well as the elimination of unrealized depreciation resulting from the other-than-temporary impairment of Deb Shops mentioned above. These instances of unrealized appreciation were partially offset by unrealized depreciation in AIRMALL, Biotronic, H&M, Meatco, NMMB, Stryker, Wind River and the

elimination of unrealized appreciation resulting from the sale of NRG mentioned above. For the nine months ended March 31, 2011, the $20,154 increase in net assets from the net change in unrealized appreciation (depreciation) was driven by significant write-ups of approximately $39,561 related to our investments in Ajax, Biotronic, Fischbein, Iron Horse, NRG, Nupla and Sport Helmets. These instances of unrealized appreciation were partially offset by unrealized depreciation of approximately $18,292 related to our investments in H&M, ICS, Shearer's and Stryker.

Financial Condition, Liquidity and Capital Resources

        For the nine months ended March 31, 2012 and March 31, 2011, our operating activities used $46,026 and $368,400 of cash, respectively. Financing activities provided $79,512 and $369,714 of cash during the nine months ended March 31, 2012 and March 31, 2011, respectively, which included the payments of dividends of $93,051 and $65,344, during the nine months ended March 31, 2012 and March 31, 2011, respectively.

        Our primary uses of funds have been to continue to invest in our investments in portfolio companies, to add new companies to our investment portfolio, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the nine months ended March 31, 2012, we borrowed $615,800 and made repayments totaling $579,000 under our revolving credit facility. As of March 31, 2012, we had $121,000 outstanding borrowings on our revolving credit facility and $317,500 outstanding on our Senior Convertible notes (See Note 5 to our consolidated financial statements).

        On March 19, 2012, we entered into a definitive agreement to provide debt and equity for the acquisition of the businesses of First Tower, a private multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices. We are acquiring 80.1% of First Tower for $110,200 of cash and 14,518,207 of our shares of common stock. We have the option, at our sole discretion, to substitute up to 100% cash in lieu of such 14,518,207 shares of our common stock at a price per share based on average trading prices prior to the closing date. We anticipate that any cash payments will be funded by draws against our credit facility. Completion of the First Tower Acquisition is subject to regulatory approvals and is expected to close late in the quarter ended June 30, 2012.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of March 31, 2012 and June 30, 2011, we have $27,828 and $35,822 of undrawn revolver commitments to our portfolio companies, respectively.

        On October 21, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $750,000 of additional equity securities.

        We also continue to generate liquidity through public and private stock offerings.

        On July 18, 2011, we issued 1,500,000 shares in connection with the exercise of an overallotment option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, raising an additional $15,225 of gross proceeds and $14,895 of net proceeds.

        On February 28, 2012, we issued 12,000,000 shares of our common stock, raising an additional $131,400 of gross proceeds and $129,480 of net proceeds.

Off-Balance Sheet Arrangements

        At March 31, 2012, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        On April 4, 2012 and April 17, 2012, we closed increases to our commitments to our credit facility of $15,000 and $57,500, respectively. The commitments to the credit facility now stand at $482,500.

        On April 2, 2012 we made an investment of $22,000 to purchase 51.2% of the subordinated notes in Galaxy XII CLO, Ltd.

        In April 2012, we issued $8,516 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $8,329.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of 5.375% senior convertible notes due 2017 for net proceeds following underwriting expenses of approximately $126,425.

        On April 16, 2012, we made a senior secured debt investment of $15,000 to support the acquisition of Nixon, Inc., a designer and distributor of watches and accessories.

        On April 20, 2012 we made an investment of $43,195 to purchase 71.1% of the subordinated notes in Symphony CLO IX, Ltd.

        On April 20, 2012, we issued 85,063 shares of our common stock in connection with the dividend reinvestment plan.

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds following underwriting expenses of approximately $96,800.

        On May 7, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101525 per share for May 2012 to holders of record on May 31, 2012 with a payment date of June 22, 2012;

  •
  $0.101550 per share for June 2012 to holders of record on June 29, 2012 with a payment date of July 24, 2012; and

  •
  $0.101575 per share for July 2012 to holders of record on July 31, 2012 with a payment date of August 24, 2012; and

  •
  $0.10160 per share for August 2012 to holders of record on August 31, 2012 with a payment date of September 21, 2012.

        On May 8, 2012, SonicWALL, Inc. repaid the $23,000 loan receivable to us.

        On May 17, 2012, we made an investment of $50,000 in Plato Learning, Inc., providers of educational software which deliver online curriculum and assessments to the U.S. educational market.

        On May 21, 2012, we made a follow-on investment of $10,500 in Stauber Performance Ingredients, Inc.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our December 31, 2011 and June 30, 2011 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firm conducts independent appraisals and makes their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation with our Investment Adviser proposing values within the valuation range presented by the independent valuation firm; and

  4)
  the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        Effective July 1, 2008, we adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 did not have any effect on our net asset value, financial position or results of operations for the three and nine months ended March 31, 2012, as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASC 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASC 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. The adoption of ASC 2010-06 for the three and nine months ended March 31, 2012, did not have any effect on our financial statements.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute at least 98% of our annual income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of March 31, 2012 and for the three and nine months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5 on page F-48 to the Company's unaudited financial statements for the period ended March 31, 2012) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility, Prospect Capital InterNotes® and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Prospect Capital InterNotes® and Senior Convertible Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The adoption of ASC 2010-06 for the three and nine months ended March 31, 2012, did not have any effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended March 31, 2012, we did not engage in hedging activities.

DESCRIPTION OF NOTES

        The following description of the particular terms of the notes being offered supplements and, to the extent inconsistent with or to the extent otherwise specified in an applicable pricing supplement, replaces the description of the general terms and provisions of the debt securities set forth under the heading "Description of Our Debt Securities" in the accompanying prospectus. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below. Capitalized terms used but not defined below have the meanings given to them in the accompanying prospectus and in the indenture relating to the notes.

        The notes being offered by this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will be issued under an indenture, dated as of February 16, 2012, as amended and as supplemented from time to time. U.S. Bank National Association was appointed as trustee, as successor to American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 9, 2012. The indenture is more fully described in the accompanying prospectus. The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement.

        The notes constitute a single series of debt securities for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our board of directors has authorized the issuance and sale of the notes from time to time in various offerings up to an aggregate principal amount of $500,000,000. As of May 24, 2012, $13,981,000 aggregate principal amount of notes has been issued.

        Notes issued in accordance with this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will have the following general characteristics:

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  the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

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  the notes may be offered from time to time by us through the Purchasing Agent and each note will mature on a day that is at least 12 months from its date of original issuance;

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  each note will bear interest from its date of original issuance at a fixed rate per year;

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  the notes will not be subject to any sinking fund; and

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  the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).

        In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including:

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  the price, which may be expressed as a percentage of the aggregate initial public offering price of the notes, at which the notes will be issued to the public;

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  the date on which the notes will be issued to the public;

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  the stated maturity date of the notes;

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  the rate per year at which the notes will bear interest;

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  the interest payment frequency;

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  the purchase price, Purchasing Agent's discount and net proceeds to us;

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  whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under "Description of Notes—Survivor's Option" on page S-46;

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  if the notes may be redeemed at our option or repaid at the option of the holder prior to its stated maturity date, the provisions relating to any such redemption or repayment;

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  any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

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  any other significant terms of the notes not inconsistent with the provisions of the indenture.

        We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.

Payment of Principal and Interest

        Principal of and interest on beneficial interests in the notes will be made in accordance with the arrangements then in place between the paying agent and The Depository Trust Company (referred to as "DTC") and its participants as described under "Registration and Settlement—The Depository Trust Company" on page S-49. Payments in respect of any notes in certificated form will be made as described under "Registration and Settlement—Registration, Transfer and Payment of Certificated Notes" on page S-51.

        Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note's stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest is payable to the person in whose name a note is registered at the close of business on the regular record date before each interest payment date. Interest due at a note's stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.

        We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.

Interest and Interest Rates

        Each note will accrue interest from its date of original issuance until its stated maturity or earlier redemption or repayment. The applicable pricing supplement will specify a fixed interest rate per year payable monthly, quarterly, semi-annually or annually. Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months. If the stated maturity date, date of earlier redemption or repayment or interest payment date for any note is not a business day, principal and interest for that note will be paid on the next business day, and no interest will accrue on the amount payable from, and after, the stated maturity date, date of earlier redemption or repayment or interest payment date.

Payment of Interest

        Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.

        The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note's stated maturity date or date of earlier redemption or repayment will be that particular date.

        Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.

        "Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.

Redemption and Repayment

        Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.

        If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than 30 nor more than 60 days' written notice to the holder of those notes.

        If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled "Option to Elect Repayment." Exercise of the repayment option by the holder of a note is irrevocable.

        Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See "Registration and Settlement" on page S-49.

        To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.

        The redemption or repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.

        We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder's duly authorized representative through exercise of the Survivor's Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.

Survivor's Option

        The "Survivor's Option" is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor's Option applies to those notes.

        If a note is entitled to a Survivor's Option, upon the valid exercise of the Survivor's Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner's interest in that note plus unpaid interest accrued to the date of repayment.

        To be valid, the Survivor's Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.

        The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder's spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder's spouse will be deemed the death of a beneficial owner only with respect to such deceased person's interest in the note.

        The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor's Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.

        We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor's Option except in principal amounts of $1,000 and multiples of $1,000.

        An otherwise valid election to exercise the Survivor's Option may not be withdrawn. Each election to exercise the Survivor's Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor's Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor's Option is September 1, 2012, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on October 15, 2012, because the September 15, 2012 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor's Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder's last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.

        With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor's Option for such notes. To obtain repayment pursuant to exercise of the Survivor's Option for a note, the deceased beneficial owner's authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

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  a written instruction to such broker or other entity to notify DTC of the authorized representative's desire to obtain repayment pursuant to exercise of the Survivor's Option;

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  appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

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  if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased's beneficial ownership of such note;

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  written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

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  if applicable, a properly executed assignment or endorsement;

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  tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant's entitlement to payment; and

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  any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

        In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.

        The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder's interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.

        We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor's Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.

        The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See "Registration and Settlement" on page S-49.

        Forms for the exercise of the Survivor's Option may be obtained from the Trustee at 110 Wall Street, 5th Floor, New York, NY 10005, Attention: General Counsel.

        If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.

REGISTRATION AND SETTLEMENT

The Depository Trust Company

        All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.

        Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.

        Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants' books acting on behalf of beneficial owners.

        So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.

        Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.

        The following is based on information furnished by DTC:

        DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC's direct participants deposit with DTC.

        DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants' accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

        Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC's records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.

        To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC's records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit direct participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records upon DTC's receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

        We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

        A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant's interest in the global note representing such notes, on DTC's records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC's records.

        DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.

        The information in this section concerning DTC and DTC's system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

        If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated American Stock Transfer & Trust Company, LLC to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.

        We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.

        We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

        The following is a general summary of the material U.S. federal income tax considerations relating to the purchase, ownership and disposition of the notes. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service ("IRS") has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

        This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at the initial offering price and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

  •
  banks, insurance companies or other financial institutions;

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  pension plans or trusts;

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  U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

  •
  real estate investment trusts;

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  regulated investment companies;

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  persons subject to the alternative minimum tax;

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  cooperatives;

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  tax-exempt organizations;

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  dealers in securities;

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  expatriates;

  •
  foreign persons or entities (except to the extent set forth below);

  •
  persons deemed to sell the notes under the constructive sale provisions of the Code; or

  •
  persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

        We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders

        The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a U.S. noteholder. Material U.S. federal income tax consequences to non-U.S. noteholders are described under "Consequences to Non-U.S. Noteholders" below. For purposes of this summary, the term "U.S. noteholder" means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Stated interest and OID on the notes

        Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes' "issue price" (the first price at which a substantial amount of the notes is sold to investors) is less than their stated principal amount by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount ("OID") for U.S. federal income tax purposes. If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder's regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement when we determine whether a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.

        If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.

Short-term notes

        Notes that have a fixed maturity of one year or less ("short-term notes") will be subject to the following special rules.

        All of the interest on a short-term note is treated as part of the short-term note's stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.

        A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder's accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S.

noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.

Sale, exchange, redemption or other taxable disposition of the notes

        Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder's adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

        In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.

        Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.

Consequences to Non-U.S. Noteholders

        The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a "non-U.S. noteholder."

Stated interest and OID on the notes

        Stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States, and the non-U.S. noteholder:

  •
  does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

  •
  is not a "controlled foreign corporation" with respect to which we are, directly or indirectly, a "related person";

  •
  is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

  •
  provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

        If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder's conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the notes

        Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes" above) generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

  •
  the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

        If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

Information Reporting and Backup Withholding

        Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.

        In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes".

        In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.

        Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.

Other withholding rules

        After December 31, 2013, withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of, notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. Similarly, interest in respect of, and gross proceeds from the sale of, notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Although current law provides that obligations that are outstanding on March 18, 2012 are exempt from the withholding and reporting requirements under a grandfathering provision, recently proposed regulations have proposed extending this grandfathering provision to obligations that are outstanding on December 31, 2012. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.

        Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.

CERTAIN CONSIDERATIONS APPLICABLE TO ERISA, GOVERNMENTAL AND
OTHER PLAN INVESTORS

        A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.

        A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as "ERISA"), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.

        In addition, ERISA and the Code prohibit certain transactions (referred to as "prohibited transactions") involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an "ERISA plan"), on the one hand, and persons who have certain specified relationships to the plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan's investment in the notes.

        By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require "correction" and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.

        Employee benefit plans that are governmental plans and non-U.S. plans are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of such plans is representing that the purchase and holding of the notes will not violate any law applicable to such governmental or non-U.S. plan that is similar to the prohibited transaction provisions of ERISA or the Code.

        If you are the fiduciary of an employee benefit plan or ERISA plan and you propose to invest in the notes with the assets of such employee benefit plan or ERISA plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

USE OF PROCEEDS

        Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

        As of May 24, 2012, we are undrawn on our credit facility and, based on the assets currently pledged as collateral on the facility, approximately $482.5 million was available to us for borrowing under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of March 31, 2012.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2012 (as of March 31, 2012, unaudited)	$121,000	$14,568	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$150,000	$11,752	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2012 (as of March 31, 2012, unaudited)	$167,500	$10,524	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

Prospect Capital InterNotes®
Fiscal 2012 (as of March 31, 2012, unaudited)	$5,465	$322,556	—	—

All Senior Securities(5)
Fiscal 2012 (as of March 31, 2012, unaudited)	$443,965	$3,971	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

(5)
On February 16, 2012, we entered into the Selling Agent Agreement and began offering the notes (the "Prospect Capital InterNotes Program"). Through May 24, 2012, we have sold $14.0 million aggregate principal amount of notes. On April 16, 2012, we issued a total of $130 million aggregate principal amount of the 2017 Notes. On May 1, 2012, we issued a total of $100 million aggregate principal amount of the 2022 Notes. Amounts sold under the Prospect Capital InterNotes Program and the 2017 Notes and 2022 Notes are not reflected in the table above.

RATIO OF EARNINGS TO FIXED CHARGES

        For the period ended March 31, 2012 and the years ended June 30, 2011, 2010, 2009, 2008 and 2007, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2012	For the Nine Months Ended March 31, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007
Earnings to Fixed Charges(1)	6.20	6.45	7.72	3.34	6.78	5.37	9.79

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 9.58 for the three months ended March 31, 2012, 6.15 for the nine months ended March 31, 2012, 7.29 for the year ended June 30, 2011, 2.87 for the year ended June 30, 2010, 4.35 for the year ended June 30, 2009, 7.93 for the year ended June 30, 2008, and 8.77 for the year ended June 30, 2007.

PLAN OF DISTRIBUTION

        Under the terms of a Selling Agent Agreement dated February 16, 2012, as amended, the notes will be offered from time to time by us to the Purchasing Agent for subsequent resale to agents and other dealers who are broker-dealers and securities firms. The Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.

        Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.

        We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.

        Each agent, including the Purchasing Agent, may be deemed to be an "underwriter" within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.

        No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See "Registration and Settlement" on page S-49.

        In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.

        The agents or dealers to or through which we may sell notes may engage in transactions with us and perform services for us in the ordinary course of business.

LEGAL MATTERS

        The legality of the notes will be passed upon for the Company by Joseph Ferraro, our General Counsel. Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm for the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus supplement. The registration statement contains additional information about us and the notes being registered by this prospectus supplement. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2011, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2012 and June 30, 2011

(in thousands, except share and per share data)

	March 31, 2012	June 30, 2011
	(Unaudited)	(Audited)
Assets (Note 4)
Investments at fair value:
Control investments (net cost of $232,459 and $262,301, respectively)	$323,786	$310,072
Affiliate investments (net cost of $59,606 and $56,833, respectively)	67,581	72,337
Non-control/Non-affiliate investments (net cost of $1,363,798 and $1,116,600, respectively)	1,300,213	1,080,601

Total investments at fair value (net cost of $1,655,863 and $1,435,734, respectively, Note 3)	1,691,580	1,463,010

Investments in money market funds	58,025	59,903
Cash	34,978	1,492
Receivables for:
Interest, net	12,407	9,269
Other	1,686	267
Prepaid expenses	154	101
Deferred financing costs	17,179	15,275

Total Assets	1,816,009	1,549,317

Liabilities
Credit facility payable (Note 4)	121,000	84,200
Senior Convertible Notes (Note 5)	317,500	322,500
Prospect Capital InterNotes® (Note 6)	5,465	—
Dividends payable	12,372	10,895
Due to Broker	26,569	—
Due to Prospect Administration (Note 10)	362	212
Due to Prospect Capital Management (Note 10)	4,315	7,706
Accrued expenses	6,166	5,876
Other liabilities	3,454	3,571

Total Liabilities	497,203	434,960

Net Assets	$1,318,806	$1,114,357

Components of Net Assets
Common stock, par value $0.001 per share (200,000,000 common shares authorized; 121,923,931 and 107,606,690 issued and outstanding, respectively) (Note 7)	$122	$108
Paid-in capital in excess of par (Note 7)	1,348,996	1,196,741
Distributions in excess of net investment income	(1,602)	(21,638)
Accumulated net realized losses on investments	(64,427)	(88,130)
Net unrealized appreciation on investments	35,717	27,276

Net Assets	$1,318,806	$1,114,357

Net Asset Value Per Share	$10.82	$10.36

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three and Nine Months Ended March 31, 2012 and 2011

(in thousands, except share and per share data)

(Unaudited)

	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
	2012	2011	2012	2011
Investment Income
Interest Income: (Note 3)
Control investments	$32,966	$5,180	$45,546	$15,798
Affiliate investments	2,378	3,049	7,179	9,523
Non-control/Non-affiliate investments	37,602	26,275	107,636	65,466

Total interest income	72,946	34,504	160,361	90,787

Dividend income:
Control investments	5,474	2,760	29,819	6,810
Non-control/Non-affiliate investments	2,002	—	4,843	1,508
Money market funds	1	3	2	10

Total dividend income	7,477	2,763	34,664	8,328

Other income: (Note 8)
Control investments	13,768	2	14,386	1,787
Affiliate investments	11	22	85	176
Non-control/Non-affiliate investments	1,421	7,282	8,732	12,007

Total other income	15,200	7,306	23,203	13,970

Total Investment Income	95,623	44,573	218,228	113,085

Operating Expenses
Investment advisory fees:
Base management fee (Note 10)	8,949	6,037	25,985	15,216
Income incentive fee (Note 10)	14,518	5,997	30,614	16,015

Total investment advisory fees	23,467	12,034	56,599	31,231
Interest and credit facility expenses	9,655	5,660	28,374	10,182
Legal fees	256	283	1,198	763
Valuation services	308	262	916	711
Audit, compliance and tax related fees	276	168	1,141	649
Allocation of overhead from Prospect Administration (Note 10)	2,910	1,669	5,143	3,309
Insurance expense	69	74	168	217
Directors' fees	68	64	195	191
Other general and administrative expenses	542	403	2,037	1,801

Total Operating Expenses	37,551	20,617	95,771	49,054

Net Investment Income	58,072	23,956	122,457	64,031

Net realized gain on investments (Note 3)	24,812	2,078	23,703	7,094
Net change in unrealized appreciation /depreciation on investments (Note 3)	(32,675)	7,725	8,441	20,154

Net Increase in Net Assets Resulting from Operations	$50,209	$33,759	$154,601	$91,279

Net increase in net assets resulting from operations per share: (Note 9 and Note 14)	$0.44	$0.38	$1.39	$1.11

Dividends declared per share	$0.30	$0.30	$0.91	$0.91

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For The Nine Months Ended March 31, 2012 and 2011

(in thousands, except share data)

(Unaudited)

	For The Nine Months Ended March 31,
	2012	2011
Increase in Net Assets from Operations:
Net investment income	$122,457	$64,031
Net realized gain on investments	23,703	7,094
Net change in unrealized appreciation on investments	8,441	20,154

Net Increase in Net Assets Resulting from Operations	154,601	91,279

Dividends to Shareholders	(102,421)	(75,541)

Capital Share Transactions:
Proceeds from capital shares sold, net of underwriting costs	144,900	178,317
Less: Offering costs of public share offerings	(524)	(724)
Reinvestment of dividends	7,893	8,166

Net Increase in Net Assets Resulting from Capital Share Transactions	152,269	185,759

Total Increase in Net Assets	204,449	201,497
Net assets at beginning of period	1,114,357	711,424

Net Assets at End of Period	$1,318,806	$912,921

Capital Share Activity:
Shares sold	13,500,000	18,494,476
Shares issued through reinvestment of dividends	817,241	777,473

Net increase in capital share activity	14,317,241	19,271,949
Shares outstanding at beginning of period	107,606,690	69,086,862

Shares Outstanding at End of Period	121,923,931	88,358,811

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Nine Months Ended March 31, 2012 and 2011

(in thousands, except share data)

(Unaudited)

	For The Nine Months Ended March 31,
	2012	2011
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$154,601	$91,279
Net realized gain on investments	(23,703)	(7,094)
Net change in unrealized appreciation on investments	(8,441)	(20,154)
Accretion of purchase discount on investments	(3,741)	(10,874)
Amortization of deferred financing costs	7,174	3,628
Change in operating assets and liabilities
Payments for purchases of investments	(542,846)	(632,526)
Proceeds from sale of investments and collection of investment principal	354,660	214,124
Net decrease (increase) of investments in money market funds	1,878	(26,048)
Increase in interest receivable	(7,637)	(13,882)
Increase in dividends receivable	(75)	(59)
Increase in other receivables	(1,344)	(142)
Increase in prepaid expenses	(53)	(125)
Decrease in other assets	—	534
Increase in due to broker	26,569	—
Increase in due to Prospect Administration	150	1,162
Decrease in due to Prospect Capital Management	(3,391)	(2,653)
Increase in payable for securities purchased	—	31,984
Increase in accrued expenses	290	1,262
(Decrease) increase in other liabilities	(117)	1,184

Net Cash Used In Operating Activities	(46,026)	(368,400)

Cash Flows from Financing Activities:
Borrowings under Senior Convertible Notes (Note 5)	—	322,500
Repurchases under Senior Convertible Notes (Note 5)	(5,000)	—
Borrowings under credit facility (Note 4)	615,800	259,100
Principal payments under credit facility (Note 4)	(579,000)	(311,900)
Borrowings under Prospect Capital InterNotes® (Note 6)	5,465	—
Financing costs paid and deferred	(9,078)	(12,235)
Proceeds from issuance of common stock, net of underwriting costs	144,900	178,317
Offering costs from issuance of common stock	(524)	(724)
Dividends paid	(93,051)	(65,344)

Net Cash Provided By Financing Activities	79,512	369,714

Total Increase in Cash	33,486	1,314
Cash balance at beginning of period	1,492	1,081

Cash Balance at End of Period	$34,978	$2,395

Cash Paid For Interest	$19,607	$1,377

Non-Cash Financing Activity:
Payment-in-kind interest	$4,499	$8,510

Amount of shares issued in connection with dividend reinvestment plan	$7,893	$8,166

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$29,500	$29,500	$29,500	2.2%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	1.0%
		Convertible Preferred Stock (9,919.684 shares)		9,920	5,803	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,920	47,803	3.6%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,277	20,277	20,277	1.5%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	15,035	1.1%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	11,212	0.9%
		Unrestricted Common Stock (6 shares)		—	11	0.0%

				41,369	46,535	3.5%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	936	0.1%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,259	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	936	0.1%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(22)		580	5,231	0.4%

				580	5,231	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)(3)	$25,000	$25,000	$25,000	1.8%
		Junior Secured Note (18.00%, due 12/12/2016)(3)	12,000	12,000	12,000	0.9%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.3%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)	13,219	12,504	3,549	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/01/2009, past due)	1,035	1,035	—	0.0%
		Junior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/01/2009, past due)	414	414	—	0.0%
		Common Stock (100 shares)(3)		8,792	122,211	8.7%

				63,245	166,260	12.6%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/31/2013)(10)	2,581	2,580	1,106	0.1%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	—	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	300	—	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	11,520	11,520	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				15,949	1,106	0.1%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,388	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	7,165	5,991	—	0.0%
		Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	3,550	3,550	—	0.0%
		Manx—Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx—Common Stock (17,082 shares)		1,170	—	0.0%

				19,018	—	0.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	21,700	21,700	21,700	1.6%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	947	0.1%

				28,900	25,447	1.9%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable	11,492	—	6,302	0.5%

				—	6,302	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit—$2,000 Commitment (7.25% (PRIME + 4.00%), plus 2.00% default interest, due 9/04/2012)(4)(25)	$1,093	$1,063	$1,093	0.1%
		Senior Secured Term Loan A (8.00% (PRIME + 4.75%) plus 2.00% default interest, due 9/04/2012)(4)	4,130	494	4,130	0.3%
		Senior Subordinated Debt (15.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	4,373	—	500	0.0%
		Preferred Stock—Class A (2,850 shares)		—	—	0.0%
		Preferred Stock—Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				1,557	5,723	0.4%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	4,950	0.4%
		Common Stock (545,107 shares)		5,087	13,493	1.0%

				6,769	18,443	1.4%

		Total Control Investments		232,459	323,786	24.5%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	26,227	2.0%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	315	0.0%
		Preferred Stock Series B (1,753.64 shares)(13)		579	79	0.0%

				29,106	26,621	2.0%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	1,919	1,770	1,919	0.1%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,712	4,200	4,712	0.4%
		Senior Secured Term Loan C (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,283	2,283	2,283	0.2%
		Subordinated Secured Term Loan (12.00% plus 3.00% PIK, due 3/16/2014)(3)	7,906	6,895	7,906	0.6%
		Preferred Stock (1,000,000 shares)		—	1,112	0.1%
		Common Stock (10,000 shares)		—	—	0.0%

				15,148	17,932	1.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	35	0.0%

				—	35	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Revolving Line of Credit—$3,000 Commitment (4.08% (LIBOR + 3.50%), due 12/14/2013)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (4.08% (LIBOR + 3.50%), due 12/14/2013)(3)(4)	1,394	968	1,376	0.1%
		Senior Secured Term Loan B (4.58%, (LIBOR + 4.00%) due 12/14/2013)(3)(4)	7,256	6,015	7,124	0.5%
		Senior Subordinated Debt—Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,724	6,719	7,724	0.6%
		Senior Subordinated Debt—Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,482	1,191	1,482	0.1%
		Common Stock (20,974 shares)		459	5,287	0.4%

				15,352	22,993	1.7%

		Total Affiliate Investments		59,606	67,581	5.1%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	216	0.0%

				141	216	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	465	0.0%

				396	465	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	30,232	30,232	30,232	2.3%
		Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(4)	7,500	7,500	7,500	0.6%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	5,059	0.4%

				37,732	42,791	3.3%

Apidos CLO VIII, Ltd	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	—	18,543	20,042	1.5%

				18,543	20,042	1.5%

Babson CLO Ltd 2011-I	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	—	32,116	32,331	2.5%

				32,116	32,331	2.5%

Babson CLO Ltd 2012-IA	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	—	26,569	26,569	2.0%

				26,569	26,569	2.0%

Blue Coat Systems, Inc.(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 8/15/2018)	25,000	24,260	24,873	1.9%

				24,260	24,873	1.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Byrider Systems Acquisition Corp.	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	$25,424	$25,424	$22,843	1.7%

				25,424	22,843	1.7%

Caleel + Hayden, LLC(14)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	925	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	925	0.1%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	33,942	33,942	33,942	2.6%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	41,625	41,625	41,625	3.2%

				75,567	75,567	5.8%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	49,552	49,522	49,522	3.8%
		Common Equity (1.5 units)		1,639	2,055	0.2%

				51,161	51,577	4.0%

CIFC Funding 2011-I, Ltd.(4)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.79% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,720	16,995	1.3%
		Unsecured Class E Notes (7.79% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,444	13,667	1.0%

				27,164	30,662	2.3%

Clearwater Seafoods LP	Canada / Food Products	Second Lien Term Loan (12.00%, due 2/4/2016)(3)	54,500	54,500	54,500	4.1%

				54,500	54,500	4.1%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit—$1,000 Commitment (7.50% (LIBOR + 4.50% with 3.00% LIBOR floor), due 2/9/2016)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (7.50% (LIBOR + 4.50% with 3.00% LIBOR floor), due 2/9/2016)(3)(4)	10,125	10,125	10,125	0.8%
		Senior Secured Term Loan B (13.50% (LIBOR + 10.50% with 3.00% LIBOR floor), due 2/9/2016)(3)(4)	11,250	11,250	11,250	0.9%
		Preferred Stock—Series A (1,000,000 shares)		67	1,533	0.1%
		Preferred Stock—Series C (212,121 shares)		212	1,038	0.1%

				21,654	23,946	1.9%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	73,875	73,875	71,921	5.5%

				73,875	71,921	5.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC(16)	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,236	15,700	1.2%

				15,236	15,700	1.2%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable	177	—	142	0.0%

				—	142	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	$3,396	$3,396	$3,396	0.3%
		Escrow Receivable	141	—	1,151	0.1%
		Membership Class A (875,000 units)		875	1,823	0.1%

				4,271	6,370	0.5%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	15,000	14,703	14,703	1.1%

				14,703	14,703	1.1%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 01/01/2011, past due)(4)	62,340	60,018	30,271	2.3%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				60,018	30,271	2.3%

Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc.	Texas / Oil & Gas Equipment & Services	Senior Secured Term Loan (11.00%, due 9/26/2016)	7,800	7,574	7,574	0.6%

				7,574	7,574	0.6%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)(4)	10,000	9,805	10,000	0.8%

				9,805	10,000	0.8%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (8.50% (PRIME + 4.50% with 4.00% PRIME floor), due 8/24/2015)(3)(4)	6,299	5,852	5,632	0.4%

				5,852	5,632	0.4%

ICON Health & Fitness, Inc.(16)	Utah / Durable Consumer Products	Senior Secured Note (11.875% , due 10/15/2016)(3)	43,100	43,373	43,100	3.3%

				43,373	43,100	3.3%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/01/2017)	12,500	12,250	12,250	0.9%

				12,250	12,250	0.9%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/04/2017)(3)(4)	15,062	15,062	15,062	1.1%

				15,062	15,062	1.1%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Common Stock (3,821 shares)		268	2,040	0.2%

				268	2,040	0.2%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(3)(4)	15,736	15,736	15,736	1.2%

				15,736	15,736	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(3)(4)	81	81	81	0.0%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,465	4,291	4,465	0.3%
		Membership Interest (125 units)		216	215	0.0%

				4,588	4,761	0.3%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,656	0.1%
		Common Units (1,250,000 units)		—	38	0.0%

				1,252	1,694	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	19,133	19,133	19,133	1.5%

				19,133	19,133	1.5%

Mood Media Corporation(16)(3)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,862	14,852	1.1%

				14,862	14,852	1.1%

National Bankruptcy Services, LLC(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/16/17)	18,332	18,332	18,332	1.4%

				18,332	18,332	1.4%

New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00%, PIK due 4/18/2016)(4)	13,510	13,510	7,634	0.6%

				13,510	7,634	0.6%

Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	15,109	15,109	15,109	1.1%

				15,109	15,109	1.1%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (PRIME + 6.75% with 3.75% PRIME floor), due 7/30/2015)(4)(25)	500	500	500	0.0%
		Senior Secured Term Loan A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	16,646	16,646	16,646	1.3%
		Common Stock (50 shares)		371	855	0.1%

				17,517	18,001	1.4%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,895	10,895	10,770	0.8%

				10,895	10,770	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Pinnacle Treatment Centers, Inc.(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	$—	$—	$—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	17,713	17,713	17,713	1.3%

				17,713	17,713	1.3%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(3)(4)	15,000	14,798	15,000	1.1%

				14,798	15,000	1.1%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3)(4)	5,000	5,000	5,000	0.4%

				5,000	5,000	0.4%

Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)(3)	34,948	34,948	34,948	2.6%
		Senior Secured Term Loan B (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)	28,587	28,587	28,587	2.2%

				63,535	63,535	4.8%

Renaissance Learning, Inc.(16)	Wisconsin / Consumer Services	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 10/19/2018)(4)	6,000	5,770	6,000	0.5%

				5,770	6,000	0.5%

Rocket Software, Inc.(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/08/2019)	15,000	14,704	14,735	1.1%

				14,704	14,735	1.1%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	25,664	25,664	25,664	1.9%

				25,664	25,664	1.9%

SG Acquisition, Inc.(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	27,544	27,544	27,544	2.1%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,700	29,700	29,700	2.3%
		Senior Secured Term Loan C (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	12,720	12,720	12,720	1.0%
		Senior Secured Term Loan D (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)	13,750	13,750	13,750	1.0%

				83,714	83,714	6.4%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	3,288	3,148	3,288	0.2%

				3,148	3,288	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	$37,289	$37,289	$37,289	2.8%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	1,257	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	374	0.0%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	825	0.1%

				41,284	39,745	3.0%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,916	15,000	1.1%

				14,916	15,000	1.1%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,211	14,700	15,099	1.1%
		Series A Preferred Stock (4,021.45 shares)		56	42	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	42	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	354	0.0%

				15,291	15,537	1.1%

SonicWALL, Inc.	California / Software & Computer Services	Subordinated Secured (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor), due 1/23/2017)(3)(4)	23,000	22,983	23,000	1.7%

				22,983	23,000	1.7%

Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3)(4)	35,000	35,000	35,000	2.7%

				35,000	35,000	2.7%

ST Products, LLC	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(3)(4)	23,493	23,493	23,493	1.8%

				23,493	23,493	1.8%

Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	22,058	22,058	22,058	1.7%

				22,058	22,058	1.7%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/01/2015)(4)(25)	33,129	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	1,677	0.1%

				32,711	1,677	0.1%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,820	23,403	23,820	1.8%

				23,403	23,820	1.8%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3)(4)	39,000	39,000	39,000	3.0%

				39,000	39,000	3.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			March 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
U.S. HealthWorks Holding Company, Inc.(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(3)(4)	$25,000	$25,000	$25,000	1.9%

				25,000	25,000	1.9%

VanDeMark Chemicals, Inc.(3)	New York / Chemicals	Senior Secured Term Loan Note (12.20% (LIBOR + 10.20% with 2.0% LIBOR floor), due 12/31/2014)(4)	30,695	30,695	30,695	2.3%

				30,695	30,695	2.3%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/01/2008, past due)(4)	15,000	15,000	3,308	0.3%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	3,308	0.3%

		Total Non-control/Non-affiliate Investments (Level 3
		Investments)		1,363,679	1,300,076	98.7%

		Total Level 3 Portfolio Investments		1,655,744	1,691,443	128.3%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	137	0.0%

				63	137	0.0%

		Total Non-control/Non-affiliate Investments (Level 1
		Investments)		119	137	0.0%

		Total Portfolio Investments		1,655,863	1,691,580	128.3%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				48,832	48,832	3.7%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				9,192	9,192	0.7%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		58,025	58,025	4.4%

		Total Investments		1,713,888	1,749,605	132.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$30,000	$30,000	$30,000	2.7%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	1.1%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,226	0.8%
		Common Stock (100 shares)		—	—	0.0%

				52,420	51,726	4.6%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,607	20,607	20,607	1.8%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	13,270	1.2%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				41,699	33,877	3.0%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	1,000	0.1%

		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	691	0.1%

		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,980	706	—	0.0%

		Common Stock (100 shares)(21)		—	—	0.0%

		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,151	1,691	0.2%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(22)		580	4,699	0.4%

				580	4,699	0.4%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)(8)	Maine / Biomass Power	Common Stock (1,000 shares)		2,540	—	0.0%

				2,540	—	0.0%

Freedom Marine Services LLC(20)(8)	Louisiana / Shipping Vessels	Subordinated Secured Note (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	11,674	11,303	3,079	0.3%
		Net Profits Interest (22.50% payable on equity distributions)(7)		—	—	0.0%

				11,303	3,079	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Gas Solutions Holdings, Inc.(8)(3)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	$25,000	$25,000	$25,000	2.2%
		Junior Secured Note (18.00%, due 12/12/2016)	12,000	12,000	12,000	1.1%
		Common Stock (100 shares)		5,003	68,406	6.2%

				42,003	105,406	9.5%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—4/10/2013)(10)	1,708	1,708	1,708	0.2%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	59	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	960	660	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				18,220	1,767	0.2%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Senior Secured Tranche 2 (Zero Coupon, due 1/1/2016)	2,338	2,338	2,186	0.2%
		Senior Secured Tranche 3 (2.00%, due 1/1/2016)	12,000	11,781	11,514	1.0%
		Common Stock (3,821 shares)		268	1,657	0.2%

				14,387	15,357	1.4%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,248	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,743	5,991	—	0.0%
		Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	3,550	3,550	1,312	0.1%
		Manx—Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx—Common Stock (3,416,335 shares)		1,171	—	0.0%

				19,019	1,312	0.1%

NMMB Holdings, Inc.(24)	New York / Media	Revolving Line of Credit—$3,000 Commitment (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 5/6/2016)(4)(25)	—	—	—	0.0%
		Senior Term Loan (14.00%, due 5/6/2016)	24,250	24,250	24,250	2.2%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	4,400	0.4%

				31,450	31,450	2.8%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50% (LIBOR + 11.00% with 5.50% LIBOR floor), due 8/31/2011)(3)(4)	13,080	13,080	13,080	1.2%
		Common Stock (800 shares)		2,317	32,403	2.9%

				15,397	45,483	4.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit—$2,000 Commitment (7.25% (PRIME + 4.00%) plus 2.00% default interest, due 9/04/2012)(4) (25)	$1,093	$1,014	$1,093	0.1%
		Senior Secured Term Loan A (8.00% (PRIME + 4.75%) plus 2.00% default interest, due 9/04/2012)(4)	4,538	902	4,538	0.4%
		Senior Subordinated Debt (15.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,910	—	478	0.0%
		Preferred Stock—Class A (2,850 shares)		—	—	0.0%
		Preferred Stock—Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				1,916	6,109	0.5%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	2,178	0.2%
		Common Stock (545,107 shares)		5,086	5,938	0.5%

				6,768	8,116	0.7%

Yatesville Coal Holdings, Inc.(11)(8)	Kentucky / Mining, Steel,	Senior Secured Note (Non-accrual status effective
	Iron and Non-Precious	1/01/2009, past due)(4)	1,035	1,035	—	0.0%
	Metals and Coal Production
		Junior Secured Note (Non-accrual status effective 1/01/2009, past due)(4)	413	413	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,448	—	0.0%

		Total Control Investments		262,301	310,072	27.8%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	27,014	2.4%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	5,597	0.6%
		Preferred Stock Series B (1,753.64 shares)(13)		579	1,409	0.1%

				29,106	34,020	3.1%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,710	2,423	2,674	0.2%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,753	4,025	4,722	0.4%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,727	6,483	7,766	0.8%
		Preferred Stock (1,000,000 shares)		—	470	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				12,931	15,632	1.4%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest—Class B (1,218 units)		—	—	0.0%
		Membership Interest—Class D (1 unit)		—	—	0.0%

				—	—	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Revolving Line of Credit—$3,000 Commitment (4.00% (LIBOR + 3.75%), due 12/14/2013)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (4.00% (LIBOR + 3.75%), due 12/14/2013)(3)(4)	2,125	1,326	2,107	0.2%
		Senior Secured Term Loan B (4.50% (LIBOR + 4.25%), due 12/14/2013)(3)(4)	7,313	5,616	7,271	0.7%
		Senior Subordinated Debt—Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,550	6,318	7,550	0.7%
		Senior Subordinated Debt—Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,427	1,077	1,427	0.1%
		Common Stock (20,974 shares)		459	4,330	0.3%

				14,796	22,685	2.0%

		Total Affiliate Investments		56,833	72,337	6.5%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	194	0.0%

				141	194	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit—$500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 11/01/2012)(4)(25)(26)	—	—	—	0.0%
		Senior Secured Term Loan (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 11/01/2012)(3)(4)	3,663	3,663	3,663	0.3%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	4,900	4,900	4,900	0.5%
		Convertible Preferred Stock (32,500 units)		396	280	0.0%

				8,959	8,843	0.8%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	30,169	30,169	30,169	2.7%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,158	0.4%

				30,169	34,327	3.1%

Arrowhead General Insurance Agency, Inc.(16)	California / Insurance	Junior Secured Term Loan (11.25% (LIBOR + 9.50% with 1.75% LIBOR floor), due 9/30/2017)(4)	27,000	27,000	27,000	2.4%

				27,000	27,000	2.4%

Byrider Systems Acquisition Corp.	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)	25,082	25,082	25,082	2.3%

				25,082	25,082	2.3%

Caleel + Hayden, LLC(14)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	718	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	718	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Cargo Airport Services USA, LLC.	New York / Transportation	Revolving Line of Credit—$5,000 Commitment (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 3/31/2012)(4)(25)	$4,935	$4,935	$4,935	0.4%
		Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 3/31/2016)(4)	52,669	52,669	53,459	4.8%
		Common Equity (1.5 units)		1,500	1,824	0.2%

				59,104	60,218	5.4%

Clearwater Seafoods LP	Canada / Food Products	Second Lien Term Loan (12.00%, due 2/4/2016)	45,000	45,000	45,000	4.0%

				45,000	45,000	4.0%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor), due 2/9/2016)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor), due 2/9/2016)(3)(4)	11,250	11,250	11,419	1.0%
		Senior Secured Term Loan B (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 2/9/2016)(4)	11,250	11,250	11,419	1.0%
		Preferred Stock—Series A (1,000,000 shares)		67	1,227	0.2%
		Preferred Stock—Series C (212,121 shares)		212	317	0.0%

				22,779	24,382	2.2%

CRT MIDCO, LLC.	Wisconsin / Media	Revolving Line of Credit—$7,500 Commitment (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2012)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(4)	75,000	75,000	75,000	6.7%

				75,000	75,000	6.7%

Deb Shops, Inc.(16)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	19,906	14,606	—	0.0%

				14,606	—	0.0%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC(16)	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	7,500	7,424	7,500	0.7%

				7,424	7,500	0.7%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Preferred Stock—Class A (285.1 shares)		377	795	0.1%
		Common Stock—Class B (28 shares)		211	579	0.1%

				588	1,374	0.2%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	3,345	3,345	3,345	0.3%
		Membership Class A (875,000 units)		875	983	0.1%

				4,220	4,328	0.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor)plus 3.00% PIK, in non-accrual status effective 01/01/2011, past due)(4)	60,930	60,019	38,463	3.5%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				60,019	38,463	3.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	$20,000	$20,000	$20,400	1.8%

				20,000	20,400	1.8%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (8.50% (PRIME + 4.50% with 4.00% LIBOR floor), due 8/24/2015)(3)(4)	6,348	5,819	5,597	0.5%

				5,819	5,597	0.5%

ICON Health & Fitness, Inc(16)	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,407	45,040	4.0%

				43,407	45,040	4.0%

IEC-Systems, LP ("IEC") /Advanced Rig Services, LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% (LIBOR + 6.00% with 6.00% LIBOR floor) plus 3.00% PIK, due 11/20/2012)(3)(4)	15,360	15,360	15,360	1.5%

		ARS Senior Secured Note (12.00% (LIBOR + 6.00% with 6.00% LIBOR floor) plus 3.00% PIK, due 11/20/2012)(3)(4)	7,716	7,716	7,716	0.7%

				23,076	23,076	2.2%

JHH Holdings, Inc.	Texas / Healthcare	Senior Subordinated Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(4)	15,439	15,439	15,439	1.5%

				15,439	15,439	1.5%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(4)(25)(26)	—	—	—	0.0%
		Senior Secured Term Loan A (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(3)(4)	1,052	1,052	1,041	0.1%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,299	4,486	0.4%
		Membership Interest (125 units)		216	219	0.0%

				5,567	5,746	0.5%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)(3)	9,188	8,250	9,188	0.8%
		Membership Interest (250 units)		111	617	0.1%

				8,361	9,805	0.9%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,623	0.1%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	1,623	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	20,500	20,500	20,500	1.8%

				20,500	20,500	1.8%

Mood Media Corporation(16)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,852	14,850	1.3%

				14,852	14,850	1.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00% PIK due 4/18/2016)(4)	$13,106	$13,106	$13,106	1.2%

				13,106	13,106	1.2%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 7/30/2015)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	17,369	17,369	17,369	1.5%
		Common Stock (50 shares)		371	565	0.1%

				17,740	17,934	1.6%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	12,422	12,422	12,422	1.1%

				12,422	12,422	1.1%

Pinnacle Treatment Centers, Inc(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	250	250	250	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	18,763	18,763	18,763	1.7%

				19,013	19,013	1.7%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(4)	15,000	14,779	14,775	1.4%

				14,779	14,775	1.4%

Pre-Paid Legal Services, Inc(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(4)	5,000	5,000	5,000	0.4%

				5,000	5,000	0.4%

Progressive Logistics Services, LLC(3)	Georgia / Commercial Services	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 1/6/2016)(4)	14,625	14,625	14,625	1.3%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/6/2016)(4)	15,000	15,000	15,000	1.4%

				29,625	29,625	2.7%

Progrexion Holdings, Inc(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (10.75% (LIBOR + 8.75% with 2.00% LIBOR floor), due 12/31/2014)(3)	35,618	35,618	35,618	3.2%
		Senior Secured Term Loan B (10.75% (LIBOR + 8.75% with 2.00% LIBOR floor), due 12/31/2014)	32,668	32,668	32,668	2.9%

				68,286	68,286	6.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ROM Acquisition Corporation	Missouri / Automobile	Revolving Line of Credit—$1,750 Commitment (4.25% (LIBOR + 3.25% with 1.00% LIBOR floor), due 2/08/2013)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (4.25% (LIBOR + 3.25% with 1.00% LIBOR floor), due 2/08/2013)(3)(4)	2,932	2,684	2,895	0.3%
		Senior Secured Term Loan B (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 5/08/2013)(3)(4)	7,187	7,187	7,187	0.6%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,208	6,971	7,280	0.7%

				16,842	17,362	1.6%

Royal Adhesives & Sealants, LLC.	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	25,277	25,277	25,277	2.3%

				25,277	25,277	2.3%

SG Acquisition, Inc.(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	29,925	29,925	30,224	2.7%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,925	29,925	30,224	2.7%

				59,850	60,448	5.4%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	6,788	6,604	6,787	0.6%

				6,604	6,787	0.6%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	36,248	36,248	36,248	3.2%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,562	0.2%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	762	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	674	0.1%

				40,243	40,246	3.6%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,908	15,000	1.3%

				14,908	15,000	1.3%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,059	14,502	15,059	1.4%
		Series A Preferred Stock (4,021.45 shares)	—	56	55	0.0%
		Series B Preferred Stock (1,866.10 shares)	—	56	55	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	472	0.0%

				15,093	15,641	1.4%

SonicWALL, Inc.	California / Software & Computer Services	Subordinated Secured (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor), due 1/23/2017)(3)(4)	23,000	22,982	23,000	2.1%

				22,982	23,000	2.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(4)	$35,000	$35,000	$35,000	3.1%

				35,000	35,000	3.1%

ST Products, LLC	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(4)	26,500	26,500	26,500	2.4%

				26,500	26,500	2.4%

Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	22,700	22,700	22,700	2.0%

				22,700	22,700	2.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, due 12/01/2015)(3)(4)(25)	30,699	30,624	21,750	1.9%
		Overriding Royalty Interests(18)		—	2,168	0.2%

				30,624	23,918	2.1%

Targus Group International, Inc(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(4)	24,000	23,526	24,000	2.1%

				23,526	24,000	2.1%

U.S. HealthWorks Holding Company, Inc(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(4)	25,000	25,000	25,000	2.2%

				25,000	25,000	2.2%

VPSI, Inc.	Michigan / Transportation	First Lien Senior Secured Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor), due 12/23/2015)(4)	17,646	17,646	17,646	1.6%

				17,646	17,646	1.6%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/01/2008, past due)(4)	15,000	15,000	7,230	0.6%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	7,230	0.6%

		Total Non-control/Non-affiliate Investments
		(Level 3 Investments)		1,116,481	1,080,421	97.0%

		Total Level 3 Portfolio Investments		1,435,615	1,462,830	131.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		$56	$35	0.0%

				56	35	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	145	0.0%

				63	145	0.0%

		Total Non-control/Non-affiliate Investments
		(Level 1 Investments)		119	180	0.0%

		Total Portfolio Investments		1,435,734	1,463,010	131.3%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				45,986	45,986	4.2%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				13,916	13,916	1.2%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		59,903	59,903	5.4%

		Total Investments		1,495,637	1,522,913	136.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited) and June 30, 2011 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2012 and June 30, 2011

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of March 31, 2012 and June 30, 2011, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of March 31, 2012 and June 30, 2011, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 3 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is held by Prospect Capital Funding LLC, a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (See Note 4). The market values of these investments at March 31, 2012 and June 30, 2011 were $845,406 and $700,321, respectively; they represent 48.3% and 46.0% of total investments at fair value, respectively. Prospect Capital Funding LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $845,406 and $631,915 of these investments as of March 31, 2012 and June 30, 2011, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at March 31, 2012 and June 30, 2011.

(5)
There are several entities involved in the Biomass investment. As of June 30, 2011, we own directly 3,265 shares of common stock in CCEI, f/k/a Worcester Energy Partners, Inc., representing 100% of the issued and outstanding common stock. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. ("PLL"), representing 100% of the issued and outstanding common stock.

As of June 30, 2011, we own directly 552 shares of common stock in Worcester Energy Co., Inc. ("WECO"), representing 100% of the issued and outstanding common stock.

Our 100% ownership of each of CCEI and WECO resulted from our successful bid, in December 2010, for the 49% of each of those stocks we did not own directly.

As of June 30, 2011, we own directly 100 shares of common stock in Worcester Energy Holdings, Inc. ("WEHI"), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC ("Biochips"), which represents a 51% ownership stake.

During the quarter ended March 31, 2009, we created two new entities—CCEHI and DownEast Power Company, LLC ("DEPC")—in anticipation of the foreclosure proceedings against the three

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited) and June 30, 2011 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2012 and June 30, 2011 (Continued)

  co-borrowers, WECO, CCEI and Biochips, on a note due to us that we had put on non-accrual status effective July 1, 2008.

  As of June 30, 2011, we own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

  On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The credit bid was assigned to DEPC and the assets subsequently were acquired by DEPC.

  Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of zero for all of the equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set value at zero for the Biomass investment as a whole as of June 30, 2011, respectively.

  In December 2011, we formed New CCEI, Inc. ("New CCEI") and contributed 100% of the equity of CCEI to New CCEI. After the contribution, CCEI converted into a limited liability company. On December 9, 2011, each of CCEH, PLL, WECO and WEHI merged with and into New CCEI. During the quarter ended December 31, 2011, New CCEI merged into Change Clean Energy Holdings, LLC and our ownership of New CCEI was transferred to Energy Solutions Holdings, Inc.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan was assigned to Manx, the holding company. Our Board of Directors set value at zero for the loan position in Coalbed LLC investment as of March 31, 2012 and June 30, 2011.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited) and June 30, 2011 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2012 and June 30, 2011 (Continued)

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. ("ICS") purchased during the foreclosure process.

(10)
Loan is with THS an affiliate of ICS.

(11)
On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville, and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. ("C&A"), Genesis Coal Corp. ("Genesis"), North Fork Collieries LLC ("North Fork") and Unity Virginia Holdings LLC ("Unity") were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. ("E&L"), Whymore Coal Company Inc. ("Whymore") and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allowed for a better utilization of the assets in the consolidated group.

At June 30, 2011, Yatesville held a $9,326 note receivable from North Fork and owned 100% of the membership interest of East Kentucky Coal Holdings, Inc. ("East Kentucky"). North Fork was owned 100% by East Kentucky.

At June 30, 2011, we owned 100% of the common stock of Genesis and held a note receivable of $20,933.

Yatesville held a note receivable of $4,261 from Unity at June 30, 2011.

As of June 30, 2011, Yatesville owned 10,000 shares of common stock or 100% of the equity of C&A and held a $16,210 senior secured debt receivable from C&A.

As of June 30, 2011, Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L. As June 30, 2011 Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A and E&L.

In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares ("Whymore Purchaser"). All reclamation liability was transferred to the Whymore Purchaser.

Yatesville currently has no material operations. During the quarter ended December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at zero as of June 30, 2011.

On December 9, 2011, each of Genesis, E&L, C&A and East Kentucky merged with and into Yatesville. During the quarter ended December 31, 2011, our ownership of Yatesville merged into a subsidiary of Energy Solutions.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited) and June 30, 2011 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2012 and June 30, 2011 (Continued)

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting in the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
At March 31, 2012 and June 30, 2011, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of March 31, 2012 and June 30, 2011.

(20)
As of June 30, 2011, we own 100% of Freedom Marine Holding, Inc. ("Freedom Marine"), which owns 100% of the common units of Jettco Marine Services LLC. During the quarter ended March 31, 2012, our ownership of Freedom Marine was transferred to Energy Solutions.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
We own 100% of C&J Cladding Holding Company, Inc., which owns 40% of the membership interests in C&J Cladding, LLC.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited) and June 30, 2011 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2012 and June 30, 2011 (Continued)

(23)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. During the period from June 30, 2011 to March 31, 2012, our fully diluted ownership of Iron Horse decreased from 57.8% to 5.0%, respectively, as we continued to transfer ownership interests to Iron Horse's management as they repaid our outstanding debt. Iron Horse management has an option to repurchase our remaining interest for $2,040.

As of March 31, 2012 and June 30, 2011, our Board of Directors assessed a fair value in Iron Horse of $2,040 and $15,357, respectively.

(24)
On May 6, 2011, we made a secured first-lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of March 31, 2012 and June 30, 2011. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% and 94.7% as of March 31, 2012 and June 30, 2011, respectively.

(25)
Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of March 31, 2012 and June 30, 2011, we have $27,828 and $35,822 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on March 31, 2012 and June 30, 2011 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first-lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second-lien to AMU Holdings, Inc., and 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

          Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

          Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

          Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

          Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

          Many of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

  2)
  the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation with Prospect Capital Management (the "Investment Adviser") proposing values within the valuation range presented by the independent valuation firm; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning on July 1, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, the framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year it is earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of March 31, 2012 and for the three and nine months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility, Prospect Capital InterNotes® and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Prospect Capital InterNotes® and Senior Convertible Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

(or July 1, 2011 for us) and for interim periods within those fiscal years. The adoption of the amended guidance in ASC 820-10 did not have a significant effect on our financial statements.

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption or July 1, 2011 for us. The adoption of the amended guidance in ASU 2011-02 did not have a significant effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments

        At March 31, 2012, we had invested in 78 long-term portfolio investments, which had an amortized cost of $1,655,863 and a fair value of $ 1,691,580 and at June 30, 2011, we had invested in 72 long-term portfolio investments, which had an amortized cost of $1,435,734 and a fair value of $1,463,010.

        As of March 31, 2012, we own controlling interests in AIRMALL USA, Inc., Ajax Rolled Ring & Machine, Inc., AWCNC, LLC, Borga, Inc. ("Borga"), C&J Cladding, LLC, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), Integrated Contract Services, Inc. ("ICS"), Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc., Nupla Corporation ("Nupla") and R-V Industries, Inc. We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork, Boxercraft Incorporated, Smart, LLC, and Sport Helmets Holdings, LLC.

        The composition of our investments and money market funds as of March 31, 2012 and June 30, 2011 at cost and fair value was as follows:

	March 31, 2012		June 30, 2011
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$2,508	$2,529	$7,144	$7,278
Senior Secured Debt	851,475	796,732	822,582	789,981
Subordinated Secured Debt	568,594	510,936	491,188	448,675
Subordinated Unsecured Debt	70,389	70,872	54,687	55,336
CLO Debt	27,164	30,662	—	—
CLO Residual Interest	77,228	78,942	—	—
Equity	58,505	200,907	60,133	161,740

Total Investments	1,655,863	1,691,580	1,435,734	1,463,010
Money Market Funds	58,025	58,025	59,903	59,903

Total Investments and Money Market Funds	$1,713,888	$1,749,605	$1,495,637	$1,522,913

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of March 31, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$2,529	$2,529
Senior Secured Debt	—	—	796,732	796,732
Subordinated Secured Debt	—	—	510,936	510,936
Subordinated Unsecured Debt	—	—	70,872	70,872
CLO Debt	—	—	30,662	30,662
CLO Residual Interest	—	—	78,942	78,942
Equity	137	—	200,770	200,907

Total Investments	137	—	1,691,443	1,691,580
Money Market Funds	—	58,025	—	58,025

Total Investments and Money Market Funds	$137	$58,025	$1,691,443	$1,749,605

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$323,786	$323,786
Affiliate investments	—	—	67,581	67,581
Non-control/non-affiliate investments	137	—	1,300,076	1,300,213

	137	—	1,691,443	1,691,580
Investments in money market funds	—	58,025	—	58,025

Total assets reported at fair value	$137	$58,025	$1,691,443	$1,749,605

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2011 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$7,278	$7,278
Senior Secured Debt	—	—	789,981	789,981
Subordinated Secured Debt	—	—	448,675	448,675
Subordinated Unsecured Debt	—	—	55,336	55,336
Equity	180	—	161,560	161,740

Total Investments	180	—	1,462,830	1,463,010
Money Market Funds	—	59,903	—	59,903

Total Investments and Money Market Funds	$180	$59,903	$1,462,830	$1,522,913

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$310,072	$310,072
Affiliate investments	—	—	72,337	72,337
Non-control/non-affiliate investments	180	—	1,080,421	1,080,601

	180	—	1,462,830	1,463,010
Investments in money market funds	—	59,903	—	59,903

Total assets reported at fair value	$180	$59,903	$1,462,830	$1,522,913

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the nine months ended March 31, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

Total realized loss (gain), net	36,939	—	(13,227)	23,712
Change in unrealized appreciation (depreciation)	45,328	(7,529)	(29,315)	8,484

Net realized and unrealized gain (loss)	82,267	(7,529)	(42,542)	32,196
Purchases of portfolio investments	44,043	2,300	496,503	542,846
Payment-in-kind interest	219	407	3,873	4,499
Accretion of purchase discount	50	1,702	1,989	3,741
Repayments and sales of portfolio investments	(110,825)	(1,636)	(242,208)	(354,669)
Transfers within Level 3	(2,040)	—	2,040	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of March 31, 2012	$323,786	$67,581	$1,300,076	$1,691,443

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$—	$—	$161,560	$1,462,830

Total realized loss (gain), net	—	(221)	(14,606)	—	—	—	38,539	23,712
Change in unrealized (depreciation) appreciation	(113)	(22,146)	(15,145)	(162)	3,499	1,714	40,837	8,484

Net realized and unrealized (loss) gain	(113)	(22,367)	(29,751)	(162)	3,499	1,714	79,376	32,196
Purchases of portfolio investments	1,500	259,414	161,243	15,000	27,072	77,228	1,389	542,846
Payment-in-kind interest	—	219	3,632	648	—	—	—	4,499
Accretion of purchase discount	49	1,582	1,969	50	91	—	—	3,741
Repayments and sales of portfolio investments	(6,185)	(232,097)	(74,832)	—	—	—	(41,555)	(354,669)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of March 31, 2012	$2,529	$796,732	$510,936	$70,872	$30,662	$78,942	$200,770	$1,691,443

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the nine months ended March 31, 2011 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115

Total realized (loss) gain, net	(810)	(549)	8,050	6,691
Change in unrealized appreciation (depreciation)	29,232	5,502	(14,776)	19,958

Net realized and unrealized gain (loss)	28,422	4,953	(6,726)	26,649
Purchases of portfolio investments	59,838	1,380	571,308	632,526
Payment-in-kind interest	2,291	1,081	5,138	8,510
Accretion of purchase discount	84	2,093	8,697	10,874
Repayments and sales of portfolio investments	(11,244)	(12,493)	(188,587)	(212,324)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of March 31, 2011	$275,349	$70,754	$867,247	$1,213,350

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Equity	Total
Fair value as of June 30, 2010	$5,017	$287,470	$313,511	$30,895	$110,222	$747,115

Total realized (loss) gain, net	—	(1,072)	—	—	7,763	6,691
Change in unrealized (depreciation) appreciation	(264)	(812)	(4,675)	201	25,508	19,958

Net realized and unrealized (loss) gain	(264)	(1,884)	(4,675)	201	33,271	26,649
Purchases of portfolio investments	4,335	417,920	158,064	39,410	12,797	632,526
Payment-in-kind interest	—	1,858	6,445	207	—	8,510
Accretion of purchase discount	169	4,141	6,410	154	—	10,874
Repayments and sales of portfolio investments	(5,879)	(59,149)	(122,155)	(15,492)	(9,649)	(212,324)
Transfers within Level 3	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—

Fair value as of March 31, 2011	$3,378	$650,356	$357,600	$55,375	$146,641	$1,213,350

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        For the nine months ended March 31, 2012 and 2011, the net change in unrealized appreciation on the investments that use Level 3 inputs was $40,899 and $22,889 for assets still held as of March 31, 2012 and 2011, respectively.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry. As part of the reorganization, our equity interests in Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions to consolidate all of our energy holdings under one management team strategically expanding Energy Solutions across energy sectors.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solution Assets") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solution Assets. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $148,687 in cash and an additional $10,000 is being held in escrow. Currently, our loans to Energy Solutions remain outstanding and are collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solution Assets by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        As of March 31, 2012, the valuation methodology for Energy Solutions changed from a combination of a discounted cash flow analysis and a public comparables analyses to a current value method for the undistributed sale proceeds held at Energy Solutions.

        As of March 31, 2012, the valuation methodology for New Meatco Provisions, LLC ("Meatco") changed from a discounted cash flow analysis to a liquidation value analysis. As a result, and combined with declining financial results, the fair market value of Meatco decreased from $13,106 to $7,634 as of June 30, 2011 and March 31, 2012, respectively.

        At March 31, 2012 nine loan investments were on non-accrual status: Borga, Freedom Marine, a subsidiary of Energy Solutions, H&M Oil and Gas, LLC ("H&M"), ICS, Manx, Nupla, Stryker Energy, LLC, Wind River Resources Corp. and Wind River II Corp. ("Wind River") and Yatesville, a subsidiary of Energy Solutions. At June 30, 2011, nine loan investments were on non-accrual status: Borga, Deb Shops, Inc. ("Deb Shops"), Freedom Marine, H&M, ICS, Nupla, Manx, Wind River and Yatesville. The loan principal of these loans amounted to $170,055 and $154,752 as of March 31, 2012 and June 30, 2011, respectively. The fair value of these loans amounted to $39,670 and $54,020 as of March 31, 2012 and June 30, 2011, respectively. The fair values of these investments represent approximately 3.0% and 4.8% of our net assets as of March 31, 2012 and June 30, 2011, respectively. For the three months ended March 31, 2012 and March 31, 2011, the income foregone as a result of

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

not accruing interest on non-accrual debt investments amounted to $6,366 and $3,518, respectively. For the nine months ended March 31, 2012 and March 31, 2011, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $18,363 and $10,085, respectively.

        During the nine months ended March 31, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan, which is expected to be approved by the bankruptcy court, will eliminate our debt position with no payment to us. As a result, we determined that the impairment of Deb Shops was other-than-temporary and recorded a realized loss of $14,607 for the full amount of the amortized cost.

        On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG Manufacturing, Inc. ("NRG"). After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock held by us back to NRG for $13,266, realizing a gain of $12,131.

        On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the quarter ending March 31, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In connection with the sales, we recognized a realized gain of $24,810 during the quarter ended March 31, 2012. In total, we received proceeds of $93,977 at closing. In addition, there is $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. This will be recognized as additional gain if and when received.

        Energy Solutions has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in Energy Solutions through March 31, 2012 for fees associated with a legal action, and Energy Solutions has reimbursed us for the entire amount. There were no such legal fees incurred or reimbursed for the three and nine months ended March 31, 2012 and March 31, 2011.

        Additionally, certain other expenses incurred by us which are attributable to Energy Solutions have been reimbursed by Energy Solutions and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the three months ended March 31, 2012 and March 31, 2011, such reimbursements totaled approximately $640 and $1,423, respectively. For the nine months ended March 31, 2012 and March 31, 2011, such reimbursements totaled approximately $6,299 and $3,933, respectively.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $168,903 and $356,659 during the three months

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

ended March 31, 2012 and March 31, 2011, respectively. These placements and acquisitions totaled $542,846 and $632,526 during the nine months ended March 31, 2012 and March 31, 2011, respectively. Debt repayments and sales of equity securities with a cost basis of $163,587 and $76,494 were received during the three months ended March 31, 2012 and March 31, 2011, respectively. These repayments and sales amounted to $330,957 and $207,030 during the nine months ended March 31, 2012 and March 31, 2011, respectively.

        During the three and nine months ended March 31, 2012, we recognized $964 and $3,348 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. Included in the $964 recorded during the three months ended March 31, 2012 is $726 of normal accretion and $238 of accelerated accretion resulting from the repayment of ROM Acquisition Corp ("ROM"). Included in the $3,348 recorded during the nine months ended March 31, 2012 is $2,417 of normal accretion and $931 of accelerated accretion resulting from the repayments of Mac & Massey Holdings, LLC and ROM.

        During the three and nine months ended March 31, 2011, we recognized $4,739 and $10,092, respectively, of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $4,739 for the three months ended March 31, 2011, is $1,302 of normal accretion and $3,268 of accelerated accretion resulting from the recapitalization of our loans to Arrowhead General Insurance Agency, Inc. ("Arrowhead") and The Copernicus Group, Inc. ("Copernicus"). Included in the $10,092 for the nine months ended March 31, 2011, is $3,979 of normal accretion, $1,116 of accelerated accretion resulting from the repayment of Impact Products, LLC, and $4,828 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead, Copernicus and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        As of March 31, 2012, $5,286 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $666 is expected to be amortized during the three months ending June 30, 2012.

        As of March 31, 2012, $1,080,813 of our loans bear interest at floating rates, $1,041,651 of which have Libor floors ranging from 1.00% to 5.89%.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of March 31, 2012 and June 30, 2011, we have $27,828 and $35,822 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On July 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $410,000 under the 2012 Facility as of March 31, 2012; which was increased by $482,500 in April 2012 (See Note 15). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At March 31, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of March 31, 2012 and June 30, 2011, we had $376,137 and $255,673, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $121,000 and $84,200, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $482,500. At March 31, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $845,406, which represents 64.1% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of March 31, 2012. The release of any assets from PCF requires the approval of the facility agent.

        Concurrent with the extension of our 2012 Facility, in March 2012, we wrote off $304 of the unamortized debt issue costs associated with the previous credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments. In connection with the origination and

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

amendments of the 2012 Facility, we incurred $8,428 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,397 remains to be amortized.

        During the three and nine months ended March 31, 2012, we recorded $4,484 and $12,783 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds (after deducting underwriting expenses) of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at March 31, 2012 of 88.0902 and 88.1136 shares, respectively, of common stock per $1,000 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2015 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101125 per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the quarter ended March 31, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at March 31, 2012 of 78.3699 and 78.3880 shares, respectively, of common stock per $1,000 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2016 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $10,562 of fees which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,289 remains to be amortized and is included within deferred financing costs of $17,179 on the consolidated statements of assets and liabilities.

        During the three and nine months ended March 31, 2012, we recorded $5,133 and $15,553 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Note 6. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 6. Prospect Capital InterNotes® (Continued)

up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"). Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes will be our direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the three months ended March 31, 2012, we issued $5,465 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $5,001. These notes were issued with stated interest rates ranging from 6.90% to 7.00% with an average rate of 6.97%. These notes mature on March 15, 2022.

Note 7. Equity Offerings, Offering Expenses, and Distributions

        We issued 13,500,000 and 18,494,476 shares of our common stock during the nine months ended March 31, 2012 and March 31, 2011, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Offering Price
During the nine months ended March 31, 2012:
February 28, 2012	12,000,000	$131,400	$1,560	$360	$10.950
July 18, 2011	1,500,000	$15,225	$165	$165	$10.150
During the nine months ended March 31, 2011:
November 16, 2010 - December15, 2010(1)	4,513,920	$45,147	$904	$459	$10.000
September 29, 2010 - November 3, 2010(2)	5,231,956	$51,597	$1,033	$163	$9.861
July 22, 2010 - September 28, 2010(3)	6,000,000	$58,403	$1,156	$103	$9.734
July 1, 2010 - July 21, 2010(4)	2,748,600	$26,799	$536	$—	$9.749

(1)
On November 10, 2010, we established a fourth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010. This program was suspected at that time.

(2)
On September 24, 2010, we established a third at-the-market program through which we sold 5,231,956 shares of our common stock at an average price of $9.86 per share, raising $51,597 of gross proceeds, from September 29, 2010 through November 3, 2010.

(3)
On July 19, 2010, we established a second at-the-market program through which we sold 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 7. Equity Offerings, Offering Expenses, and Distributions (Continued)

(4)
On March 17, 2010, we established an at-the-market program through which we sold 8,000,000 shares of our common stock. Through this program we issued 811,500 shares of our common stock at an average price of $12.60 per share, raising $10,230 of gross proceeds, from March 23, 2010 through March 31, 2010. Through this program we also issued 2,748,600 shares of our common stock at an average price of $9.75 per share, raising $26,799 of gross proceeds, from July 1, 2010 through July 21, 2010.

        Our shareholders' equity accounts at March 31, 2012 and June 30, 2011 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to March 31, 2012 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing and expired on March 16, 2012. In order to reactivate the share repurchase plan prior to any future purchases, a new notice would need to be mailed to shareholders.

        On February 6, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101450 per share for February 2012 to holders of record on February 29, 2012 with a payment date of March 23, 2012;

  •
  $0.101475 per share for March 2012 to holders of record on March 30, 2012 with a payment date of April 20, 2012; and

  •
  $0.101500 per share for April 2012 to holders of record on April 30, 2012 with a payment date of May 24, 2012.

        On October 21, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $613,135 of additional debt and equity securities in the public market.

        During the nine months ended March 31, 2012 and March 31, 2011, we issued 817,241 and 777,473 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At March 31, 2012, we have reserved 26,347,045 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 5).

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 8. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources for the three and nine months ended March 31, 2012 and March 31, 2011 were as follows:

	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
Income Source	2012	2011	2012	2011
Structuring, advisory and amendment fees	$15,085	$7,191	$22,853	$13,689
Overriding royalty interests	23	45	140	143
Administrative agent fee	92	70	210	138

Other Investment Income	$15,200	$7,306	$23,203	$13,970

Note 9. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the three and nine months ended March 31, 2012 and March 31, 2011, respectively.

	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
	2012	2011	2012	2011
Net increase in net assets resulting from operations	$50,209	$33,759	$154,601	$91,279
Weighted average common shares outstanding	114,146,939	88,200,916	110,868,177	82,112,300

Net increase in net assets resulting from operations per common share	$0.44	$0.38	$1.39	$1.11

Note 10. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees incurred to the favor of the Investment Adviser for the three months ended March 31, 2012 and March 31, 2011 were $8,949, and $6,037, respectively. The fees incurred for the nine months ended March 31, 2012 and March 31, 2011 were $25,985, and $15,216, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        For the three months ended March 31, 2012 and March 31, 2011, income incentive fees of $14,518 and $5,997, respectively, were incurred. For the nine months ended March 31, 2012 and March 31, 2011, income incentive fees of $30,614 and $16,015, respectively, were incurred. No capital gains incentive fees were incurred for the three or nine months ended March 31, 2012 and March 31, 2011.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

staff. For the three months ended March 31, 2012 and 2011, the reimbursement was approximately $2,910 and $1,669, respectively. For the nine months ended March 31, 2012 and 2011, the reimbursement was approximately $5,143 and $3,309, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of March 31, 2012 and June 30, 2011, $362 and $45 of managerial assistance fees remain on the consolidated statements of assets and liabilities as a payable to the Administrator.

Note 11. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such material litigation as of March 31, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 12. Proposed Investment

        On March 19, 2012, we entered into a definitive agreement to provide debt and equity for the acquisition of the businesses of First Tower Corp. ("First Tower"), a private multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices. We are acquiring 80.1% of First Tower for $110,200 of cash and 14,518,207 of our shares of common stock. We have the option, at our sole discretion, to substitute up to 100% cash in lieu of such 14,518,207 shares of our common stock at a price per share based on average trading prices prior to the closing date.

        Completion of the acquisition is subject to regulatory approvals and is expected to close late in the quarter ended June 30, 2012.

Note 13. Financial Highlights

	For The Three Months Ended		For The Nine Months Ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011
Per Share Data(1):
Net asset value at beginning of period	$10.69	$10.25	$10.36	$10.30
Net investment income	0.51	0.27	1.10	0.78
Net realized gain (loss)	0.22	0.02	0.21	0.09
Net unrealized (depreciation) appreciation	(0.29)	0.09	0.08	0.25
Net decrease in net assets as a result of public offerings	—	—	—	(0.16)
Dividends declared and paid	(0.31)	(0.30)	(0.93)	(0.93)

Net asset value at end of period	$10.82	$10.33	$10.82	$10.33

Per share market value at beginning of period	$9.29	$10.80	$10.11	$10.80
Per share market value at end of period	$10.98	$12.21	$10.98	$12.21
Total return based on market value(2)	21.47%	15.87%	19.44%	37.44%
Total return based on net asset value(2)	4.02%	3.29%	14.85%	8.94%
Shares outstanding at end of period	121,923,931	88,358,811	121,923,931	88,358,811
Average weighted shares outstanding for period	114,146,939	88,200,916	110,868,177	82,112,300
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$1,318,806	$912,921	$1,318,806	$912,921
Annualized ratio of operating expenses to average net assets	12.06%	9.08%	10.55%	7.49%
Annualized ratio of net operating income to average net assets	18.65%	10.55%	13.49%	9.78%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 13. Financial Highlights (Continued)

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Per Share Data(1):
Net asset value at beginning of period	$10.30	$12.40	$14.55	$15.04	$15.31
Costs related to the secondary public offering	—	—	—	(0.07)	(0.06)
Net investment income	1.10	1.13	1.87	1.91	1.47
Realized gain (loss)	0.19	(0.87)	(1.24)	(0.69)	0.12
Net unrealized appreciation (depreciation)	0.09	0.07	0.48	(0.05)	(0.52)
Net (decrease) increase in net assets as a result of public offering	(0.08)	(0.85)	(2.11)	—	0.26
Net increase in net assets as a result of shares issued for Patriot acquisition	—	0.12	—	—	—
Dividends to shareholders	(1.24)	(1.70)	(1.15)	(1.59)	(1.54)

Net asset value at end of period	$10.36	$10.30	$12.40	$14.55	$15.04

Per share market value at end of period	$10.11	$9.65	$9.20	$13.18	$17.47
Total return based on market value(2)	17.22%	17.66%	(18.60)%	(15.90)%	12.65%
Total return based on net asset value(2)	12.54%	(6.82)%	(0.61)%	7.84%	7.62%
Shares outstanding at end of period	107,606,690	69,086,862	42,943,084	29,520,379	19,949,065
Average weighted shares outstanding for period	85,978,757	59,429,222	31,559,905	23,626,642	15,724,095
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$1,114,357	$711,424	$532,596	$429,623	$300,048
Annualized ratio of operating expenses to average net assets	8.47%	7.54%	9.03%	9.62%	7.36%
Annualized ratio of net investment income to average net assets	10.60%	10.69%	13.14%	12.66%	9.71%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 13. Financial Highlights (Continued)

  asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

  Note 14. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2009	$21,517	$0.43	$12,318	$0.25	$(18,696)	$(0.38)	$(6,378)	$(0.13)
December 31, 2009(2)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,860	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
As adjusted for increase in earnings from Patriot.

Note 15. Subsequent Events

        On April 4, 2012 and April 17, 2012, we closed increases to our commitments to our credit facility of $15,000 and $57,500, respectively. The commitments to the credit facility now stand at $482,500.

        On April 2, 2012 we made an investment of $22,000 to purchase 51.2% of the subordinated notes in Galaxy XII CLO, Ltd.

        In April 2012, we issued $8,516 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $8,329.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of 5.375% senior convertible notes due 2017 for net proceeds following underwriting expenses of approximately $126,425.

        On April 16, 2012, we made a senior secured debt investment of $15,000 to support the acquisition of Nixon, Inc., a designer and distributor of watches and accessories.

        On April 20, 2012 we made an investment of $43,195 to purchase 71.1% of the subordinated notes in Symphony CLO IX, Ltd.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 15. Subsequent Events (Continued)

        On April 20, 2012, we issued 85,063 shares of our common stock in connection with the dividend reinvestment plan.

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds following underwriting expenses of approximately $96,800.

        On May 7, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101525 per share for May 2012 to holders of record on May 31, 2012 with a payment date of June 22, 2012;

  •
  $0.101550 per share for June 2012 to holders of record on June 29, 2012 with a payment date of July 24, 2012; and

  •
  $0.101575 per share for July 2012 to holders of record on July 31, 2012 with a payment date of August 24, 2012; and

  •
  $0.10160 per share for August 2012 to holders of record on August 31, 2012 with a payment date of September 21, 2012.

        On May 8, 2012, SonicWALL, Inc. repaid the $23,000 loan receivable to us.

        On May 17, 2012, we made an investment of $50,000 in Plato Learning, Inc., providers of educational software which deliver online curriculum and assessments to the U.S. educational market.

        On May 21, 2012, we made a follow-on investment of $10,500 in Stauber Performance Ingredients, Inc.

$750,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities
Warrants

         We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of common stock, preferred stock or debt securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

         We may offer shares of common stock, or warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2010 annual meeting, held on December 10, 2010, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of twelve months, expiring on December 10, 2011. We are currently seeking stockholder approval at our 2011 annual meeting, to be held on December 8, 2011, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.

         Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." As of October 17, 2011, the last reported sales price for our common stock was $8.86.

         Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

         Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.

         Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in "Risk Factors" beginning on page 10 of this prospectus.

         This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC's website (http://www.sec.gov).

         The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is October 21, 2011

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Available Information" and the section under the heading "Risk Factors" before you make an investment decision.

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

        Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

        The terms "we," "us," "our," "Prospect," and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" or the "Investment Adviser" refers to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" or the "Administrator" refers to Prospect Administration LLC, our administrator.

The Company

        We are a financial services company that lends to and invests in middle market privately-held companies.

        We were originally organized under the name "Prospect Street Energy Corporation" and we changed our name to "Prospect Energy Corporation" in June 2004. We changed our name again to "Prospect Capital Corporation" in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.

        We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

        Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.

The Offering

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

        Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. At our 2010 annual meeting, held on December 10, 2010, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of twelve months, expiring on December 10, 2011. We are currently seeking stockholder approval at our 2011 annual meeting, to be held on December 8, 2011, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. Similarly, our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. See "Sales of Common Stock Below Net Asset Value" in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.

        Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. See "Use of Proceeds."

Distributions

In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current or accumulated earnings or profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See "Price Range of Common Stock," "Distributions" and "Material U.S. Federal Income Tax Considerations."

Taxation

We have qualified and elected to be treated for U.S. Federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description Of Our Capital Stock."

Management arrangements

Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see "Business—Management Services—Investment Advisory Agreement," and "Business— Management Services—Administration Agreement."

Risk factors

Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution

We may offer, from time to time, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see "Plan of Distribution."

Fees and Expenses

        The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $1,072.5 million. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	5.00%
Offering expenses borne by us (as a percentage of offering price)(2)	0.50%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	5.50%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management fees(5)	3.98%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.11%

Total advisory fees	6.09%
Interest payments on the credit facility	2.86%
Interest payments on the 2010 Notes(7)	0.84%
Interest payments on the 2011 Notes(8)	0.85%

Total interest expense	4.55%
Acquired Fund Fees and Expenses(9)	0.01%
Other expenses(10)	1.52%
Total annual expenses(6)(10)	12.18%

Example

        The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed $1,072.5 million, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$150.09	$326.06	$484.67	$816.06

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although we have no intent to borrow more than $1,072.5 million in the coming year, however, assuming that we borrowed $1,072.5 million, the 2% management fee of gross assets equals approximately 3.98% of net assets. Based on our total borrowings as of October 18, 2011 of $553 million, the 2% management fee of gross assets equals approximately 3.01% of net assets. See "Business— Management Services—Investment Advisory Agreement" and footnote 6 below.

(6)
Based on the incentive fee paid during our fiscal year ended June 30, 2011, all of which consisted of an income incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services—Investment Advisory Agreement" in this prospectus.

(7)
On December 21, 2010, the Company issued $150 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015, which we refer to as the 2010 Notes. See "Business—General" and "Risk Factors—Risks Related to our Business" for more detail on the 2010 Notes.

(8)
On February 18, 2011, the Company issued $172.5 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016, which we refer to as the 2011 Notes. See "Business—General" and "Risk Factors—Risks Related to our Business" for more detail on the 2011 Notes. The 2011 Notes and the 2010 Notes are referred to collectively as the Notes.

(9)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2011. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $1.1 billion as of June 30, 2011.

(10)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2011 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business—Management Services—Administration Agreement."

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2011, 2010, 2009, 2008 and 2007 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page 32 for more information.

	For the Year/Period Ended June 30,
	2011	2010	2009	2008	2007
(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$134,454	$86,518	$62,926	$59,033	$30,084
Dividend income	15,092	15,366	22,793	12,033	6,153
Other income	19,930	12,675	14,762	8,336	4,444

Total investment income	169,476	114,559	100,481	79,402	40,681

Interest and credit facility expenses	(17,598)	(8,382)	(6,161)	(6,318)	(1,903)
Investment advisory expense	(46,051)	(30,727)	(26,705)	(20,199)	(11,226)
Other expenses	(11,606)	(8,260)	(8,452)	(7,772)	(4,421)

Total expenses	(75,255)	(47,369)	(41,318)	(34,289)	(17,550)

Net investment income	94,221	67,190	59,163	45,113	23,131

Realized and unrealized gains (losses)	24,017	(47,565)	(24,059)	(17,522)	(6,403)

Net increase in net assets from operations	$118,238	$19,625	$35,104	$27,591	$16,728

Per Share Data:
Net increase in net assets from operations(1)	$1.38	$0.33	$1.11	$1.17	$1.06
Distributions declared per share	$(1.21)	$(1.33)	$(1.62)	$(1.59)	$(1.54)
Average weighted shares outstanding for the period	85,978,757	59,429,222	31,559,905	23,626,642	15,724,095
Assets and Liabilities Data:
Investments	$1,463,010	$748,483	$547,168	$497,530	$328,222
Other assets	86,307	84,212	119,857	44,248	48,280

Total assets	1,549,317	832,695	667,025	541,778	376,502

Amount drawn on credit facility	84,200	100,300	124,800	91,167	—
2010 Notes	150,000	—	—	—	—
2011 Notes	172,500	—	—	—	—
Amount owed to related parties	7,918	9,300	6,713	6,641	4,838
Other liabilities	20,342	11,671	2,916	14,347	71,616

Total liabilities	434,960	121,271	134,429	112,155	76,454

Net assets	$1,114,357	$711,424	$532,596	$429,623	$300,048

Investment Activity Data:
No. of portfolio companies at period end	72	58	30	29 (2)	24 (2)
Acquisitions	$953,337	$364,788 (3)	$98,305	$311,947	$167,255
Sales, repayments, and other disposals	$285,562	$136,221	$27,007	$127,212	$38,407
Weighted-Average Yield at end of period(4)	12.8%	14.2%	13.7%	15.5%	17.1%

(1)
Per share data is based on average weighted shares for the period

(2)
Includes a net profits interest in Charlevoix Energy Trading LLC ("Charlevoix"), remaining after loan was paid.

(3)
Includes $207,126 of acquired portfolio investments from Patriot Acquisition.

(4)
Includes dividends from certain equity investments.

RISK FACTORS

        Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Risks Relating To Our Business

We may suffer credit losses.

        Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the US and many other economies have recently been experiencing. See "Risks Related to Our Investments."

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

        Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.

We are dependent upon Prospect Capital Management's key management personnel for our future success.

        We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, a trend we expect to continue.

        Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more or fuller relationships with borrowers and sponsors than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition and our competitors ability to provide a total package solution, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

        In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets experienced during the recent financial crises resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See "—The lack of liquidity may adversely affect our business."

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

        We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Notes outstanding, which are a form of leverage and are senior in payment to our common stock.

        With certain limited exceptions, as a business development company, or BDC, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of leverage that we employ will depend on our Investment Adviser's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, including the following, any of which could adversely affect our business, financial condition and result of operations:

  •
  A likelihood of greater volatility in the net asset value and market price of our common stock;

  •
  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

  •
  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

  •
  Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

  •
  Convertible or exchangeable securities issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

  •
  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

  •
  Making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

  •
  The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

  •
  Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

  •
  Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our NAV and also make it difficult for the net asset value to recover. Our Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, our ability to meet our payment and other obligations of the Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1.5 billion in total assets, (ii) an average cost of funds of 4.73%, (iii) $1,072.5 million in debt outstanding and (iv) $1.1 billion of stockholders' equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(24.73)%	(14.64)%	(4.55)%	5.54%	15.63%

        The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty.

        Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

        The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

        As of June 30, 2011, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on June 13, 2012, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

        The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on June 13, 2012. If the credit facility is not renewed or extended by the participant banks by June 13, 2012, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on June 13, 2013. At June 30, 2011 we had outstanding borrowings of $84.2 million under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 325 basis points, subject to a minimum LIBOR floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the one-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

Changes in interest rates may affect our cost of capital and net investment income.

        A significant portion of the debt investments we make bears interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

        We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings and other senior securities of at least 200%, which may restrict our ability to borrow in certain circumstances.

The lack of liquidity in our investments may adversely affect our business.

        We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our most recent NAV was calculated as of June 30, 2011 and our NAV when calculated as of September 30, 2011 may be higher or lower.

        Our most recently estimated NAV per share is $10.04 on an as adjusted basis solely to give effect to distributions with record dates of July 29, 2011, August 31, 2011 and September 30, 2011, our issuance of common stock on July 22, 2011, August 26, 2011 and September 23, 2011 in connection with our dividend reinvestment plan, and our issuance of 1,500,000 shares of common stock on July 18,

2011 in connection with the option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, versus $10.36 determined by us as of June 30, 2011. NAV per share as of September 30, 2011, may be higher or lower than $10.04 based on potential changes in valuations and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2011. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Investment Adviser and the audit committee of our Board of Directors.

Potential conflicts of interest could impact our investment returns.

        Our executive officers and directors, and the executive officers of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

        Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name "Prospect Capital." Under the license agreement, we have the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

        The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity, would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to Prospect Capital Management could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

        Our investment adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceeding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Prospect Capital Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and U.S. Federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see "Regulation."

Foreign and domestic political risk may adversely affect our business.

        We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which have had, and may in the future have, a negative impact on our business and operations.

        The U.S. and foreign capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future. In addition, while these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on December 10, 2010, subject to certain determinations required to be made by our Board of Directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2011 annual meeting, to be held on December 8, 2011, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. In addition, our ability to incur indebtedness or issue other senior securities (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue other senior securities. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

        Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. Recent significant changes in the capital markets affecting our ability to raise capital have affected the pace of our investment activity. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Risks Relating To Our Operation As A Business Development Company

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

        If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue common stock.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

        To maintain our qualification for federal income tax purposes as a RIC under Subchapter M of the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax.

        To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Regulation—Senior Securities" and "Material U.S. Federal Income Tax Considerations".

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

        Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Regulation—Senior Securities" and "Material U.S. Federal Income Tax Considerations".

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

        We have incurred indebtedness under our revolving credit facility and through the issuance of the Notes and, in the future, may issue preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.

        As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share. At our 2010 annual meeting of stockholders held on December 10, 2010, we obtained the first method of approval from our shareholders to sell an unlimited number of shares of common stock at any discount to net asset value per share for a period of twelve months, expiring on December 10, 2011. We are currently seeking stockholder approval at our 2011 annual meeting, to be held on December 8, 2011, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. See "If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material" discussed below.

        To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

        Alternatively, we may securitize our future loans to generate cash for funding new investments. See "—Securitization of our assets subjects us to various risks."

Securitization of our assets subjects us to various risks.

        We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or SPE), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

        An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

        In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

        Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPE's portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

        Generally, we would expect the SPE not to be consolidated with us and in that event our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPE's liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.

        We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

        Our Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances our investment adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

Our ability to invest in public companies may be limited in certain circumstances.

        As a BDC, we must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, our common stock has traded at a discount to our net asset value. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        At our 2010 annual meeting of stockholders held on December 10, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the 12 month period following the December 10, 2010 approval in accordance with the exception described above in "—Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital." We are currently seeking stockholder approval at our 2011 annual meeting, to be held on December 8, 2011, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made. We have sold shares of our common stock at prices below net asset value per share and may continue to do so to the future. For additional information, see "Recent Sales of Common Stock Below Net Asset Value" in the prospectus supplement pursuant to which such sale is made, if applicable.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. We are prohibited from buying or selling any security or other property from or to our Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

Risks Relating To Our Investments

We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See "Business—Our Investment Objective and Policies."

Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.

        Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

        In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

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  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us;

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  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  they may have difficulty accessing the capital markets to meet future capital needs;

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  increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

        In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        The U.S. and foreign financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future both in the U.S. and globally. Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

        A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

        We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

        Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

We may have limited access to information about privately held companies in which we invest.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

We may not be in a position to control a portfolio investment when we are a debt or minority equity investor and its management may make decisions that could decrease the value of our investment.

        We make both debt and minority equity investments in portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        We may invest in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may not be able to fully realize the value of the collateral securing our debt investments.

        Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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  our debt investments may be made in the form of mezzanine loans, therefore our liens on the collateral, if any, may be subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

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  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

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  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

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  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

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  the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

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  some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.

        Although currently most of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

        We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. The Company has no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders' investment.

        Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.

Risks Relating To Our Securities

Investing in our securities may involve a high degree of risk and is highly speculative.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our securities may fluctuate significantly.

        The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC qualification;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of one or more of Prospect Capital Management's key personnel;

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  operating performance of companies comparable to us;

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  changes in prevailing interest rates;

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  litigation matters;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.

        If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

Sales of substantial amounts of our securities in the public market may have an adverse effect on the market price of our securities.

        Sales of substantial amounts of our securities or the availability of such securities for sale could adversely affect the prevailing market price for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.

        Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

  •
  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

  •
  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.

We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.

        We may distribute taxable dividends that are payable in part in our stock. Under IRS Revenue Procedure 2010-12, up to 90% of any such taxable dividend could be payable in our stock for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011. The IRS has also issued private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts if certain requirements are satisfied. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock (whether pursuant to Revenue Procedure 2010-12, a private letter ruling, or otherwise).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements" appearing elsewhere herein.

Note on Forward Looking Statements

        Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        We generally use words such as "anticipates", "believes", "expects", "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

        We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We seek to be a long-term investor with our portfolio companies. From our July 27, 2004 inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to reduce our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 20% of our investment portfolio.

        The aggregate value of our portfolio investments was $1,463,010 and $748,483 as of June 30, 2011 and June 30, 2010, respectively. During the fiscal year ended June 30, 2011, our net cost of investments increased by $706,975, or 97.0%, as a result of twenty-eight new investments, twelve follow-on investments and revolver advances of $943,703, accrued of payment-in-kind interest of $9,634 and accretion of purchase discount of $23,035, while we received full repayment on fourteen investments, sold three investments and received several partial prepayments and revolver repayments totaling of $269,397.

        Compared to the end of the fiscal year ended June 30, 2010, our net assets increased by $402,933 or 56.6% during the year ended June 30, 2011, from $711,424 to $1,114,357. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $379,929, dividend reinvestments of $10,934, and another $118,238 from operations. These increases, in turn, were offset by $106,167 in dividend distributions to our stockholders. The $118,238 increase in net assets resulting from operations is net of the following: net investment income of $94,221, net realized gain on investments of $16,465, and an increase in net assets due to changes in net unrealized appreciation of investments of $7,552.

Market Opportunity

        We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the dislocation in the credit markets that began in 2007 resulted in reduced competition, a widening of interest spreads, increased fees and generally more conservative capital structures and deal terms. These previous market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

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  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are limited in their ability to underwrite and syndicate bank loans and high yield securities for middle-market issuers as they seek to build capital and reduce leverage, resulting in opportunities for alternative funding sources and therefore higher new-issue market opportunities.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

  •
  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

        To capitalize on these opportunities, expansion of the capital base has been and may continue to be necessary. We have demonstrated our continuing access to capital markets in several equity and debt transactions during the year ended June 30, 2011, From July 1, 2010 to December 15, 2010, we raised

$181,946 of equity capital through our at the market program. On December 21, 2010 and February 18, 2011, we issued $150,000 and $172,500, respectively, of senior convertible notes. On April 7, 2011, we completed a public stock offering for 9,000,000 shares of our common stock raising $102,600 of gross proceeds. On June 24, 2011, we completed a public stock offering for 10,000,000 shares of our common stock at $10.15 per share, raising $101,500 of gross proceeds. On July 18, 2011, the underwriter exercised its option to purchase an additional 1,500,000 shares of our common stock.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Fourth Quarter Highlights

Investment Transactions

        On April 18, 2011, we made a $13,000 secured debt investment to support the acquisition of New Meatco Provisions, LLC ("Meatco"), a leading food distributor, by Annex Capital Management. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest in kind of 4.0% and has a final maturity on April 18, 2016.

        On April 18, 2011, Unitek Acquisition, Inc. ("Unitek") repaid the $11,500 loan receivable to us.

        On April 26, 2011, we made a senior secured follow-on investment of $11,000 in ICON Health & Fitness, Inc ("ICON"). The first lien note bears interest in cash at 11.875% and has a final maturity on October 15, 2016.

        On May 2, 2011, we sold our membership interests in Fischbein, LLC ("Fischbein") realizing a gain of $9,893 on the sale and received a repayment of the loan that was outstanding. We subsequently made a $3,334 senior secured second-lien term loan and invested $875 in the common equity of Fischbein with the new ownership group. The second lien note bears interest in cash at 12.0% and interest in kind of 2.0% and has a final maturity on October 31, 2016.

        On May 3, 2011, we made a debt investment of $25,000 to support the acquisition of Byrider Systems Acquisition Corp. ("Byrider"), a leading used car sales and finance business, by Altamont Capital Partners. The second lien note bears interest in cash at 12.0% and interest in kind of 2.0% and has a final maturity on November 3, 2016.

        On May 6, 2011, we made a $34,450 investment in NMMB Holdings, Inc. ("NMMB"), an advertising media buying business, of which $31,750 was funded at closing. $24,250 is structured as senior secured debt, $2,800 as subordinated debt and $4,400 as controlling equity. The loans bear interest in cash at 14.0% and 15.0%, respectively, and have a final maturity on May 6, 2016. The $3,000 revolver, of which $300 was drawn at closing, bears interest in cash at the greater of 10.50% or Libor plus 8.50% and has a final maturity on May 6, 2016.

        On May 6, 2011, we provided $15,000 in secured second-lien acquisition financing for Mood Media Corporation ("Mood Media"), a company in the in-store media industry. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity on November 6, 2018.

        On May 6, 2011, we provided $15,000 in secured second-lien financing for the recapitalization of Potters Holdings II, L.P. ("Potters"), a leading company in the engineered glass materials industry. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.50% and has a final maturity on November 6, 2017.

        On May 25, 2011, we provided $24,000 in secured first-lien financing to Targus Group International, Inc. ("Targus"), the leading global supplier of notebook carrying cases and accessories. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.50% and has a final maturity on May 25, 2016.

        On May 31, 2011, we provided $35,000 in secured second-lien financing to Springs Window Fashions, LLC ("Springs Window"), a leading designer and manufacturer of high-quality window treatments. The second lien note bears interest in cash at the greater of 11.25% or Libor plus 9.25% and has a final maturity on November 30, 2017.

        On May 31, 2011, Label Corp Holdings Inc ("Label Corp") repaid the $5,749 loan receivable to us.

        On June 3, 2011, Prince Mineral Company, Inc. ("Prince") repaid the $23,540 loan receivable to us and we recognized $10,463 of accelerated purchase discount accretion.

        On June 16, 2011, we made a senior secured debt investment of $26,500 to support the acquisition of ST Products, LLC ("STP"), a leading North American producer of precision redrawn, small diameter, thin wall copper, and specialty alloy tubes. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 9.00% and has a final maturity date on June 16, 2016.

        On June 21, 2011, we provided $25,000 in secured second lien financing for the recapitalization of U.S. HealthWorks Holding Company, Inc. ("U.S.H."), a leading company in the occupational medical services industry. The second lien note bears interest in cash at the greater of 10.50% or Libor plus 9.00% and has a final maturity on June 15, 2017.

        On June 30, 2011, we made a senior secured debt investment of $82,500 in CRT MIDCO, LLC ("CRT"), a market-leading specialty media buying business, of which $75,000 was funded at closing. The first lien notes bear interest in cash at the greater of 10.50% or Libor plus 7.50% and have a final maturity on June 30, 2017. The revolver, which was undrawn at closing of $7,500, bears interest in cash at the greater of 10.50% or Libor plus 7.50% and has a final maturity on June 30, 2012.

        On June 30, 2011 we provided $5,000 in secured second lien financing for the acquisition of Pre-Paid Legal Services, Inc. ("Pre-Paid Legal"), a top company in the professional services subscription market. The second lien notes bear interest in cash at the greater of 11.00% or Libor plus 9.50% and has a final maturity on December 31, 2016.

Equity Issuance

        On April 7, 2011, we completed a public stock offering for 9,000,000 shares of our common stock raising $102,600 of gross proceeds and $102,164 of net proceeds.

        On June 24, 2011, we completed a public stock offering for 10,000,000 shares of our common stock at $10.15 per share, raising $101,500 of gross proceeds and $100,173 of net proceeds. On July 18, 2011, the underwriter exercised its option to purchase an additional 1,500,000 shares of our common stock, raising an additional $15,225 of gross proceeds and $15,060 of net proceeds.

        On April 29, 2011, May 31, 2011 and June 24, 2011, we issued 76,377, 78,689 and 92,813 shares of our common stock in connection with the dividend reinvestment plan, respectively.

Dividend

        On May 9, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101225 per share for May 2011 to holders of record on May 31, 2011 with a payment date of June 24, 2011;

  •
  $0.101250 per share for June 2011 to holders of record on June 30, 2011 with a payment date of July 22, 2011;

  •
  $0.101275 per share for July 2011 to holders of record on July 29, 2011 with a payment date of August 26, 2011;

  •
  $0.101300 per share for August 2011 to holders of record on August 31, 2011 with a payment date of September 23, 2011.

Credit Facility

        On April 21, 2011, we announced an increase in commitments to our credit facility of $40,000. The commitments to the credit facility stood at $325,000 at June 30, 2011.

Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On December 2, 2009, Patriot made a final dividend equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot's common stock. The exchange ratio was adjusted to give effect to the final income distribution. The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation ("Prospect") in accordance with acquisition method of accounting as detailed in Accounting Standards Codification ("ASC" or "Codification") 805, Business Combinations ("ASC 805"). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A preliminary gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot, which was revised in the fourth quarter of the fiscal year ended June 30, 2010, to $7,708, when we settled severance accruals related to certain members of Patriot's top management, and finalized during the first quarter of the fiscal year ended June 30, 2011, to $8,632, when we settled the remaining severance accruals related to the last two members of Patriot's top management. Under ASC 805, the adjustments to our preliminary estimates were reflected in the three months ended December 31, 2009 (See Note 14 to our consolidated financial statements.). The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

        The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(2,967)

Net assets acquired	209,715

Gain on Patriot acquisition(3)	$8,632

(1)
The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)
The fair value of Patriot's investments was determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)
The gain has been determined after the final payments of certain liabilities were settled.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC ("Impact Products"), Label Corp and Prince and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Group, Inc. ("Copernicus"), Fischbein and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        During the period from the acquisition of Patriot on December 2, 2009 to June 30, 2010, we recognized $18,795 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount $4,579 of normal accretion and $14,216 of accelerated accretion resulting from the early repayments of four loans, three revolving lines of credit, sale of one investment position and restructuring of our loans to Aircraft Fasteners International, LLC ("AFI"), EXL Acquisition Corp. ("EXL"), LHC Holdings Corp. ("LHC"), Prince, ROM Acquisition Corporation ("ROM"). The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

Investment Holdings

        As of June 30, 2011, we continue to pursue our investment strategy. In May 2007, we changed our name to "Prospect Capital Corporation" and the terminated of our policy to invest at least 80% of our net assets in energy companies. Since that time, we have reduced our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 20% of our investment portfolio.

        At June 30 2011, approximately $1,463,010 or 131.3% of our net assets are invested in 72 long-term portfolio investments and 5.4% of our net assets invested in money market funds.

        During the year ended June 30, 2011, we originated $953,337 of new investments. Our origination efforts recently have focused primarily on secured lending and reducing the risk in the portfolio, including a higher percentage of first lien loans than in prior periods, though we also continue to close selected junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non sponsor transactions. Our portfolio's annualized current yield decreased from 14.2% as of June 30, 2010 to 12.8% as of June 30, 2011 across all long-term debt and certain equity investments. We expect Prospect's current asset yield may decline modestly over the next few quarters as we increase the size of the portfolio while reducing credit risk. Monetization of other equity positions that we hold is not included in this yield calculation. In many of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        As of June 30, 2011, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), AWCNC, LLC, Borga, Inc. ("Borga"), C&J Cladding LLC, Change Clean Energy Holdings, Inc. ("CCEHI"), Freedom Marine Services LLC ("Freedom Marine"), Gas Solutions Holdings, Inc. ("GSHI"), Integrated Contract Services, Inc. ("ICS"), Iron Horse Coiled Tubing, Inc. ("Iron Horse"), Manx Energy, Inc. ("Manx"), NMMB, NRG Manufacturing, Inc. ("NRG"), Nupla Corporation ("Nupla"), R-V Industries, Inc. ("R-V") and Yatesville Coal Holdings, Inc. ("Yatesville"). We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork ("Biotronic"), Boxercraft Incorporated ("Boxercraft"), Smart, LLC, and Sport Helmets Holdings, LLC ("Sport Helmets").

        The following is a summary of our investment portfolio by level of control at June 30, 2011 and June 30, 2010, respectively:

	June 30, 2011				June 30, 2010
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$262,301	18.0%	$310,072	20.4%	$185,720	23.3%	$195,958	24.0%
Affiliate	56,833	3.9%	72,337	4.7%	65,082	8.2%	73,740	9.0%
Non-control/Non-affiliate	1,116,600	74.1%	1,080,601	71.0%	477,957	59.9%	478,785	58.6%
Money Market Funds	59,903	4.0%	59,903	3.9%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,495,637	100.0%	$1,522,913	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by type of investment at June 30, 2011 and June 30, 2010, respectively:

	June 30, 2011				June 30, 2010
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Money Market Funds	$59,903	4.0%	$59,903	3.9%	$68,871	8.6%	$68,871	8.4%
Revolving Line of Credit	7,144	0.5%	7,278	0.5%	4,754	0.6%	5,017	0.6%
Senior Secured Debt	822,582	55.0%	789,981	51.9%	313,755	39.4%	287,470	35.2%
Subordinated Secured Debt	491,188	32.9%	448,675	29.5%	333,453	41.8%	313,511	38.4%
Subordinated Unsecured Debt	54,687	3.7%	55,336	3.6%	30,209	3.8%	30,895	3.8%
Preferred Stock	31,979	2.1%	25,454	1.7%	16,969	2.1%	5,872	0.7%
Common Stock	19,865	1.3%	116,076	7.6%	20,243	2.5%	77,131	9.4%
Membership Interests	6,128	0.4%	15,392	1.0%	6,964	0.9%	17,730	2.2%
Overriding Royalty Interests	—	—%	2,168	0.1%	—	—%	2,768	0.3%
Net Profit Interests	—	—%	—	—%	—	—%	1,020	0.1%
Warrants	2,161	0.1%	2,650	0.2%	2,412	0.3%	7,069	0.9%

Total Portfolio	$1,495,637	100.0%	$1,522,913	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by geographic location of the investment at June 30, 2011 and June 30, 2010, respectively:

	June 30, 2011				June 30, 2010
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$74,239	5.0%	$75,207	4.9%	$21,002	2.6%	$12,054	1.5%
Ireland	14,908	1.0%	15,000	1.0%	14,903	1.9%	15,000	1.8%
Netherlands	—	—%	—	—%	1,397	0.2%	1,233	0.2%
Midwest US	358,540	24.0%	340,251	22.3%	170,869	21.5%	167,571	20.5%
Northeast US	242,039	16.1%	234,628	15.4%	61,813	7.7%	62,727	7.7%
Southeast US	234,528	15.7%	208,226	13.7%	193,420	24.2%	171,144	20.9%
Southwest US	189,436	12.7%	266,004	17.5%	179,641	22.6%	235,945	28.9%
Western US	322,044	21.5%	323,694	21.3%	85,714	10.7%	82,809	10.1%
Money Market Funds	59,903	4.0%	59,903	3.9%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,495,637	100.0%	$1,522,913	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by industry sector of the investment at June 30, 2011 and June 30, 2010, respectively:

	June 30, 2011				June 30, 2010
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	—%	$35	—%	$56	—%	$38	—%
Automobile / Auto Finance	41,924	2.8%	42,444	2.8%	19,017	2.4%	18,615	2.3%
Biomass Power	2,540	0.2%	—	—%	2,383	0.3%	—	—%
Business Services	6,604	0.4%	6,787	0.4%	12,060	1.5%	12,132	1.5%
Chemicals	25,277	1.7%	25,277	1.7%	1,397	0.2%	1,233	0.2%
Commercial Services	34,625	2.3%	34,625	2.3%	—	—%	—	—%
Consumer Services	68,286	4.6%	68,286	4.5%	—	—%	—	—%
Contracting	18,220	1.2%	1,767	0.1%	16,652	2.1%	4,542	0.6%
Durable Consumer Products	141,779	9.5%	144,362	9.5%	20,000	2.5%	20,000	2.4%
Ecological	141	—%	194	—%	141	—%	340	—%
Electronics	588	—%	1,374	0.1%	25,777	3.2%	25,629	3.1%
Financial Services	—	—%	—	—%	25,814	3.2%	25,592	3.1%
Food Products	144,503	9.7%	146,498	9.6%	53,681	6.7%	60,882	7.4%
Gas Gathering and Processing	42,003	2.8%	105,406	6.9%	37,503	4.7%	93,096	11.4%
Healthcare	156,396	10.5%	163,657	10.7%	89,026	11.2%	93,593	11.5%
Home and Office Furnishings, Housewares and Durable	1,916	0.1%	6,109	0.4%	14,112	1.8%	17,232	2.1%
Insurance	86,850	5.8%	87,448	5.7%	5,811	0.7%	5,952	0.7%
Machinery	13,179	0.9%	13,171	0.9%	15,625	2.0%	17,776	2.2%
Manufacturing	114,113	7.6%	136,039	8.9%	74,961	9.4%	64,784	7.9%
Media	121,302	8.1%	121,300	8.0%	—	—%	—	—%
Metal Services and Minerals	580	—%	4,699	0.3%	19,252	2.4%	33,620	4.1%
Mining, Steel, Iron and Non-Precious Metals and Coal Production	1,448	0.1%	—	—%	1,130	0.1%	808	0.1%
Oil and Gas Production	124,662	8.3%	70,923	4.7%	122,034	15.3%	96,988	11.9%
Oilfield Fabrication	23,076	1.5%	23,076	1.5%	30,429	3.8%	30,429	3.7%
Personal and Nondurable Consumer Products	15,147	1.0%	23,403	1.5%	14,387	1.8%	20,049	2.5%
Pharmaceuticals	—	—%	—	—%	11,955	1.5%	12,000	1.5%
Printing and Publishing	—	—%	—	—%	5,222	0.7%	5,284	0.6%
Production Services	14,387	1.0%	15,357	1.0%	21,002	2.6%	12,054	1.5%
Property Management	52,420	3.5%	51,726	3.4%	—	—%	—	—%
Retail	14,669	1.0%	145	0.0%	14,669	1.8%	2,148	0.3%
Shipping Vessels	11,303	0.8%	3,079	0.2%	10,040	1.3%	3,583	0.4%
Software & Computer Services	37,890	2.5%	38,000	2.5%	14,903	1.9%	15,000	1.8%
Specialty Minerals	30,169	2.0%	34,327	2.3%	15,814	2.1%	18,463	2.3%
Technical Services	—	—%	—	—%	11,387	1.4%	11,615	1.4%
Textiles and Leather	12,931	0.9%	15,632	1.0%	22,519	2.8%	25,006	3.1%
Transportation	76,750	5.2%	77,864	5.2%	—	—%	—	—%
Money Market Funds	59,903	4.0%	59,903	3.9%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,495,637	100.0%	$1,522,913	100.0%	$797,630	100.0%	$817,354	100.0%

Portfolio Investment Activity

        During the year ended June 30, 2011, we acquired $863,784 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $71,935, funded $7,984 of revolver advances, and recorded PIK interest of $9,634, resulting in gross investment originations of $953,337. The more significant of these investments are described briefly in the following:

          On July 14, 2010, we made a senior secured investment of $38,000 in Progrexion Holdings, Inc. ("Progrexion"), a leading consumer credit enhancement services company. The $36,000 first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.0% and has a final maturity on December 31, 2014. The $2,000 revolver, of which $1,400 was funded at closing, bears interest in cash at the greater of 11.0% or Libor plus 9.0% and has a final maturity on June 30, 2011.

          On July 23, 2010, we made a secured debt investment of $21,000 in SonicWALL, Inc. ("SonicWALL"), a global leader in network security and data protection for small, mid-sized, and large enterprise organizations. On September 30, 2010, we made a follow-on secured debt investment of $2,000 in SonicWALL. The second lien notes bear interest in cash at the greater of 12.0% or Libor plus 2.0% and have a final maturity on January 23, 2017.

          On July 30, 2010, we invested $42,500 of debt and $9,920 of equity in AIRMALL, a leading developer and manager of airport retail operations. The $30,000 first lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity on June 30, 2015. The $12,500 subordinate note bears interest in cash at 12.0% and interest in kind of 6.0% and has a final maturity on December 31, 2015.

          On July 30, 2010, we invested $20,000 in Northwestern, a leading dental practice management company in the Southeast Florida market. The first lien note bears interest in cash at the greater of 10.50% or Libor plus 7.50% and has a final maturity on July 30, 2015.

          On September 30, 2010, we made a follow-on secured debt investment of $4,500 in GSHI to support the acquisition of a gathering pipeline system in Texas. The follow-on junior secured note bears interest in cash at 18.0% and has a final maturity on December 12, 2016.

          On October 12, 2010, we made a senior secured debt investment of $32,500 in ICON, a leading manufacturer and marketer of branded health and fitness equipment. The first lien note bears interest in cash at 11.875% and has a final maturity on October 15, 2016.

          On November 12, 2010, we made a senior subordinated debt investment of $15,000 in American Importing Company, Inc and Ann's House of Nuts Inc, collectively Snacks Holding Corporation, a leading manufacturer and marketer of dried fruits and trail mixes. The note bears interest in cash at 12.0% and interest in kind of 1.0% and has a final maturity on November 12, 2017.

          On November 29, 2010, we made a senior subordinated debt investment of $14,000 in Royal Adhesives & Sealants, LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants. On December 13, 2010, we made a follow-on senior subordinated debt investment of $11,000 in Royal, an Arsenal Capital Partners portfolio company, in connection with Arsenal's acquisition of Para-Chem Southern and the creation of a leading adhesives, sealants, and coatings platform. The note bears interest in cash at 12.0% and interest in kind of 2.0% and has a final maturity on November 29, 2016.

          On December 10, 2010, we made a $30,000 secured second-lien financing to American Gilsonite Company ("American Gilsonite") for a dividend recapitalization. After the financing, we received a $2,098 dividend as a result of our equity holdings in American Gilsonite and repayment of the loan that was outstanding. The second lien note bears interest in cash at the greater of

  12.0% or Libor plus 10.0% and interest in kind of 2.50% and has a final maturity on March 10, 2016.

          On December 23, 2010, we made a second lien secured debt investment of $15,300 in JHH Holdings, Inc., a leading provider of home healthcare services in Texas. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest in kind of 2.50% and has a final maturity on June 23, 2016.

          On December 23, 2010, we made a senior secured investment of $18,333 in VPSI, Inc., a leading market share transportation services company. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 10.0% and has a final maturity on December 23, 2015.

          On January 6, 2011, we made a senior secured term loan investment of $30,000 to support the acquisition of Progressive Logistics Services, LLC ("Progressive") by a middle market private equity firm. The first lien notes bear interest in cash at the greater of 8.50% or Libor plus 6.50% and the greater of 14.50% or Libor plus 12.50%, respectively, and have a final maturity on January 6, 2016.

          On January 10, 2011, we made a senior secured debt investment of $20,000 to support the acquisition of Endeavor House by Pinnacle Treatment Centers, Inc. ("Pinnacle"). The $19,000 first lien note bears interest in cash at the greater of 11.0% or Libor plus 8.0% and has a final maturity on January 10, 2016. The $1,000 revolver, which was unfunded at closing, bears interest in cash at the greater of 8.0% or Libor plus 5.0% and has a final maturity on January 10, 2016.

          On January 21, 2011, we provided senior secured credit facilities of $28,200 to support the acquisition of Stauber Performance Ingredients, Inc. ("Stauber"), by ICV Partners. The $25,700 first lien note bears interest in cash at the greater of 10.50% or Libor plus 7.50% and has a final maturity on January 21, 2016. The $2,500 revolver, of which $750 was funded at closing, bears interest in cash at the greater of 10.50% or Libor plus 7.50% and has a final maturity on January 21, 2016.

          On January 31, 2011, we made a senior secured term investment of $7,500 to support the recapitalization of Empire Today, LLC, which is the second largest independent provider of carpet and hard surface flooring to consumers in the residential replacement flooring industry. The first lien note bears interest in cash at 11.375% and has a final maturity on February 1, 2017.

          On February 3, 2011, we made a senior secured debt investment of $22,000 to support the recapitalization of Medical Security Card Company, LLC, a pharmacy services company. The $20,500 first lien note bears interest in cash at the greater of 11.25% or Libor plus 8.75% and has a final maturity on February 1, 2016. The $1,500 revolver, which was unfunded at closing, bears interest in cash at the greater of 9.50% or Libor plus 7.0% and has a final maturity on February 1, 2016.

          On February 4, 2011, we made a secured second-lien debt investment of $45,000 to support the refinancing of Clearwater Seafoods LP, a leading premium seafood company based in Nova Scotia, Canada. The second lien note bears interest in cash at 12.0% and has a final maturity on February 4, 2016.

          On February 9, 2011, we made a senior secured debt investment of $23,500 to support the recapitalization of Copernicus. After the financing we received a repayment of the loan that was previously outstanding. $11,250 of the first lien notes bear interest in cash at the greater of 8.0% or Libor plus 5.0% and $11,250 of the first lien notes bear interest in cash at the greater of 14.0% or Libor plus 11.0%, respectively, and both have a final maturity on February 6, 2016. The $1,000 revolver, which was unfunded at closing, bears interest in cash at the greater of 8.0% or Libor plus 5.0% and has a final maturity on February 9, 2016.

          On March 2, 2011, we made a senior secured first-lien debt investment of $14,000 to support the acquisition of Out Rage, LLC, a market leader in the bowhunting equipment industry. The $12,500 first lien note bears interest in cash at the greater of 11.0% or Libor plus 8.0% and has a final maturity on March 2, 2015. The $1,500 revolver, which was unfunded at closing, bears interest in cash at the greater of 11.0% or Libor plus 8.0% and has a final maturity on March 2, 2015.

          On March 4, 2011, we made a $27,000 secured second-lien term loan to Arrowhead. After the financing we received a repayment of the loan that was previously outstanding. The second lien note bears interest in cash at the greater of 11.25% or Libor plus 9.50% and has a final maturity on September 30, 2017.

          On March 18, 2011, we closed a $60,000 first-lien senior secured facility for SG Acquisition, Inc. ("Safe-Guard"), the leading third-party administrator of ancillary finance and insurance products and services for new, used, and leased motor vehicles. $30,000 of the first lien notes bear interest in cash at the greater of 8.50% or Libor plus 6.50% and $30,000 of the first lien notes bear interest in cash at the greater of 14.50% or Libor plus 12.50%, respectively, and both have a final maturity on March 18, 2016.

          On March 31, 2011, we funded a $53,000 first-lien senior secured credit facility, funded $1,435 of a $5,000 commitment on a revolving line of credit and invested $1,500 in common equity to support the acquisition of Cargo Airport Services USA, LLC ("CAS") by ICV Partners. The $53,000 first lien note bears interest in cash at the greater of 11.50% or Libor plus 8.50% and has a final maturity on March 31, 2016. The $5,000 revolver, of which $1,435 was funded at closing, bears interest in cash at the greater of 11.50% or Libor plus 8.50% and has a final maturity on March 31, 2012.

          On March 31, 2011, we provided a net $32,770 in first-lien senior secured financing for the recapitalization of Progrexion focused on the consumer credit information sector. The first lien note bears interest in cash at the greater of 10.75% or Libor plus 8.75% and has a final maturity on December 31, 2014.

          On April 18, 2011, we made a $13,000 secured debt investment to support the acquisition of Meatco, a leading food distributor, by Annex Capital Management. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest in kind of 4.0% and has a final maturity on April 18, 2016.

          On April 26, 2011, we made a senior secured follow-on investment of $11,000 in ICON. The first lien note bears interest in cash at 11.875% and has a final maturity on October 15, 2016.

          On May 2, 2011, we sold our membership interests in Fischbein realizing a gain of $9,893 on the sale and received a repayment of the loan that was outstanding. We subsequently made a $3,334 senior secured second-lien term loan and invested $875 in the common equity of Fischbein with the new ownership group. The second lien note bears interest in cash at 12.0% and interest in kind of 2.0% and has a final maturity on October 31, 2016.

          On May 3, 2011, we made a debt investment of $25,000 to support the acquisition of Byrider, a leading used car sales and finance business, by Altamont Capital Partners. The second lien note bears interest in cash at 12.0% and interest in kind of 2.0% and has a final maturity on November 3, 2016.

          On May 6, 2011, we made a $34,450 investment in NMMB, an advertising media buying business, of which $31,750 was funded at closing. $24,250 is structured as senior secured debt, $2,800 as subordinated debt and $4,400 as controlling equity. The loans bear interest in cash at 14.0% and 15.0%, respectively, and have a final maturity on May 6, 2016. The $3,000 revolver, of which $300 was drawn at closing, bears interest in cash at the greater of 10.50% or Libor plus 8.50% and has a final maturity on May 6, 2016.

          On May 6, 2011, we provided $15,000 in secured second-lien acquisition financing to Mood Media, a company in the in-store media industry. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity on November 6, 2018.

          On May 6, 2011, we provided $15,000 in secured second-lien financing for the recapitalization of Potters, a leading company in the engineered glass materials industry. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.50% and has a final maturity on November 6, 2017.

          On May 25, 2011, we provided $24,000 in secured first-lien financing to Targus, the leading global supplier of notebook carrying cases and accessories. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.50% and has a final maturity on May 25, 2016.

          On May 31, 2011, we provide $35,000 in secured second-lien financing to Springs Window, a leading designer and manufacturer of high-quality window treatments. The second lien note bears interest in cash at the greater of 11.25% or Libor plus 9.25% and has a final maturity on November 30, 2017.

          On June 16, 2011, we made a senior secured debt investment of $26,500 to support the acquisition of STP, a leading North American producer of precision redrawn, small diameter, thin wall copper, and specialty alloy tubes. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 9.00% and has a final maturity date on June 16, 2016.

          On June 21, 2011, we provided $25,000 in secured second lien financing for the recapitalization of U.S.H., a leading company in the occupational medical services industry. The second lien note bears interest in cash at the greater of 10.50% or Libor plus 9.00% and has a final maturity on June 15, 2017.

          On June 30, 2011, we made a senior secured debt investment of $82,500 in CRT, a market-leading specialty media buying business, of which $75,000 was funded at closing. The $75,000 first lien notes bear interest in cash at the greater of 10.50% or Libor plus 7.50% and have a final maturity on June 30, 2017. The $7,500 revolver, which was unfunded at closing, bears interest in cash at the greater of 10.50% or Libor plus 7.50% and has a final maturity on June 30, 2012.

          On June 30, 2011 we also provided $5,000 in secured second lien financing for the acquisition of Pre-Paid Legal, a top company in the professional services subscription market. The second lien notes bear interest in cash at the greater of 11.00% or Libor plus 9.50% and have a final maturity on December 31, 2016.

        During the year ended June 30, 2011, we closed-out seventeen positions which are briefly described below.

          On July 30, 2010, Northwestern repaid the $8,500 loan receivable to us.

          On August 26, 2010, Regional Management Corporation ("RMC") repaid the $25,814 loan receivable to us.

          On September 1, 2010, Impact Products repaid the $12,848 loan receivable to us.

          On September 23, 2010, Roll Coater Acquisition Corp. repaid the $6,268 loan receivable to us.

          On September 29, 2010, we sold our common stock in LyondellBasell Industries N.V. for $1,803, realizing a gain of $527.

          On October 29, 2010, Castro Cheese Company, Inc. repaid the $7,732 loan receivable to us.

          On November 3, 2010, TriZetto Group repaid the $15,492 loan receivable to us.

          On December 1, 2010, Qualitest Pharmaceuticals, Inc. repaid the $12,000 loan receivable to us.

          On December 10, 2010, American Gilsonite repaid the $14,783 loan receivable to us.

          On December 15, 2010, we sold Sidump'r Trailer Company, Inc. and received $430 net proceeds.

          In December 2010, we exercised our warrants in Miller Petroleum, Inc. ("Miller") and received 2,013,814 shares of Miller common stock and sold 1,397,510 of these shares at $3.95 net proceeds per share, realizing a gain of $5,415. We sold the remaining 616,304 shares of Miller common stock on January 10, 2011, realizing $4.23 of net proceeds per share and an additional gain of $2,561 on this sale and a total gain of $7,976 on settlement of the investment.

          On January 24, 2011, Maverick Healthcare LLC repaid the $13,122 loan receivable to us.

          On March 11, 2011, EXL repaid the $22,988 loan receivable to us and we sold our 2,500 shares of EXL common stock.

          On March 31, 2011, KTPS Holdings, LLC repaid the $8,414 loan receivable to us. A portion of the loan receivable was repaid at a discount, for which we realized a loss of $549.

          On April 18, 2011, Unitek repaid the $11,500 loan receivable to us.

          On May 31, 2011, Label Corp repaid the $5,749 loan receivable to us.

          On June 3, 2011, Prince repaid the $23,540 loan receivable to us and we recognized $10,463 of accelerated purchase discount accretion.

        During the year ended June 30, 2011, we also received principal amortization payments of $16,996 on several loans, and $24,450 of partial prepayments related to AIRMALL, AFI, Ajax, EXL, Fischbein, Iron Horse, LHC, Nupla, Northwestern, Progrexion, ROM, Seaton Corp and Stauber.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, Label Corp and Prince, and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead, Copernicus, Fischbein and Northwestern. The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income. We expect to recognize $836 of normal accretion during the three months ended September 30, 2011.

        During the period from the acquisition of Patriot on December 2, 2009 to June 30, 2010, we recognized $18,795 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount $4,579 of normal accretion and $14,216 of accelerated accretion resulting from the early repayments of four loans, three revolving lines of credit, sale of one investment position and restructuring of our loans to AFI, EXL, LHC, Prince and ROM. The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        On September 30, 2008, we settled our net profits interests ("NPIs") in IEC-Systems, LP ("IEC") and Advanced Rig Services, LLC ("ARS") with the companies for a combined $12,576. IEC and ARS originally issued the NPIs to us when we loaned a combined $25,600 to IEC and ARS on November 20, 2007. In conjunction with the NPI realization, we recognized other income of $12,576 and simultaneously reinvested the $12,576 as incremental senior secured debt in IEC and ARS. The incremental debt amortized over the period ending November 20, 2010.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
June 30, 2011	$312,301	$62,367
March 31, 2011	359,152	76,494
December 31, 2010	140,933	62,915
September 30, 2010	140,951	67,621
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$2,128,654	$640,260

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at June 30, 2011 the Audit Committee considered valuations from the independent valuation firm and from management having an aggregate range of $1,435,916 to $1,548,301, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $1,463,010, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $50,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        During the year ended June 30, 2011, there has been a general improvement in the markets in which we operate, and market rates of interest negotiated for middle market loans have decreased.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

  Ajax Rolled Ring & Machine, Inc.

          We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. As of June 30, 2011, we control 77.68% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $20,607 and new debt was $15,035 as of June 30, 2011.

          Ajax forges seamless steel rings sold to various customers. The rings are used in a range of industrial applications, including in construction equipment and wind power turbines. Ajax's business is cyclical, and the business experienced a significant decline in 2009 in light of the global macroeconomic crisis. Ajax has seen significant improvement in operating results in 2010 with EBITDA increasing over 100% from that generated in 2009.

          The Board of Directors increased the fair value of our investment in Ajax to $33,877 as of June 30, 2011, a reduction of $7,822 from its amortized cost, compared to the $13,006 unrealized depreciation recorded at June 30, 2010.

  Change Clean Energy Holdings Inc. and Change Clean Energy, Inc., f/k/a Worcester Energy Partners, Inc.

          Change Clean Energy, Inc. ("CCEI") is an investment that we originated in September 2005, which owns and operated a biomass energy plant. In March 2009, CCEI ceased operations, as the business became uneconomic based on the cost of materials and the price being received for the electricity generated. During that quarter, we instituted foreclosure proceedings against the co-borrowers of our debt. In anticipation of such proceedings, CCEHI was established. On March 11, 2009, the foreclosure was completed and the assets were assigned to a wholly owned subsidiary of CCEHI. During the year ended June 30, 2010, we provided additional funding of $296 to CCEHI to fund ongoing operations. CCEI currently has no material operations. At June 30, 2009 we determined that the impairment at both CCEI and CCEHI was other than temporary and recognized a realized loss of $41,134, which was the amount by which the amortized cost exceeded the fair value. During the years ended June 30, 2011 and June 30, 2010, we made follow-on investments of $316 and $554, respectively, in CCEHI for professional services related to ongoing litigations and plant security. At June 30, 2011, our Board of Directors, under recommendation from senior management, has set the value of the CCEHI investment with no value, a reduction of $2,540 from its amortized cost after the recognized loss recorded in 2009.

  Freedom Marine Services, LLC

          Freedom Marine is an investment that we initially funded in October 2006. We acquired a controlling interest in the company on October 1, 2009 as part of a broader restructuring of the company and subsequently provided additional funding to support ongoing operations. During the year ended June 30, 2011, we provided additional funding of $944 to Freedom Marine in order to provide needed liquidity and pay dry docking expenses. As of June 30, 2011, we control 86.78% of the fully-diluted equity.

          Freedom Marine is an owner-operator of three offshore supply vessels operating out of Houma, Louisiana. The three vessels are leased out to various oil and gas industry participants operating in the Gulf of Mexico. Freedom Marine's business were significantly impacted by the 2010 Gulf of Mexico oil spill. Offshore activity levels remain depressed and the company has been EBITDA negative since October 2010.

          Based upon an analysis of the liquidation value of the vessels and the enterprise value of Freedom Marine, our Board of Directors determined the fair value of our investment in Freedom Marine to be $3,079 at June 30, 2011, a reduction of $8,224 from its amortized cost, compared to the $6,457 unrealized loss recorded at June 30, 2010.

  Gas Solutions Holdings, Inc.

          GSHI is an investment that we completed in September 2004 in which we own 100% of the equity. GSHI is a midstream gathering and processing business located in east Texas. GSHI has improved its operations and experienced an increase in revenue, gross margin, and EBITDA over the past year given the increase in plant volumes and natural gas liquids prices.

          GSHI continues to focus on plant projects and seeking new opportunities to help the company grow beyond its existing footprint. On September 30, 2010, we made a follow-on secured debt investment of $4,500 to GSHI to support the acquisition of an additional gathering pipeline system in Texas.

          In April 2010, GSHI purchased a series of propane puts with strike prices of $1.00 per gallon and $0.95 per gallon covering the periods May 1, 2010, through April 30, 2011, and May 1, 2011, through April 30, 2012, respectively. GSHI hedged approximately 85% of its exposure to natural gas liquids based on plant volumes at the time of entering into the puts. In March 2011, GSHI purchased propane puts with strike prices of $0.95 per gallon covering the period May 1, 2012, through April 30, 2013, hedging approximately 100% of its exposure to natural gas liquids based on projected plant volumes. These hedges will reduce the volatility on earnings associated with lower prices of natural gas liquids without limiting the upside from higher prices, helping GSHI to continue to generate sufficient cash flow to make interest and dividend payments. GSHI has experienced a growth of approximately 34% in revenue and 40% in EBITDA when comparing 2010 results to 2009 results. GSHI has experienced a growth of approximately 36% in revenue and 60% in EBITDA when comparing results for the six months ended June 30, 2011 to June 30, 2010. As GSHI continues to fill the excess capacity at the plant, operating results will continue to improve.

          In determining the value of GSHI, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $105,406 for our debt and equity positions at June 30, 2011 based upon a combination of a discounted cash flow analysis and a public comparables analysis. At June 30, 2011 and June 30, 2010, GSHI was valued $63,403 and $55,593 above its amortized cost, respectively.

  Integrated Contract Services, Inc.

          ICS is an investment that we entered into in April 2007. Prior to January 2009, ICS owned the assets of ESA Environmental Specialists, Inc. ("ESA") and 100% of the stock of The Healing Staff ("THS"). ESA originally defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007, the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to us. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, we provided $1,170 to THS for working capital.

          In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS and certain ESA assets. THS provides outsourced medical staffing and security staffing services to governmental and commercial enterprises. In November 2009, THS was informed that the U.S. Air Force would not exercise its option to renew its contract. THS continues to solicit new contracts to replace the revenue lost when the Air Force contract ended. As part of its strategy to recovery from the loss of the Air Force contract, in 2010 THS started a new business, Vets Securing America, Inc. ("VSA"), to provide out-sourced security guards staffed primarily using retired military veterans. During the year ended June 30, 2011, we made follow-on secured debt investments of $1,708 to support the ongoing operations of THS and VSA.

          Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS/VSA, our Board of Directors determined the fair value of our investment in ICS to be $1,767 at June 30, 2011, a reduction of $16,453 from its amortized cost, compared to the $12,110 unrealized loss recorded at June 30, 2010.

  Iron Horse Coiled Tubing, Inc.

          Iron Horse is an investment that we completed in April 2006. Iron Horse had been a provider of coiled tubing subcontractor services prior to making a strategic decision in late 2007 to directly service natural gas and oil producers in the Western Canadian Sedimentary Basin ("WCSB") as a fracturing services provider. As a result of the business transition, the Company's 2008 financial performance declined significantly from 2007 levels. Iron Horse completed its transition from a subcontractor to a direct service provider in 2009, but natural gas prices declined to trough levels due to the recession and heightened natural gas inventory levels. Since November 2009, Iron Horse has experienced increased activity in the WCSB and is now completing wells for a diversified base of large and small producers in the WCSB.

          Prior to December 31, 2007, we owned 8.5% of the common stock in Iron Horse. On December 31, 2007, we received an additional 50.3% of the common stock in Iron Horse, which increased our total ownership to 58.8%. Through a series of subsequent loans that were used to construct equipment and facilitate the transition from a subcontractor to a direct service provider, we secured an additional 21.0% of the common stock in Iron Horse in September 2008, which increased our total ownership to 79.8% of the common stock in Iron Horse.

          Effective January 1, 2010, we restructured our senior secured and bridge loans to Iron Horse and we reorganized Iron Horse's management structure. Our loans were replaced with three new tranches of senior secured debt and our total ownership of Iron Horse decreased to 70.4% on a fully-diluted basis. Our fully-diluted equity ownership will incrementally decrease as debt tranches are repaid. There was no change to fair value at the time of restructuring. In 2010, Iron Horse returned to profitability reporting EBITDA of over $12,000 for the year ended December 31, 2010. Revenues were up almost 500% from 2009 to 2010 and Iron Horse repaid $6,615 of this senior secured debt during the year ended June 30, 2011. These repayments decreased our ownership to 57.8% on a fully-diluted basis. As Iron Horse has shown an ability to continue to service the interest and principal payments as they come due, we returned Iron Horse to accrual status in December 2010.

          The Board of Directors increased the fair value of our investment in Iron Horse to $15,357 as of June 30, 2011, a premium of $970 above its amortized cost, compared to the $8,948 unrealized depreciation recorded at June 30, 2010.

  Manx Energy, Inc.

          On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings LLC ("AEH") and Coalbed LLC ("Coalbed") in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations.

          The Board of Directors wrote-down the fair value of our investment in Manx to $1,312 as of June 30, 2011, a reduction of $17,707 from its amortized cost, compared to the $13,584 unrealized loss recorded at June 30, 2010.

  Yatesville Coal Holdings, Inc.

          All of our coal holdings have been consolidated under the Yatesville entity. Yatesville delivered improved operating results after the consolidation of the coal holdings, but the company mined through all of its permitted reserves by December 2008 and has not produced meaningful revenues since then. We continue to evaluate strategies for Yatesville, such as soliciting indications of interest regarding a transaction involving part or all of recoverable reserves. During the quarter ended December 31, 2009, we discontinued operations at Yatesville. At December 31, 2009, our Board of Directors determined that, consistent with the decision to discontinue operations, the impairment of Yatesville was other than temporary, and we recorded a realized loss of $51,228, which was the amount that the amortized cost exceeded the fair value at December 31, 2009. During the years ended June 30, 2011 and June 30, 2010, we made follow-on investments of $555 and $3,471, respectively, in Yatesville for professional services related to ongoing litigations. At June 30, 2011, our Board of Directors, under recommendation from senior management, has set the value of the Yatesville investment with no value, a reduction of $1,448 from its amortized cost after the recognized depreciation.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Four of our portfolio companies have experienced such volatility due to improved operating results—GSHI, Iron Horse, NRG and R-V. NRG and GSHI experienced meaningful increases in valuation during the year ended June 30, 2011, NRG due to overall industry stabilization and increased backlog resulting from a new product line, and GSHI due to improved operating results. The value of our equity position in NRG has increased to $32,403 as of June 30, 2011, a premium of $30,086 to its amortized cost, compared to the $4,714 unrealized gain recorded at June 30, 2010. The value of our equity position in GSHI has increased to $68,406 as of June 30, 2011, a premium of $63,403 to its amortized cost, compared to the $55,593 unrealized gain recorded at June 30, 2010. Eight of the other controlled investments have been valued at discounts to the original investment. Six of the control investments are valued at premiums to the original investment amounts, including Iron Horse for which our unrealized gain increased by $9,918 during the year ended June 30, 2011 due to improved operating results. Overall, at June 30, 2011, the control investments are valued at $47,771 above their amortized cost.

        We hold four affiliate investments at June 30, 2011. The affiliate investments reported strong operating results with valuations increasing for three investments—Biotronic, Boxercraft and Sport Helmets. Biotronic experienced the most meaningful increase in valuation. Biotronic completed a significant acquisition in November 2010, which is driving the operating results and the increase in the value of the investment. All affiliate investments are valued at amortized cost or higher. Overall, at June 30, 2011, affiliate investments are valued $15,504 above their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. The exception to this categorization relates to investments which were acquired in the Patriot Acquisition, many of which were acquired at significant discounts to par value, and any changes in operating results or interest rates can have a significant effect on the value of such investments. H&M Oil & Gas, LLC ("H&M"), Shearer's Food's, Inc. ("Shearer's") and Stryker Energy, LLC ("Stryker"), experienced decreases in valuations due to declines in their operating results. At June 30, 2011, H&M was placed on non-accrual status due to the inability of the company to service its debt. The remaining investments did not experience significant changes in operations or valuation. During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, Label Corp and Prince, and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead, Copernicus, Fischbein and Northwestern. The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which we issued in December 2010 and February 2011 and our equity capital is currently comprised entirely of common equity. The following table shows the Revolving Credit Facility and Senior Convertible Notes amounts and outstanding borrowings at June 30, 2011 and June 30, 2010:

	As of June 30, 2011		As of June 30, 2010
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Revolving Credit Facility	$325,000	$84,200	$210,000	$100,300
Senior Convertible Notes	$322,500	$322,500	$—	$—

        The following table shows the contractual maturity of our Revolving Credit Facility and Senior Convertible Notes at June 30, 2011:

	Payments Due By Period
	Less Than 1 Year	1 - 3 Years	More Than 3 Years
Revolving Credit Facility	$—	$84,200	$—

Senior Convertible Notes	$—	$—	$322,500

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities and preferred stock, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock and warrants to purchase such securities in an amount up to $750,000 less issuances to date. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On June 25, 2009, we completed a first closing on an expanded $250,000 syndicated revolving credit facility (the "Facility"). The Facility included an accordion feature which allowed the Facility to accept up to an aggregate total of $250,000 of commitments for which we had $210,000 of commitments from six lenders when the Facility was renegotiated. The revolving period of the Facility extended through June 2010, with an additional one year amortization period after the completion of the revolving period.

        On June 11, 2010, we closed an extension and expansion of our revolving credit facility with a syndicate of lenders ("Syndicated Facility"). The lenders have extended current commitments of $400,000 under the Syndicated Facility as detailed in the Recent Developments. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The revolving period of the Syndicated Facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders.

        As of June 30, 2011 and June 30, 2010, we had the ability to borrow up to $255,673 and $180,678, respectively, under our Syndicated Facility based on the assets pledged as collateral at that time, of which $84,200 and $100,300 was drawn, respectively. The Syndicated Facility requires us to pledge assets as collateral in order to borrow under the credit facility. At June 30, 2011, the investments used as collateral for the Syndicated Facility had an aggregate market value of $700,321, which represents 62.8% of net assets. Prospect Capital Funding, LLC, our wholly-owned subsidiary, holds $631,915 of these investments at market value as of June 30, 2011. The release of any assets from Prospect Capital Funding, LLC requires the approval of Rabobank as facility agent.

        The borrowings under the Syndicated Facility bore interest at a rate of one-month Libor plus 250 basis points prior to June 25, 2009, which increased to one-month Libor plus 400 basis points, subject to a minimum Libor floor of 200 basis points for the period from June 26, 2009 to June 10, 2010. Beginning June 11, 2010, interest on borrowings decreased under the Syndicated Facility is one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. The maintenance of this facility requires us to pay a fee for the amount not drawn upon. Prior to June 25, 2009, this fee was assessed at the rate of 37.5 basis points per annum of the amount of that unused portion. For the period from June 26, 2010 to June 10, 2010, this rate increased to 100 basis points per annum. After June 11, 2010, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        Concurrent with the extension of our Syndicated Facility, in June 2010, we wrote off $759 of the unamortized debt issue costs associated with the original credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2010 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2010 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2010 Notes mature on December 15, 2015 unless converted earlier. The 2010 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2011 of 88.0902 and 88.0932 shares of common stock, respectively, per $1,000 principal amount of 2010 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2010 Notes will be increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2011 Notes") for net proceeds following underwriting expenses of approximately $167,325. Interest on the 2011 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2011 Notes mature on August 15, 2016 unless converted earlier. The 2011 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2011 of 78.3699 and 78.3717 shares, respectively, of common stock per $1,000 principal amount of 2011 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2011 Notes will be increased when monthly cash dividends paid to common shares exceed the rate of $0.101150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2010 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2010 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2010 Notes and 2011 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $10,562 of fees which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $9,845 remains to be amortized.

        During the year ended June 30, 2011, we recorded $17,598 of interest costs and amortization of financing costs as interest expense.

        During the year ended June 30, 2011, we raised $277,766 of additional equity, net of offering costs, by issuing 28,494,476 shares of our common stock below net asset value diluting shareholder value by

$0.16 per share. The following table shows the calculation of net asset value per share as of June 30, 2011 and June 30, 2010:

	As of June 30, 2011	As of June 30, 2010
Net Assets	$1,114,357	$711,424
Shares of common stock outstanding	107,606,690	69,086,862

Net asset value per share	$10.36	$10.30

        At June 30, 2011, we had 107,606,690 of our common stock issued and outstanding.

Results of Operations

        Net increase in net assets resulting from operations for the years ended June 30, 2011, 2010 and 2009 was $118,238, $19,625 and $35,104, respectively, representing $1.38, $0.33 and $1.11 per weighted average share, respectively. The primary driver of the variability in the results is the recognition of realized gains and losses and changes in unrealized gains and losses in the investment portfolio. During the year ended June 30, 2011, we experienced net unrealized and realized gains of $24,017, or approximately $0.28 per weighted average share, primarily from significant write-ups of our investments in Ajax, Biotronic GSHI, Iron Horse, NRG and Sport Helmets, and our sale of our common equity in Fischbein and Miller, for which we realized gains of $9,893 and $7,977, respectively. These instances of realized and unrealized appreciation were partially offset by unrealized depreciation in H&M, Shearer's and Stryker. During the year ended June 30, 2010, we experienced net unrealized and realized losses of $47,565 or approximately $0.80 per weighted average share due primarily due to the impairment of Yatesville (See Investment Valuations for further discussion.). The $51,228 realized loss for Yatesville was partially offset by write-ups of our investments in Ajax, Freedom Marine, H&M, Manx, NRG, and R-V. During the year ended June 30, 2009, we experienced net unrealized and realized losses of $24,059 or approximately $0.76 per weighted average share. The $41,134 realized loss for CCEHI and $21,099 unrealized write-down of our investment in Yatesville was partially offset by write-ups of our investments in GSHI and NRG.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $169,476, $114,559, and $100,481 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. During the year ended

June 30, 2011, the primary driver of the increase in investment income is the deployment of additional capital in revenue-producing assets through increased origination, for which we recognized an increase of $16,107 in structuring fee income, and $44,685 in cash and payment-in-kind interest income. This $44,685 of interest income excludes purchase discount accretion from the assets acquired from Patriot and is the result of a larger income producing investment portfolio. These increases were partially offset by a $4,650 decline in dividend income from GSHI as well as a decline, year over year, related to the one-time gain of $8,632 in the fiscal year ended June 30, 2010, recorded upon acquiring Patriot. The primary driver of the increase from the fiscal year ended June 30, 2009 to the fiscal year ended June 30, 2010 is the acquisition of additional assets from Patriot and other new investments which increased interest income for the second half of the year. This increase is partially offset by a decline in dividend income from GSHI.

        The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Interest income	$134,454	$86,518	$62,926
Dividend income	15,092	15,366	22,793
Other income	19,930	12,675	14,762

Total investment income	$169,476	$114,559	$100,481

Average debt principal of investments	$980,557	$615,638	$523,189

Weighted-average interest rate earned	13.7%	14.1%	12.0%

        Average interest income producing assets have increased from $523,189 for the year ended June 30, 2009 to $615,638 for the year ended June 30, 2010 and $980,557 for the year ended June 30, 2011. The average yield on interest bearing assets increased from 12.0% for the year ended June 30, 2009 to 14.1% for the year ended June 30, 2010 and 13.7% for the year ended June 30, 2011. This increase in annual returns is primarily the accelerated accretion on the assets acquired from Patriot on which we recognized $17,172 and $14,216 during the years ended June 30, 2011 and June 30, 2010, respectively. Without these adjustments, the weighted average interest rates earned on debt investments would have been 12.0% and 11.7% for the years ended June 30, 2011 and 2010, respectively. Generally, interest returns have remained relatively stable over the three year period, but we have seen a decrease in interest rates on loans issued during our fourth fiscal quarter ended June 30, 2011.

        Investment income is also generated from dividends and other income. Dividend income decreased from $15,366 for the year ended June 30, 2010 to $15,092 for the year ended June 30, 2011. The decrease in dividend income is primarily attributable to a decrease in the level of dividends received from our investment in GSHI. We received dividends from GSHI of $9,850 and $14,500 during the years ended June 30, 2011 and June 30, 2010, respectively. The decrease in dividends from GSHI is primarily the a consequence of GSHI distributing dividends in excess of their current earnings in 2009, as GSHI had accumulated excess earnings and profits available for distribution. GSHI remains profitable and has increased its EBITDA in 2010 in comparison with 2009. We anticipate that GSHI may be able to increase its dividends in the future as the result of organic growth and add-on acquisitions. This decrease was offset by a $4,178 increase in dividends received from American Gilsonite and NRG during the year ended June 30, 2011.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the year ended June 30, 2010 to the year ended June 30, 2011, income from other sources, excluding the $8,632 gain on the Patriot acquisition, increased from $4,043 to $19,930. This $15,887 increase is primarily due to $18,494 of structuring fees recognized during the year ended June 30, 2011 primarily from the AIRMALL, CAS, CRT, Progrexion, Safe-Guard, Springs

Window and NMMB originations, in comparison to $2,388 of structuring fees recognized during the year ended June 30, 2010.

        Comparing the year ended June 30, 2009 to the year ended June 30, 2010, income from other sources, excluding the $8,632 gain on the Patriot acquisition, decreased from $14,762 to $4,043. This decrease in other income is largely due to the settlement of our net profit interests in IEC/ARS for $12,576 during the year ended June 30, 2009. During the year ended June 30, 2009, structuring fees of $1,274 were received primarily related to Biotronic and GSHI, in comparison to $2,388 of structuring fees recognized during the year ended June 30, 2010.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base and incentive fees), credit facility costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $75,255, $47,369 and $41,318 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

        The base investment advisory expenses were $22,496, $13,929 and $11,915 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. These increases are directly related to our growth in total assets. $23,555, $16,798 and $14,790 in income incentive fees were earned for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. The increases have occurred as net interest income has increased due primarily to an increase in the asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the years ended June 30, 2011, June 30, 2010 and June 30, 2009, we incurred $17,598, $8,382 and $6,161, respectively, of expenses related to our Syndicated Facility and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of our Syndicated Facility and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Interest expense	$9,861	$1,338	$5,075
Amortization of deferred financing costs	5,366	5,297	759
Commitment and other fees	2,371	1,747	327

Total	$17,598	$8,382	$6,161

Weighted average debt outstanding	$176,277	$23,147	$132,013
Weighted average interest rate	5.59%	5.78%	3.84%
Facility amount at beginning of year	$210,000	$175,000	$200,000

        The increase in interest expense for the year ended June 30, 2011 is due to the issuance of Senior Convertible Notes on December 21, 2010 and February 18, 2011 for which we incurred $8,374 of interest expense. The increase in our interest rate incurred for the year ended June 30, 2010 is primarily due to an increase of 150 basis points in our borrowing rate effective June 25, 2009 and the concurrent introduction of a Libor floor at 200 basis points. This increase was partially amended on June 11, 2010 with the closing of our current facility. The borrowing rate and Libor floor decreased by 75 basis points and 100 basis points, respectively.

        As our asset base has grown and we have added complexity to our capital raising activities, due, in part, to our assumption of the sub-administration role from Vastardis Fund Services LLC ("Vastardis"), we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last two years, Prospect Administration has increased staffing levels along with costs passed through. The allocation of overhead expense from Prospect Administration were $2,856, $3,361 and $4,979 for the years ended June 30, 2009, 2010 and 2011, respectively. As our portfolio continues to grow, we expect to continue to increase the size of our administrative and financial staff on a basis that provides increasing returns to scale. However, initial investments in administrative and financial staff may not provide returns to scale immediately, perhaps not until the portfolio increases to a greater size. Other allocated expenses from Prospect Administration will continue to increase along with the increase in staffing and asset base.

        Total operating expenses, net of management fees, interest costs and allocation of overhead from Prospect Administration ("Other Operating Expenses"), were $6,627, $4,899 and $5,596 for the years ended June 30, 2011, 2010 and 2009, respectively. The increase in Other Operating Expenses during the year ended June 30, 2011 when compared to the year ended June 30, 2010 is primarily the result of a $1,058 increase in costs expensed in connection with abandoned originations and portfolio company acquisitions, an $818 increase in administrative expenses incurred to support of our growing portfolio and a $589 increase in unreimbursed legal and consulting fees incurred related to the management of loans. These increases were offset by the non-recurrence of the costs incurred in connection with the merger discussions with Allied Capital Corporation ("Allied") expensed in the 2010 period. The decrease in Other Operating Expenses during the year ended June 30, 2010 when compared to the year ended June 30, 2009 is primarily the result operating efficiencies realized upon the termination of the sub-administration agreement and no excise taxes being paid in 2010 offset by the costs incurred in connection with merger discussions with Allied expensed in the 2010 period.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income was $94,221, $67,190 and $59,163 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively, or $1.10 per share, $1.13 per share and $1.87 per share, respectively. The $27,031 increase for the year ended June 30, 2011 is primarily due to increases of $47,936 and $7,255 in interest income and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income and structuring fees. The $27,031 increase is offset by an increase in operating expenses of $27,886, primarily due to a $15,324 increase in advisory fees due to the growing size of our portfolio and related income, and $9,216 of additional interest and credit facility expenses. The per share decrease for the year ended June 30, 2011 is primarily due to a decrease in dividends from existing equity investments along with new equity investments in the portfolio which have not yet declared any dividends and the non-recurring nature of the gain from the Patriot Acquisition during the year ended June 30, 2010 offset by an increase in structuring fees collected in the fiscal year ended June 30, 2011.

        The $8,027 increase in net investment income for the year ended June 30, 2010 in comparison to the year ended June 30, 2009 is primarily due to an increase in investment income of $14,078. This $14,078 is due to a $23,592 increase in interest income offset by decreases in dividend income from GSHI and other income. Income from other sources, excluding the $8,632 gain on the Patriot acquisition, decreased from $14,762 to $4,043. This decrease in other income is largely due to the settlement of our net profit interests in IEC/ARS for $12,576 during the year ended June 30, 2009. The per share decrease for the year ended June 30, 2010 is primarily result of our increasing our asset mix in financings with private equity sponsors. We believe that such financings offer less risk, and consequently lower yields, due, in part, to lesser risk to our capital resulting from larger equity at risk underneath our capital.

Net Realized Gains (Losses), Increase (Decrease) in Net Assets from Net Changes in Unrealized Appreciation/Depreciation

        Net realized gains (losses) were $16,465, ($51,545) and ($39,078) for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. The net realized gain for the year ended June 30, 2011 was due primarily to gains from the sales of our common equity in Fischbein and Miller of $9,893 and $7,977, respectively. The net realized loss of $51,545 for the year ended June 30, 2010 was due primarily to the impairment of Yatesville. (See Investment Valuations for further discussion.) On June 30, 2009, we determined that the impairment of the CCEHI investment was other than temporarily impaired and recognized a realized loss of $41,134 for the amount by which the amortized cost exceeded the current fair value. This loss was partially offset by realized gains of $423 and $1,641 from sales of the Arctic warrants and Deep Down, Inc. ("Deep Down") common stock, respectively.

        Net increase in net assets from changes in unrealized appreciation was $7,552, $3,980 and $15,019 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively, or $0.09 per share, $0.07 per share and $0.48 per share, respectively. For the year ended June 30, 2011, the $7,552 increase in net assets from the net change in unrealized appreciation was driven by significant write-ups of $54,916 related to our investments in Ajax, Biotronic, GSHI, Iron Horse, NRG and Sport Helmets. These instances of unrealized appreciation were partially offset by unrealized depreciation of approximately $35,689 related to our investments in H&M, ICS, Manx, Shearer's, Stryker, and $10,840 related to the repayment of Prince. For the year ended June 30, 2010, the net unrealized appreciation was driven by $25,184 of write-ups in our investments in Fischbein, GSHI, Prince, Shearer's, and RMC, and by the disposition of previously written-down investment in Yatesville mentioned above with an unrealized net appreciation of $35,471, which, in turn, were offset by $56,954 of write-downs in our investments in Deb Shops, Inc. ("Deb Shops"), Freedom Marine, H&M, Manx, NRG, R-V and Wind River Resources Corp. and Wind River II Corp. For the year ended June 30, 2009, the net unrealized appreciation was driven by significant write-ups of our investments in American Gilsonite, GSHI, NRG, R-V, Shearer's and Stryker, and by the disposition of previously written-down investment in CCEI mentioned above, which, in turn, were offset by significant write-downs our investments in Ajax, AEH, Conquest Cherokee, LLC, Deb Shops, Iron Horse and Yatesville as well as the elimination of the unrealized appreciation resulting from the sale of Deep Down mentioned above.

Financial Condition, Liquidity and Capital Resources

        For the years ended June 30, 2011, June 30, 2010 and Jun 30, 2009, our operating activities (used) provided ($581,609), $54,838 and ($74,000) of cash, respectively. Investing activities used $106,586 for the acquisition of Patriot for the year ended June 30, 2010. There were no investing activities for the years ended June 30, 2011 and June 30, 2009. Financing activities provided cash flows of $582,020, $42,887 and $83,387 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. Dividends paid were $91,247, $82,908 and $43,257 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

        Our primary uses of funds have been to continue to invest in our investments in portfolio companies, to add new companies to our investment portfolio, acquire Patriot, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2011, we borrowed $465,900 and made repayments totaling $482,000 under our revolving credit facility. As of June 30, 2011, we had $84,200 outstanding borrowings on our revolving credit facility and $322,500 outstanding on our Senior Convertible notes (See Note 6 to our consolidated financial statements).

        On March 16, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $547,000 of additional equity securities as of June 30, 2011.

        Over the past three years, we have been active in completing public and private stock offerings.

        On July 7, 2009 we completed a public stock offering for 5,175,000 shares of our common stock at $9.00 per share, raising $46,575 of gross proceeds. On August 20, 2009 and September 24, 2009, we issued 3,449,686 shares and 2,807,111 shares, respectively, of our common stock at $8.50 and $9.00 per share, respectively, in private stock offerings, raising $29,322, and $25,264 of gross proceeds, respectively. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. Under the terms and conditions of the registration rights agreement, we filed with the SEC a post-effective amendment to the registration statement on Form N-2 on November 6, 2009. Such amendment was declared effective by the SEC on November 9, 2009.

        On December 2, 2009 we acquired the outstanding shares of Patriot common stock for approximately $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On March 17, 2010, we established an at-the-market program through which we could sell, from time to time and at our discretion, 8,000,000 shares of our common stock. Through this program we issued 5,251,400 shares of our common stock at an average price of $11.50 per share, raising $60,378 of gross proceeds, from March 23, 2010 through June 30, 2010 and $26,799 from July 1, 2010 to July 21, 2010.

        On July 19, 2010, we established a second at-the-market program, as we had sold all the shares authorized in the original at-the-market program. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

        On September 24, 2010, we established a third at-the-market program, as we had sold all the shares authorized in the preceding at-the-market programs, through which we could sell, from time to time and at our discretion, 6,000,000 shares of our common stock. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We currently pay a 2% commission to the broker-dealer on shares sold. Through this program we issued 302,400 shares of our common stock at an average price of $9.87 per share, raising $2,986 of gross proceeds, from September 29, 2010 through September 30, 2010. During the period from October 1, 2010 to November 3, 2010, we continued this program and issued an additional 4,929,556 shares of our common stock at an average price of $9.86 per share, raising $48,611 of gross proceeds.

        On November 10, 2010, we established a fourth at-the-market program, through which we could sell, from time to time and at our discretion, 9,750,000 shares of our common stock. We engaged four broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We pay a 2% commission to the broker-dealer on shares sold. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010.

        On April 7, 2011, we completed a public stock offering for 9,000,000 shares of our common stock raising $102,600 of gross proceeds.

        On June 24, 2011, we completed a public stock offering for 10,000,000 shares of our common stock at $10.15 per share, raising $101,500 of gross proceeds.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 100,000,000 to 200,000,000 in the aggregate. The amendment became effective August 31, 2010.

Off-Balance Sheet Arrangements

        At June 30, 2011, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        On July 1, 2011, we made a senior secured follow-on investment of $2,500 in Boxercraft to support the acquisition of Jones & Mitchell, a supplier of college-licensed apparel.

        On July 8, 2011, we made a secured senior lien investment of $39,000 to support the recapitalization of Totes Isotoner Corporation.

        On July 11, 2011, we announced an increase in commitments to our credit facility of $50,000 to $375,000 raising the total commitments in the aggregate.

        On July 18, 2011, we issued 1,500,000 shares in connection with the exercise of an overallotment option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, raising an additional $15,225 of gross proceeds and $15,060 of net proceeds.

        On July 22, 2011, we issued 102,890 shares of our common stock in connection with the dividend reinvestment plan.

        On August 5, 2011, we made a senior secured follow-on investment of $3,850 in ROM to support the acquisition of Havis Lighting Solutions, a supplier of products primarily used by emergency response and police vehicles.

        On August 9, 2011, we provided a $15,000 term loan to support the acquisition of Nobel Learning Communities, Inc., a leading national operator of private schools.

        On August 9, 2011, we made an investment of $32,116 to purchase 66% of the unrated subordinated notes in Babson CLO Ltd. 2011-I.

        On August 24, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101325 per share for September 2011 to holders of record on September 30, 2011 with a payment date of October 25, 2011; and

  •
  $0.101350 per share for October 2011 to holders of record on October 31, 2011 with a payment date of November 22, 2011.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value.

        On August 26, 2011, we issued 106,869 shares of our common stock in connection with the dividend reinvestment plan.

        On September 1, 2011, we announced an increase in commitments to our credit facility of $25,000 to $400,000 raising the total commitments in the aggregate to the maximum of the accordian feature of the credit facility.

        On September 7, 2011, we provided $11,800 million in additional senior secured financing to an existing portfolio company to acquire a leading manufacturer of personal safety products for the transportation and industrial markets.

        On September 16, 2011, we acted as the facility agent and lead lender of a syndication of lenders that collectively provided $132,500 in senior secured financing to support the financing of a leading logistics company, to which we funded $90,500. This company provides a broad array of logistics services to a diverse group of blue chip customers in the grocery, food service, retail, and specialty automotive industries.

        On September 23, 2011, we issued 100,634 shares of our common stock in connection with the dividend reinvestment plan.

        On September 29, 2011, we made a senior secured loan of $23,000 to support the recapitalization of Anchor Hocking, LLC ("Anchor"), a company controlled by affiliates of Monomoy Capital Partners. Prospect served as facility agent in a $45,000 term loan financing for Anchor.

        On October 13, 2011, we made an investment of $9,319 to purchase 28.8% of the unrated subordinated notes to Apidos CLO VIII.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our June 30, 2011 and June 30, 2010 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company.

Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

  2)
  the independent valuation firm conducts independent appraisals and makes their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

  4)
  the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        Effective July 1, 2008, we adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for year ended June 30, 2011, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. We do not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute at least 98% of our annual income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2011 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

        Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of June 30, 2011, approximately 4.8% of our net assets are in non-accrual status.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Convertible Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. We do not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption or July 1, 2011 for us. We do not believe that the adoption of the amended guidance in ASU 2011-02 will have a significant effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the twelve months ended June 30, 2011, we did not engage in hedging activities.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2011. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

        Management performed an assessment of the effectiveness of the Company's internal control over financial reporting as of June 30, 2011 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment, management determined that the Company's internal control over financial reporting was effective as of June 30, 2011 based on the criteria on Internal Control—Integrated Framework issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2011 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of June 30, 2011 has been audited by our independent registered public accounting firm, as stated in their report which appears in the 10-K.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

        We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

        Our annual report on Form 10-K for the year ended June 30, 2011, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

  •
  our business prospects and the prospects of our portfolio companies,

  •
  the impact of investments that we expect to make,

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest,

  •
  the ability of our portfolio companies to achieve their objectives,

  •
  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

  •
  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

  •
  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

  •
  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

  •
  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, NASDAQ, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

        We have paid and intend to continue to distribute monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the period as a result of our deliberate planning or by accounting reclassifications.

        In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we are required to distribute during each calendar year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

  •
  98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009. No such election was made in December 2009 or 2010.

        In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan." The tax consequences of distributions to stockholders are described under the label "Material U.S. Federal Income Tax Considerations." To the extent prudent and practicable, we intend to declare and pay dividends on a monthly basis.

        With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2009, we recorded total distributions of approximately $36.5 million. For the fiscal year ended June 30, 2010, we recorded total distributions of approximately $101.0 million. On June 18, 2010, we announced a change in dividend policy from quarterly to monthly dividends. During the fiscal year ended June 30, 2011, we recorded total distributions of approximately $106.2 million.

        Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

        The following table reflects the distributions per share that we have declared on our common stock to date. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

Declaration Date	Record Date	Pay Date	Rate	Amount
				(In thousands)
8/24/2011	10/31/2011	11/22/2011	$0.101350	*
8/24/2011	9/30/2011	10/25/2011	0.101325	$11,087
5/9/2011	8/31/2011	9/23/2011	0.101300	11,074
5/9/2011	7/29/2011	8/26/2011	0.101275	11,060
5/9/2011	6/30/2011	7/22/2011	0.101250	10,896
5/9/2011	5/31/2011	6/24/2011	0.101225	9,871
2/8/2011	4/29/2011	5/31/2011	0.101200	9,861
2/8/2011	3/31/2011	4/29/2011	0.101175	8,940
2/8/2011	2/28/2011	3/31/2011	0.101150	8,930
11/8/2010	1/31/2011	2/28/2011	0.101125	8,919
11/8/2010	12/31/2010	1/31/2011	0.101000	8,900
11/8/2010	11/30/2010	12/31/2010	0.100875	8,668
8/26/2010	10/29/2010	11/30/2010	0.100750	8,347
8/26/2010	9/30/2010	10/29/2010	0.100625	7,889
6/18/2010	8/31/2010	9/30/2010	0.10050	7,620
6/18/2010	7/30/2010	8/31/2010	0.10025	7,330
6/18/2010	6/30/2010	7/30/2010	0.10000	6,909
3/18/2010	3/31/2010	4/23/2010	0.41000	26,403
12/17/2009	12/31/2009	1/25/2010	0.40875	25,894
9/28/2009	10/8/2009	10/19/2009	0.40750	22,279
6/23/2009	7/8/2009	7/20/2009	0.40625	19,548
3/24/2009	3/31/2009	4/20/2009	0.40500	12,671
12/19/2008	12/31/2008	1/19/2009	0.40375	11,966
9/16/2008	9/30/2008	10/16/2008	0.40250	11,882
6/19/2008	6/30/2008	7/16/2008	0.40125	11,845
3/6/2008	3/31/2008	4/16/2008	0.40000	10,468
12/8/2007	12/28/2007	1/7/2008	0.39500	9,370
9/6/2007	9/19/2007	9/28/2007	0.39250	7,830
6/14/2007	6/22/2007	6/29/2007	0.39000	7,753
3/14/2007	3/23/2007	3/30/2007	0.38750	7,667
12/15/2006	12/29/2006	1/5/2007	0.38500	7,264
7/31/2006	9/22/2006	9/29/2006	0.38000	4,858
6/14/2006	6/23/2006	6/30/2006	0.34000	2,401
3/15/2006	3/24/2006	3/31/2006	0.30000	2,117
12/12/2005	12/22/2005	12/29/2005	0.28000	1,975
9/15/2005	9/22/2005	9/29/2005	0.20000	1,411
4/21/2005	6/10/2005	6/30/2005	0.15000	1,058
2/9/2005	3/11/2005	3/31/2005	0.12500	882
11/11/2004	12/10/2004	12/30/2004	0.10000	706

Since Inception				$354,549

*
Not yet determinable

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of June 30, 2011.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2011 (as of June 30, 2011)	$84,200	$18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2010 Notes
Fiscal 2011 (as of June 30, 2011)	$150,000	$10,140	—	—

2011 Notes
Fiscal 2011 (as of June 30, 2011)	$172,500	$8,818	—	—

All Senior Securities
Fiscal 2011 (as of June 30, 2011)	$406,700	$3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

PRICE RANGE OF COMMON STOCK

        Our common stock is quoted on The NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price				Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividend Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.10		12.31	9.93	21.9%	(1.7)%	0.40875
Third quarter	10.12		13.20	10.45	30.4%	3.3%	0.410
Fourth quarter	10.30		12.20	9.65	18.4%	(6.3)%	0.10
Twelve Months Ending June 30, 2011
First quarter	$10.24		$10.00	$9.18	(2.3)%	(10.4)%	$0.301375
Second quarter	10.25		10.86	9.69	6.0%	(5.5)%	0.302625
Third quarter	10.33		12.33	10.72	19.4%	3.8%	0.303450
Fourth quarter	10.36		12.18	9.95	17.6%	(4.0)%	0.303675
Twelve Months Ending June 30, 2012
First quarter		(3)(4)	$10.18	$7.41	(4)	(4)	0.303900	(5)
Second quarter (to October 17, 2011)		(3)(4)	$9.06	$7.99	(4)	(4)		(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $10.04 on an as adjusted basis solely to give effect to distributions with record dates of July 29, 2011, August 31, 2011 and September 30, 2011, our issuance of common shares on July 22, 2011, August 26, 2011 and September 23, 2011 in connection with our dividend reinvestment plan, and our issuance of 1,500,000 shares of common stock on July 18, 2011 in connection with the option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, versus $10.36 determined by us as of June 30, 2011. NAV per share as of September 30, 2011, may be higher or lower than $10.04 based on potential changes in valuations and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after June 30, 2011.

(5)
In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

  In May 2011, we announced the declaration of four additional monthly distributions as follows:

    $0.101275 per share for July 2011 to holders of record on July 29, 2011 with a payment date of August 26, 2011; and

    $0.101300 per share for August 2011 to holders of record on August 31, 2011 with a payment date of September 23, 2011.

  In August 2011, we announced the declaration of two additional monthly distributions as follows:

    $0.101325 per share for September 2011 to holders of record on September 30, 2011 with a payment date of October 25, 2011; and

    $0.101350 per share for October 2011 to holders of record on October 31, 2011 with a payment date of November 22, 2011.

On October 17, 2011, the last reported sales price of our common stock was $8.86 per share.

As of October 17, 2011, we had approximately 75 stockholders of record.

        The below table sets forth each class of our outstanding securities as of October 17, 2011.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	0	109,417,083

BUSINESS

General

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.

        On July 27, 2004, we completed our initial public offering, or IPO, and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made 19 other common stock share offerings and seven related over-allotment options resulting in the issuance of 90,546,823 shares at prices ranging from $7.75 to $17.70. We issued the 2010 Notes on December 21, 2010 and the 2011 Notes on February 18, 2011.

  Notes

        On December 21, 2010 and February 18, 2011, the Company issued the 2010 Notes and the 2011 Notes, respectively. We refer to the 2010 Notes and the 2011 Notes collectively as the Notes. The Notes were issued only to qualified institutional investors under Rule 144A of the 1933 Act. The 2010 Notes mature on December 15, 2015 and the 2011 Notes mature on August 15, 2016, in each case unless previously converted in accordance with their terms. The Notes will be general unsecured obligations of the Company, rank equally in right of payment with the Company's existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The Company may not redeem the Notes prior to maturity. The net proceeds from the offerings of the Notes were approximately $322.5 million which was used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with the Company's investment objective.

        The interest rate on the 2010 Notes is 6.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2011. Holders may convert their 2010 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 88.0902 shares of common stock per $1,000 principal amount of 2010 Notes (equivalent to an initial conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events and in no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2010 Notes, or the "conversion rate cap," except that, to the extent the Company receives written guidance or a no-action letter from the staff of the SEC permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap, and to make the 2010 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events of the Company without regard to the conversion rate cap it will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to such written guidance or a no-action, adjust the conversion rate cap accordingly. Prior to obtaining the previously mentioned written guidance or no-action letter from the staff of the SEC, the Company will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless the Company has engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction. At June 30, 2011, the 2010 Notes are convertible into 88.0932 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.101125 per share after closing.

        The interest rate on the 2011 Notes is 5.50% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2011. Holders may convert their 2011 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 78.3699 shares of common stock per $1,000 principal amount of 2011 Notes (equivalent to an initial conversion price of approximately $12.76 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2011, the 2011 Notes are convertible into 78.3717 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.101150 per share after closing.

        If the Company undergoes a "fundamental change" as described in the indenture for each of the Notes, holders may require the Company to repurchase all or part of their Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any).

        Under each indenture governing the Notes, there are certain events of default, the occurrence of which may lead to the Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on our business, financial conditions and results of operations.

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $5 million and $75 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

        We seek to maximize returns and protect risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we have and may make additional investments in debt and equity securities of companies located outside of the United States.

        Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

        We have qualified and elected to be treated for U.S. Federal income tax purposes as a Registered Investment Company ("RIC") under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

        For a discussion of the risks inherent in our portfolio investments, see "Risk Factors—Risks Relating to our Investments."

Industry Sectors

        While our original investments were concentrated in industrial and energy related companies, we continue to widen our focus in other sectors of the economy to diversify our portfolio holdings. Our portfolio is now well diversified into 36 industry categories with no individual industry comprising more than 10.7% of the portfolio on either a cost or fair value basis.

Ongoing Relationships with Portfolio Companies

  Monitoring

        Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

  •
  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

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  Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  Attendance at and participation in board meetings of the portfolio company; and

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  Review of monthly and quarterly financial statements and financial projections for the portfolio company.

  Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          1) each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

          2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

          3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

          4) the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures

("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

  Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as "good income" for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

The Investment Adviser

        Prospect Capital Management manages our investments as our investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on the Company's behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of our Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management. See "Business—Management Services—Board of Directors approval of the Investment Advisory Agreement."

Staffing

        Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.

        Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect

Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business—Management Services—Administration Agreement."

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

        We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

        Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

        Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director(2)
William J. Gremp, 68	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2011	Mr. Gremp was responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	One	None
Eugene S. Stark, 53	Director	Class III Director since September 2008; Term expires 2013	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	One	None
Andrew C. Cooper, 49	Director	Class II Director since February 2009; Term expires 2012
			Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company.	One	Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director(2)
John F. Barry III, 59(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2013	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004; Managing Director of affiliated companies of Prospect Capital Management and Prospect Administration.	One	None
M. Grier Eliasek, 38(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2012	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration.	One	None

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 50	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008).

Board Leadership Structure

        The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has not identified a lead independent director of the Board of Directors of the Company in as much as the Board consists of only five individuals.

Director Independence

        On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

        As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Director of the Company

        The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

  John F. Barry III

        The Board benefits from Mr. Barry's years of experience in the investment banking and the financial advisory industries, as well as his service on multiple boards for various companies. In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry's past experience as a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry's longstanding service as Chairman and Chief Executive Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  M. Grier Eliasek

        Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. Mr. Eliasek serves on the board of directors of Gas Solutions Holdings, Inc., a gas gathering and processing company in East Texas, which helps provide the Company's Board with an in-depth knowledge of the management of companies in which the Company invests. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  Andrew C. Cooper

        Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect

Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 30 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to the Board over 20 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

Means by Which the Board of Directors Supervises Executive Officers

        The Board of Directors is regularly informed on developments and issues related to the Company's business, and monitors the activities and responsibilities of the executive officers in various ways.

        At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors.

        Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

        The Company's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer, or CCO, in accordance with its compliance policies and procedures.

        As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.

        The Company's Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

        The Company believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets." In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

        The Company believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows the Company's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

        The Company believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2011, our Board of Directors held seventeen Board of Director meetings, eight Audit Committee meetings, and one Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year's annual meeting of stockholders in person.

        The Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company's annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

        In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

        The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

        Corporate Governance Guidelines.    Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

        Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

        Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

        Internal Reporting and Whistle Blower Protection Policy.    The Company's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

        The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

        The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

  Independent Directors

        The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Proxy Voting Policies And Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See "Regulation—Proxy Voting Policies and Procedures."

Compensation of Directors and Officers

        The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2011. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$85,000	None	$85,000
William J. Gremp(4)	$85,000	None	$85,000
Eugene S. Stark(5)	$85,000	None	$85,000
Executive Officers
Brian H. Oswald(2)	None	None	None

(1)
We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)
Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)
Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)
Mr. Stark joined our Board of Directors on September 4, 2008.

        Effective January 12, 2009, the independent directors who serve on both committees of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred, the independent directors who serve on one committee of the Board receive an annual fee of $60,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and the independent directors who do not serve on any committees of the board receive an annual fee of $11,250 per director plus reimbursement of any out-of-pocket expenses incurred. All independent directors currently serve on both committees. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors' and officers' liability insurance on behalf of the directors and officers.

Management Services

  Investment Advisory Agreement

        We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

        The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended June 30, 2011, we paid an incentive fee of $7.5 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).

        We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

        The following is a calculation of the most recently paid incentive fee paid in July 2011 (for the quarter ended June 30, 2011) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$1,013,469
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$17,736

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$22,170

Current Quarter Pre Incentive Fee Net Investment Income	$37,737

Incentive Fee—"Catch-Up"	$4,434
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$3,113

Total Current Quarter Incentive Fee	$7,547

        The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2011, June 30, 2010 and June 30, 2009 were $22.5 million, $13.9 million and $11.9 million, respectively.

        The income incentive fees were $23.6 million, $16.8 million and $14.8 million for the twelve months ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2011, June 30, 2010 and June 30, 2009.

        The total investment advisory fees were $46.1 million, $30.7 million and $26.7 million for the twelve months ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

        Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.

  Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Incentive Fee(*):

  Alternative 1

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (*)
  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

  Alternative 2

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%

        Alternative 3

        Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3%

        Hurdle rate(1) = 1.75%

        Base management fee(2) = 0.50%

        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate.

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND
(20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

        Example 2: Capital Gains Incentive Fee:

        Alternative 1

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    Fair market value, or FMV of investment determined to be $22 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    Investment sold for $21 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    No impact

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

        Alternative 2

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    FMV of investment determined to be $17 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    FMV of investment determined to be $21 million

  •
  Year 5:    FMV of investment determined to be $18 million

  •
  Year 6:    Investment sold for $15 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 3:    No impact

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

  •
  Year 5:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

  •
  Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  •
  Year 3:    Investment A is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  •
  Year 3:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

        Alternative 4

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  •
  Year 3:    FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  •
  Year 4:    FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  •
  Year 5:    Investment A is sold for $17 million, and Investment B is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

  Payment of our expenses

        All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.

  Duration and termination

        The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on May 9, 2011 for an additional one-year term expiring June 24, 2012. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management's key management personnel for our future success."

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        We reimbursed Prospect Administration $5.0 million, $3.4 million and $2.9 million for the twelve months ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively, for services it provided to the Company at cost.

  Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as our investment adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator.

  Board of Directors approval of the Investment Advisory Agreement

        On May 9, 2011, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 24, 2012. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration

from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not "interested persons," considered the following:

  •
  Nature, Quality and Extent of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

  •
  Investment Performance.  The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

  •
  The reasonableness of the fees paid to Prospect Capital Management.  The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

  •
  Economies of Scale.  The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

        Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	6
M. Grier Eliasek	President and Chief Operating Officer	6

        Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

        The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2011.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $1,325,000, $892,000 and $846,000 of managerial assistance fees for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively, of which $128,000 and $247,000 remains on the consolidated statement of assets and liabilities as of June 30, 2011 and June 30, 2010, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

  License Agreement

        We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name "Prospect Capital." Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns."

        In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

        We have no intention of investing in any portfolio company in which Prospect Capital Management or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        As of October 17, 2011, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

        The following table sets forth, as of October 17, 2011, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding(1)
Zazove Associates, LLC(2)	Record and Beneficial	10,315,483	9.4%
All officers and directors as a group (6 persons)	Record and beneficial	2,869,999	2.6%

(1)
Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters' overallotment option.

(2)
Based upon a Schedule 13G filed with the SEC on February 28, 2011 by Zazove Associates LLC. According to the Schedule 13G, all of the shares beneficially owned by Zazove Associates LLC represent shares issuable upon the conversion of the Notes. Notwithstanding the percentage of common stock noted, each of the Notes contain a provision that limits the holders of the Notes from converting the Notes to shares of common stock of the Company to the extent such conversion would cause the holder to become a beneficial owner of more than 5.0% of the Company's outstanding common stock at the time of conversion. Percentage of common stock outstanding included the conversion of these shares in the total outstanding.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2011. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	$50,001 - $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES

        The following is a listing of our portfolio companies at June 30, 2011. Values are as of June 30, 2011.

        The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2011, Prospect owned 100.00% of the fully diluted common equity of GSHI, 100.00% of the common equity of CCEHI, 100% of the equity of AIRMALL, 100% of the common equity of Borga, 40% of the fully diluted equity of C&J, 49.00% of the fully diluted common equity of Integrated, 57.8% of the fully diluted common equity of Iron Horse, 100.00% of the members unit of AWCNC, LLC, 100.00% of the common equity of Coalbed, Inc., 100.00% of the fully diluted equity of Freedom Marine Holdings Inc., 95.0% of the fully diluted preferred equity of NMMB Holdings, Inc., 90.7% of the fully diluted equity of Nupla Corporation, 80.00% of the fully diluted common equity of NRG, 74.1% of the fully diluted equity of R-V, 77.7% of the fully diluted equity of Ajax and 100.0% of the fully diluted common equity of Yatesville. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' Boards of Directors.

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies more than 25% owned
Airmail USA, Inc.	Property management (Pennsylvania)	Senior secured debt, senior subordinated debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; convertible preferred shares; senior secured term loan, 12% due 6/30/2015; senior subordinated term loan, 12.00% plus 6.00% PIK, due 12/31/2015	9.2	42.5
Ajax Rolled Ring and Machine, Inc.	Manufacturing (South Carolina)	Senior secured debt, subordinated secured debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Convertible Preferred shares; Senior secured note Tranche A, 10.50% due 4/01/2013; Subordinated secured note Tranche B, 11.50% plus 6.00% PIK due 4/01/2013	0.0	33.9
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0
Borga, Inc.	Manufacturing (California)	Revolving line of credit, senior secured debt, warrants and common equity	First priority lien on all assets and pledge of all stock	Warrants; common shares; Revolving line of credit, 5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan B, 8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due	0.0	1.7
C&J Cladding LLC	Metal services and Minerals (Texas)	Membership Interests	N/A	Membership Interests	4.7	0.0
Change Clean Energy Holdings, Inc.	Biomass power (Maine)	Common equity	First priority lien on substantially all assets	Common shares	0.0	0.0
Freedom Marine Services LLC	Shipping vessels (Louisiana)	Subordinated secured debt and net profit interest	Second priority lien on substantially all assets	Net profit interest, 22.50%; Subordinated secured note, 12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011	0.0	3.1
Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 18.00% due 12/11/2016; Junior secured note, 18.00% due 12/12/2016	68.4	37.0
Integrated Contract Services, Inc.	Contracting (North Carolina)	Secured promissory note, Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00%, in non-accrual status effective 11/1/2010 past due; Secured promissory note, 15%, in non-accrual status effective 12/22/2010, due 3/21/2012-4/10/2013	0.0	1.8
Iron Horse Coiled Tubing, Inc.	Production services (Alberta, Canada)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, tranche 2, zero coupon, due 12/31/2016; senior secured note tranche 3, 2% due 12/31/2016	1.7	13.7

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Manx Energy, Inc.	Oil and Gas production (Kansas)	Senior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares senior secured note (AEH), 8% in non-accrual status effective 1/19/2010, due 1/19/2013; senior secured note (Coalbed), 8%, in non-accrual status effective 1/19/2010, due 1/19/2013; senior secured note (Manx), 13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013	0.0	1.3
NMMB Holdings, Inc.	Media (New York)	Preferred stock, revolving line of credit, senior term debt and senior subordinated debt	First priority lien on substantially all assets	Preferred shares; revolving line of credit, 10.50% due 5/6/2014, senior term loan, 14.00% due 5/6/2016; senior subordinated term loan, 15.00% due 5/6/2016	4.4	27.1
NRG Manufacturing, Inc.	Manufacturing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 16.50% due 8/31/2011	32.4	13.1
Nupla Corporation	Home & Office Furnishings, Housewares & Durable (California)	Revolving line of credit, senior secured debt, senior subordinated debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Revolving line of credit, 7.25% plus 2.00% default interest due 9/04/2012; Senior secured Term Loan A, 8.00% plus 2.00% default interest due 9/04/2012; Senior subordinated debt, 15% PIK, in non-accrual status effective 4/01/2009 due 3/04/2013	0.0	6.1
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Warrants and common equity	N/A—loan repaid	Common shares; Warrants, expiring 6/30/2017	5.9	2.2
Yatesville Coal Holdings, Inc.	Mining, Steel, Iron and Non-Precious Metals and Coal Production (Kentucky)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, in non-accrual status effective 1/01/2009 due 12/31/2010; Junior secured note, in non-accrual status effective 1/01/2009 due 12/31/2010	0.0	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies 5% to 25% owned
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 11.50% plus 1.00% PIK due 2/21/2013	7.0	27.0
Boxercraft Incorporated	Textiles & Leather (Georgia)	Senior secured debt, subordinated secured debt preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior secured Term Loan A, 9.50% due 9/16/2013; Senior secured Term Loan B, 10.00% due 9/16/2013; Subordinated secured term loan, 12.00% plus 6.50% PIK due 3/16/2014	0.4	15.2
Smart, LLC	Diversified / Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.0	0.0
Sports Helmets Holdings, LLC	Personal & Nondurable Consumer Products (New York)	Revolving line of credit, senior secured debt, senior subordinated debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 4.00% due 12/14/2013; Senior secured Term Loan A, 4.00% due 12/14/2013; Senior secured Term Loan B, 4.50% due 12/14/2013; Senior subordinated debt Series A, 12.00% plus 3.00% PIK due 6/14/2014; Senior subordinated debt Series B, 10.00% plus 5.00% PIK due 6/14/2014	4.3	18.4
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.2	0.0
Aircraft Fasteners International, LLC	Machinery (California)	Revolving line of credit, senior and junior secured debt and convertible preferred stock	First priority lien on all assets and stock	Convertible preferred shares; Revolving line of credit, 9.5% due 11/01/2012; Senior secured Term Loan, 9.5% due 11/01/2012; Junior secured Term Loan, 12.00% plus 6% PIK due 5/01/2013	0.3	8.5
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0
American Gilsonite Company	Specialty minerals (Utah)	Senior subordinated secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Senior subordinated secured note, 12.00% plus 2.50% PIK due 3/10/2016	4.1	30.2
Arrowhead General Insurance Agency, Inc.	Insurance (California)	Junior secured debt	Second perfected priority lien on substantially all assets	Junior secured Term Loan, 11.25% due 9/30/2017	0.0	27.0
Byrider Systems Acquisition Corp.	Auto Finance (Indiana)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated note, 12.00% plus 2.00% PIK due 11/3/2016	0.0	25.1
Caleel & Hayden	Personal & Nondurable Consumer Products (Colorado)	Options and membership units	First priority lien on all assets and stock	Options; membership units	0.7	0.0
Cargo Airport Services USA, LLC	Transportation (New York)	Common equity, revolving line of credit and senior secured debt	First priority lien on substantially all assets	Common shares; revolving line of credit, 11.50% due 3/31/2012; senior secured term loan, 11.50% due 3/31/2016	1.8	58.4
Clearwater Seafoods LP	Food Products (Canada)	Second lien debt	Second lien on substantially all assets	Second lien term loan, 12.00% due 2/4/2016	0.0	45.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
CRT MIDCO, LLC	Media (Wisconsin)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 10.5% due 6/30/2012; senior secured term loan, 10.5% due 6/30/2017	0.0	75.0
The Deb Shops, Inc.	Retail (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien note, 14% PIK in non accrual status effective 2/24/2009, due 10/23/2014	0.0	0.0
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A—loan repaid	Net profit interest, 15.00%	0.0	0.0
Dover Saddlery, INc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.0	0.0
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 11.375% due 2/1/2017	0.0	7.5
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Preferred stock and common equity	N/A	Common shares; Preferred shares	1.4	0.0
Fischbein, LLC	Machinery (North Carolina)	Senior subordinated debt and membership interests	Second priority lien on all assets and stock	Membership interests; Senior subordinated debt, 12.00% plus 2.00% PIK due 10/31/2016	1.0	3.3
H&M Oil & Gas LLC	Oil and gas production (Texas)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 8.00%, Senior secured note, 13.00% plus 3% PIK past due, in non-accrual status effective 1/1/2011	0.0	38.5
Hoffmaster Group, Inc.	Durable Consumer Products (Wisconsin)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 13.50% due 6/2/2017	0.0	20.4
Hudson Products Holdings, Inc.	Manufacturing (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 8.5% due 8/24/2015	0.0	5.6
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes, 11.875%, due 10/15/2016	0.0	45.0
IFC Systems LP/Advanced Rig Services LLC ("ARS")	Oilfield fabrication (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes 12.00% plus 3.00% PIK due 11/20/2012	0.0	23.1
Jordan Healthcare Holdings, Inc.	Healthcare (Texas)	Senior Subordinated debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 2.50% PIK, due 6/23/2016	0.0	15.4
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior secured debt, senior subordinated debt and membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit 8.50% due 6/30/2012; Senior secured Term Loan A, 8.5% due 6/30/2012; Senior subordinated debt, 12.00% plus 2.50% PIK due 5/31/2013	0.2	5.5
Mac & Massey Holdings, LLC	Food Products (Georgia)	Senior subordinated debt and membership interests	Subordinated lien on substantially all assets	Membership interests; Senior subordinated debt, 10.00% plus 5.75% PIK due 2/10/2013	0.6	9.2
Maverick Healthcare LLC	Healthcare (Arizona)	Preferred units and common units	N/A	Common units; Preferred units	1.6	0.0
Medical Security Card Company, LLC	Healthcare (Arizona)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 9.50% due 2/1/2016	0.0	20.5
Mood Media Corporation	Media (Canada)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 10.25% due 11/6/2018	0.0	14.9

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
New Meatco Provisions, LLC.	Food Products (California)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 12.00% plus 4.00% PIK due 4/18/2016	0.0	13.1
Northwestern Management Services, LLC	Healthcare (Florida)	Revolving line of credit, senior debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 10.5% due 7/30/15; Senior secured Term Loan A, 10.5% due 7/30/15	0.5	17.4
Out Rage, LLC	Durable Consumer Products (Wisconsin)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 11.00% due 3/2/2015; senior secured term loan, 11.00% due 3/2/2015	0.0	12.4
Pinnacle Treatment Centers, Inc	Healthcare (Pennsylvania)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 8.00% due 1/10/2016; senior secured term loan, 11.00% due 1/10/2016	0.0	19.0
Potters Holdings II, L.P.	Manufacturing (Pennsylvania)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 10.25% due 11/6/2017	0.0	14.8
Pre-Paid Legal Services, Inc.	Consumer Services (Oklahoma)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 11.00% due 12/31/2016	0.0	5.0
Progressive Logistics Services, LLC	Commercial Services (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan A, 8.50% due 1/6/2016; senior secured term loan B, 14.50% due 1/6/2016	0.0	29.6
Progexion Holdings, Inc.	Consumer Services (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior Secured Term Loan A, 10.75%, due 12/31/2014; Senior Secured Term Loan B, 10.75% due 12/31/2014	0.0	68.3
ROM Acquisition Corporation	Automobile (Missouri)	Revolving line of credit, senior secured debt and senior subordinated debt	First priority lien on all assets and stock	Revolving line of credit, 4.25% due 2/08/2013; Senior Secured Term Loan A, 4.25% due 2/08/2013; Senior Secured Term Loan B, 8% due 5/08/2013; Senior subordinated debt, 12.00% plus 3.00% PIK due 8/08/2013	0.0	17.4
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Senior Subordinated debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 2.00% PIK due 11/29/2016	0.0	25.3
SG Acquisition, Inc	Insurance (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan A, 8.50% due 3/18/2016; senior secured term loan B, 14.50% due 3/18/2016	0.0	60.4
Seaton Corp.	Business Services (Illinois)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 12.5% plus 2.00% PIK, due 3/14/2014	0.0	6.8
Shearer's Foods, Inc.	Food products (Ohio)	Junior secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Junior secured debt, 12% plus 3.75% PIK due 3/31/2016	4.0	36.2
Skillsoft Public Limited Company	Software and computer services (Ireland)	Subordinated unsecured debt	Unsecured	Subordinated unsecured debt, 11.125% due 6/1/2018	0.0	15.0
Snacks Holding Corporation	Food Products (Minnesota)	Senior Subordinated debt, preferred stock and warrants	Unsecured	Warrants, expiring 11/12/2020; preferred shares; Senior Subordinated unsecured debt, 12.00% plus 1.00% PIK, due 11/12/2017	0.5	15.1

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
SonicWall Inc,	Software and computer services (California)	Subordinated secured debt	Second priority lien on substantially all assests	Subordinated secured debt 12% due 1/23/17	0.0	23.0
Springs Window Fashions, LLC	Durable Consumer Products (Wisconsin)	Second lien debt	Second lien on substantially all assets	Second lien term loan, 11.25% due 11/30/2017	0.0	35.0
ST Products, LLC	Manufacturing (Pennsylvania)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 12.00% due 6/16/2016	0.0	26.5
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 1/21/2016	0.0	22.7
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 8.5% plus 3.75% PIK due 12/01/2015	2.2	21.7
U.S. HealthWorks Holding Company, Inc.	Healthcare (California)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 10.50% due 6/15/2017	0.0	25.0
Targus Group International, Inc.	Durable Consumer Products (California)	First lien debt	First priority lien on substantially all assets	First lien term loan, 11.00% due 5/25/2016	0.0	24.0
VPSI, Inc.	Transportation (Michigan)	Senior secured debt	First priority lien on substantially all assets	First Lien Senior secured note, 12.00% due 12/23/2015	0.0	17.6
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest on principal, 16% default interest on past due interest, in non-accrual status effective 12/01/2008, past due	0.0	7.2

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

        Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks Relating to Our Business—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

        The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

        As part of the fair valuation process, the independent valuation firm engaged by the Board of Directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management's valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management's valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2010 annual meeting of stockholders held on December 10, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from NAV per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

        We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past and we may continue to do so under this prospectus.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors considers a variety of factors including matters such as:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the estimated offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares of common stock in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments; and

  •
  The leverage available to us.

        Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

        We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.04 and we have 110.0 million shares of common stock outstanding, sale of 10.0 million shares of common stock at net proceeds to us of $5.02 per share (an approximately 50% discount) would produce dilution of 4.17%. If we subsequently determined that our NAV per share increased back to $10.00 on the then 120.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 33.2 million shares of common stock at net proceeds to us of $5.00 per share, which would produce dilution of 10.83%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing shareholders who do not purchase any shares of common stock in the offering;

  •
  existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

  •
  new investors who become shareholders by purchasing shares of common stock in the offering.

        The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur.

        The examples assume that the issuer has 110.0 million common shares outstanding, $1,554,400,000 in total assets and $450,000,000 in total liabilities. The current NAV and NAV per share are thus $1,104,400,000 and $10.04. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 5,500,000 shares of common stock (5% of the outstanding shares of common stock) at $9.54 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 11,000,000 shares of common stock (10% of the outstanding shares of common stock) at $9.04 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 22,000,000 shares of common stock (20% of the outstanding shares of common stock) at $8.03 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.03		$9.46		$8.39
Net Proceeds per Share to Issuer		$9.54		$9.04		$8.03
Decrease to NAV
Total Shares Outstanding	110,000,000	115,500,000	5.00%	121,000,000	10.00%	132,000,000	20.00%
NAV per Share	$10.04	$10.02	(0.24)%	$9.95	(0.91)%	$9.71	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	110,000	110,000	0.00%	110,000	0.00%	110,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total NAV Held by Stockholder A	$10.04	$1,101,770	(0.24)%	$1,094,360	(0.91)%	$1,067,587	(3.33)%
Total Investment by Stockholder A (Assumed to be $10.15 per Share)		$1,104,400		$1,104,400		$1,104,400
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(2,630)		$(10,040)		$(36,813)
NAV per Share Held by Stockholder A		$10.02		$9.95		$9.71
Investment per Share Held by Stockholder A (Assumed to be $10.15 per Share on Shares Held Prior to Sale)		$10.04		$10.04		$10.04
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.33)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 11,000 shares of common stock, which is 0.05% of an offering of 22,000,000 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 33,000 shares of common stock, which is 0.15% of an offering of 22,000,000 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.39		$8.39
Net Proceeds per Share to Issuer		$8.03		$8.03
Decrease/Increase to NAV
Total Shares Outstanding	110,000,000	132,000,000	20.00%	132,000,000	20.00%
NAV per Share	$10.04	$9.71	(3.33)%	$9.71	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	110,000	121,000	10.00%	143,000	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total NAV Held by Stockholder A	$10.04	$1,174,345	6.33%	$1,387,863	25.67%
Total Investment by Stockholder A (Assumed to be $10.15 per Share on Shares held Prior to Sale)		$1,196,694		$1,381,281
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(22,349)		$6,582
NAV per Share Held by Stockholder A		$9.71		$9.71
Investment per Share Held by Stockholder A (Assumed to be $10.15 on Shares Held Prior to Sale)		$9.89		$9.66
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.18)		$0.05
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.87)%		0.48%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.03		$9.46		$8.39
Net Proceeds per Share to Issuer		$9.54		$9.04		$8.03
Decrease/Increase to NAV
Total Shares Outstanding	110,000,000	115,500,000	5.00%	121,000,000	10.00%	132,000,000	20.00%
NAV per Share	$10.04	$10.02	(0.24)%	$9.95	(0.91)%	$9.71	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	5,500		11,000		22,000
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Investor A	$—	$55,089		$109,436		$213,517
Total Investment by Investor A (At Price to Public)		$55,166		$104,058		$184,588
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		$(77)		$5,378		$28,929
NAV per Share Held by Investor A		$10.02		$9.95		$9.71
Investment per Share Held by Investor A		$10.03		$9.46		$8.39
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		$(0.01)		$0.49		$1.32
Percentage Dilution/Accretion to Investor A (Dilution/Accretion per Share Divided by Investment per Share)			(0.14)%		5.17%		15.67%

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

        Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. Federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a "straddle," "hedge" or "conversion" transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.

        This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

        A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. Federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. Federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. Federal income taxation regardless of its source; or

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  a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

        A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. Federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

        As a business development company, we intend to qualify and continue to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the Annual Distribution Requirement).

Taxation As A RIC

        In order to qualify as a RIC for U.S. Federal income tax purposes, we must, among other things:

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  qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the 90% Income Test); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

        To the extent that we invest in entities treated as partnerships for U.S. Federal income tax purposes (other than a "qualified publicly traded partnership"), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which we are a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. Federal income tax purposes to prevent our disqualification as a RIC.

        In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S.

Federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.

        Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. Federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. Federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year and (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

        In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009. No additional excise taxes have been paid or accrued since that time.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Certain of our investment practices may be subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        We may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

        Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to so-called qualified dividend income.

        Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other U.S. Federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder's liability for U.S. Federal income tax. A U.S. Stockholder that is not subject to U.S. Federal income tax or otherwise required to file a U.S. Federal income tax return would be required to file a U.S. Federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

        In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. Federal income tax on net capital gain at ordinary income rates. For tax years beginning after December 31, 2012, the U.S. Federal tax rates applicable to ordinary income and capital gain for individuals will increase unless further Congressional action is taken.

        We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder's particular situation.

        Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's U.S. Federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders

        Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person's particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. Stockholders that are not "effectively connected" with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally be subject to withholding of U.S. Federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.

        For our taxable years beginning before January 1, 2012, properly designated distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our "qualified net interest income" (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, however, we may designate all, some or none of our potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of our shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

        Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. Federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements. A Non-U.S. Stockholder that is so present in the U.S. will be subject to tax as described in the following paragraph.

        Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. Federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. Federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. Federal income tax return.

        In addition, after December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial U.S. owners" or (ii) provides certain information regarding the entity's "substantial U.S. owners," which we will in turn provide to the Secretary of the Treasury. Non-U.S. Stockholders are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

        A Non-U.S. Holder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Holder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Holder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Holder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Holder's U.S. Federal income tax liability, if any, provided that certain required information is provided timely to the IRS.

        Non-U.S. persons should consult their tax advisors with respect to the U.S. Federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

Failure To Obtain RIC Tax Treatment

        If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income (currently eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

        Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

        The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

        The below table sets forth each class of our outstanding securities as of October 17, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	200,000,000	0	109,417,083

  Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

  Anti-takeover Effect

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Control Share Acquisitions

        The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third,

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  one-third or more but less than a majority, or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

        After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflicts with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

  Classified Board of Directors

        Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2011, 2012 and 2013 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

        The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. Federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES

        We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see "Business—General—Notes" for a description of the Notes.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and American Stock Transfer & Trust Company, LLC, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any events of default;

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  the listing, if any, on a securities exchange; and

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  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

        We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

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  how it handles securities payments and notices,

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  whether it imposes fees or charges,

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  how it would handle a request for the holders' consent, if ever required,

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  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

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  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

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  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

        An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

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  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

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  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

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  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

        In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The special situations for termination of a global security are as follows:

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  if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

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  if we notify the trustee that we wish to terminate that global security, or

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  if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under "Events of Default."

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

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  We do not pay the principal of, or any premium on, a debt security of the series on its due date.

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  We do not pay interest on a debt security of the series within 30 days of its due date.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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  We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

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  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

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  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

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  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

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  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

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  the payment of principal, any premium or interest or

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  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

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  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

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  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions—Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

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  We must deliver certain certificates and documents to the trustee.

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

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  change the stated maturity of the principal of, or interest on, a debt security;

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  reduce any amounts due on a debt security;

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  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

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  adversely affect any right of repayment at the holder's option;

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  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

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  impair your right to sue for payment;

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  adversely affect any right to convert or exchange a debt security in accordance with its terms;

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  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

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  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

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  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

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  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

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  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

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  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

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  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  Full Defeasance

        If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

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  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

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  only in fully registered certificated form,

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  without interest coupons, and

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  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

        Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

        American Stock Transfer & Trust Company, LLC will serve as trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

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  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

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  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

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  if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  if applicable, a discussion of certain U.S. Federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

REGULATION

        We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

            (c)   satisfies any of the following:

              1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

              3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

              4.     does not have any class of securities listed on a national securities exchange; or

              5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

          (2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

          (3)   Securities of any eligible portfolio company which we control.

          (4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

          (5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. Federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

        We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

Investment Concentration

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

        We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. Federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

        Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

          Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of auditors.     Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management's recommendation.

          Changes in capital structure.     Changes in a company's charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. Federal regulation.

          Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

          Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

          Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

          Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock splits.     Prospect Capital Management will generally vote with the management of the Company on stock split matters.

          Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

          Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

          Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.

          Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

          Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

          Proxy voting.     Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

          Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

    •
    copies of its proxy voting polices and procedures;

    •
    copies of all proxy statements;

    •
    records of all votes cast by Prospect Capital Management;

    •
    copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

    •
    copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

        Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers' required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.

        The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $78,544. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

        Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

        We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

  •
  the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

  •
  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

  •
  any securities exchanges on which the Securities may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.

        We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.

        We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

        If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.

        In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

        We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2011, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

F-1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

        We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, including the schedule of investments, as of June 30, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2011, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2011, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 29, 2011 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP

BDO USA, LLP
New York, New York
August 29, 2011

F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share and per share data)

	June 30, 2011	June 30, 2010
Assets (Note 5)
Investments at fair value:
Control investments (net cost of $262,301 and $185,720, respectively)	$310,072	$195,958
Affiliate investments (net cost of $56,833 and $65,082, respectively)	72,337	73,740
Non-control/Non-affiliate investments (net cost of $1,116,601 and $477,957, respectively)	1,080,601	478,785

Total investments at fair value (net cost of $1,435,734 and $728,759, respectively, Note 4)	1,463,010	748,483

Investments in money market funds	59,903	68,871
Cash	1,492	1,081
Receivables for:
Interest, net	9,269	5,356
Dividends	—	1
Other	267	419
Prepaid expenses	101	371
Deferred financing costs	15,275	7,579
Other assets	—	534

Total Assets	1,549,317	832,695

Liabilities
Credit facility payable (Note 5)	84,200	100,300
Senior convertible notes (Note 6)	322,500	—
Dividends payable	10,895	6,909
Due to Prospect Administration (Note 10)	212	294
Due to Prospect Capital Management (Note 10)	7,706	9,006
Accrued expenses	5,876	4,057
Other liabilities	3,571	705

Total Liabilities	434,960	121,271

Net Assets (Note 3)	$1,114,357	$711,424

Components of Net Assets
Common stock, par value $0.001 per share (200,000,000 and 100,000,000 common shares authorized, respectively; 107,606,690 and 69,086,862 issued and outstanding, respectively) (Note 7)	$108	$69
Paid-in capital in excess of par (Note 7)	1,196,741	805,918
Distributions in excess of net investment income	(21,638)	(9,692)
Accumulated realized losses on investments	(88,130)	(104,595)
Unrealized appreciation on investments	27,276	19,724

Net Assets (Note 3)	$1,114,357	$711,424

Net Asset Value Per Share	$10.36	$10.30

See notes to consolidated financial statements.

F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009
Investment Income
Interest income: (Note 4)
Control investments (Net of foreign withholding tax of $0, $19, and $166, respectively)	$21,747	$17,218	$19,281
Affiliate investments	11,307	7,957	3,039
Non-control/Non-affiliate investments	101,400	61,343	40,606

Total interest income	134,454	86,518	62,926

Dividend income:
Control investments	13,569	14,860	22,468
Non-control/Non-affiliate investments	1,507	474	—
Money market funds	16	32	325

Total dividend income	15,092	15,366	22,793

Other income: (Note 8)
Control investments	2,829	261	1,249
Affiliate investments	190	169	—
Non-control/Non-affiliate investments	16,911	3,613	13,513
Gain on Patriot acquisition (Note 3)	—	8,632	—

Total other income	19,930	12,675	14,762

Total Investment Income	169,476	114,559	100,481

Operating Expenses
Investment advisory fees:
Base management fee (Note 10)	22,496	13,929	11,915
Income incentive fee (Note 10)	23,555	16,798	14,790

Total investment advisory fees	46,051	30,727	26,705

Interest and credit facility expenses	17,598	8,382	6,161
Sub-administration fees	—	—	846
Legal fees	1,062	702	947
Valuation services	992	734	705
Audit, compliance and tax related fees	876	981	1,015
Allocation of overhead from Prospect Administration (Note 10)	4,979	3,361	2,856
Insurance expense	285	254	246
Directors' fees	255	255	269
Potential merger expenses (Note 11)	—	852	—
Other general and administrative expenses	3,157	1,121	1,035
Excise taxes	—	—	533

Total Operating Expenses	75,255	47,369	41,318

Net Investment Income	94,221	67,190	59,163

Net realized gain (loss) on investments (Note 4)	16,465	(51,545)	(39,078)
Net change in unrealized appreciation on investments (Note 4)	7,552	3,980	15,019

Net Increase in Net Assets Resulting from Operations	$118,238	$19,625	$35,104

Net increase in net assets resulting from operations per share: (Note 9 and Note 14)	$1.38	$0.33	$1.11

Weighted average shares of common stock outstanding:	85,978,757	59,429,222	31,559,905

See notes to consolidated financial statements.

F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share data)

	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009
Increase in Net Assets from Operations:
Net investment income	$94,221	$67,190	$59,163
Net gain (loss) on investments	16,465	(51,545)	(39,078)
Net change in unrealized appreciation on investments	7,552	3,980	15,019

Net Increase in Net Assets Resulting from Operations	118,238	19,625	35,104

Dividends to Shareholders	(106,167)	(101,034)	(36,519)

Capital Share Transactions:
Net proceeds from capital shares sold	381,316	158,002	100,304
Less: Offering costs of public share offerings	(1,388)	(1,781)	(1,023)
Fair value of equity issued in conjunction with Patriot acquisition	—	92,800	—
Reinvestment of dividends	10,934	11,216	5,107

Net Increase in Net Assets Resulting from Capital Share Transactions	390,862	260,237	104,388

Total Increase in Net Assets:	402,933	178,828	102,973
Net assets at beginning of year	711,424	532,596	429,623

Net Assets at End of Year	$1,114,357	$711,424	$532,596

Capital Share Activity:
Shares sold	37,494,476	16,683,197	12,942,500
Shares issued for Patriot acquisition	—	8,444,068	—
Shares issued through reinvestment of dividends	1,025,352	1,016,513	480,205

Net increase in capital share activity	38,519,828	26,143,778	13,422,705
Shares outstanding at beginning of year	69,086,862	42,943,084	29,520,379

Shares Outstanding at End of Year	107,606,690	69,086,862	42,943,084

See notes to consolidated financial statements.

F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share data)

	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$118,238	$19,625	$35,104
Net realized (gain) loss on investments	(16,465)	51,545	39,078
Net change in unrealized appreciation on investments	(7,552)	(3,980)	(15,019)
Accretion of purchase discount on investments	(23,035)	(20,313)	(2,399)
Amortization of deferred financing costs	5,365	5,297	759
Gain on Patriot acquisition (Note 3)	—	(8,632)	—
Change in operating assets and liabilities:
Payments for purchases of investments	(943,703)	(150,108)	(96,144)
Payment-in-kind interest	(9,634)	(7,554)	(2,161)
Proceeds from sale of investments and collection of investment principal	285,862	136,221	27,007
Purchases of cash equivalents	—	(199,997)	(39,999)
Sales of cash equivalents	—	199,997	39,999
Net decrease (increase) of investments in money market funds	8,968	29,864	(65,735)
(Increase) decrease in interest receivable, net	(3,913)	530	532
Decrease in dividends receivable	1	27	4,220
Decrease in loan principal receivable	—	—	71
Decrease (increase) in other receivables	152	152	(4)
Decrease (increase) in prepaid expenses	270	(268)	205
Decrease in due from Prospect Administration	—	1,500	—
Decrease (increase) in other assets	534	(534)	—
(Decrease) increase in due to Prospect Administration	(82)	(548)	147
(Decrease) increase in due to Prospect Capital Management	(1,300)	3,135	(75)
Increase (decrease) in accrued expenses	1,819	(1,291)	1,277
Increase (decrease) in other liabilities	2,866	170	(863)

Net Cash (Used In) Provided By Operating Activities:	(581,609)	54,838	(74,000)

Cash Flows from Investing Activities:
Acquisition of Patriot, net of cash acquired (Note 3)	—	(106,586)	—

Net Cash Used In Investing Activities:	—	(106,586)	—

Cash Flows from Financing Activities:
Borrowings under Senior Convertible Notes (Note 6)	322,500	—	—
Borrowings under credit facility	465,900	244,100	100,157
Payments under credit facility	(482,000)	(268,600)	(66,524)
Financing costs paid and deferred	(13,061)	(5,925)	(6,270)
Net proceeds from issuance of common stock	381,316	158,001	100,304
Offering costs from issuance of common stock	(1,388)	(1,781)	(1,023)
Dividends paid	(91,247)	(82,908)	(43,257)

Net Cash Provided By Financing Activities:	582,020	42,887	83,387

Total Increase (Decrease) in Cash	411	(8,861)	9,387
Cash balance at beginning of year	1,081	9,942	555

Cash Balance at End of Year	$1,492	$1,081	$9,942

Cash Paid For Interest	$6,101	$1,444	$5,014

Non-Cash Financing Activity:

Amount of shares issued in connection with dividend reinvestment plan	$10,934	$11,216	$5,107

Fair value of shares issued in conjunction with the Patriot Acquisition	$—	$92,800	$—

See notes to consolidated financial statements.

F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc(28)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00%, due 6/30/2015)(3)(4)	$30,000	$30,000	$30,000	2.7%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	1.1%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,226	0.8%
		Common Stock (100 shares)		—	—	0.0%

				52,420	51,726	4.6%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50%, due 4/01/2013)(3)(4)	20,607	20,607	20,607	1.8%
		Subordinated Secured Note—Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	13,270	1.2%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				41,699	33,877	3.0%

AWCNC, LLC(20)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(26)	1,000	945	1,000	0.1%
		Senior Secured Term Loan B (8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	691	0.1%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,980	706	—	0.0%
		Common Stock (100 shares)(22)		—	—	0.0%
		Warrants (33,750 warrants)(22)		—	—	0.0%

				3,151	1,691	0.2%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(23)		580	4,699	0.4%

				580	4,699	0.4%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)	Maine / Biomass Power	Common Stock (1,000 shares)		2,540	—	0.0%

				2,540	—	0.0%

Freedom Marine Services LLC(21)	Louisiana / Shipping Vessels	Subordinated Secured Note (12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	11,674	11,303	3,079	0.3%
		Net Profits Interest (22.50% payable on equity distributions)(7)		—	—	0.0%

				11,303	3,079	0.3%

Gas Solutions Holdings, Inc.(8)(3)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	25,000	25,000	25,000	2.2%
		Junior Secured Note (18.00%, due 12/12/2016)	12,000	12,000	12,000	1.1%
		Common Stock (100 shares)		5,003	68,406	6.2%

				42,003	105,406	9.5%

See notes to consolidated financial statements.

F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—4/10/2013)(10)	$1,708	$1,708	$1,708	0.2%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	59	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	960	660	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				18,220	1,767	0.2%

Iron Horse Coiled Tubing, Inc.(24)	Alberta, Canada / Production Services	Senior Secured Tranche 2 (Zero Coupon, due 1/1/2016)	2,338	2,338	2,186	0.2%
		Senior Secured Tranche 3 (2.00%, due 1/1/2016)	12,000	11,781	11,514	1.0%
		Common Stock (3,821 shares)		268	1,657	0.2%

				14,387	15,357	1.4%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,248	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,743	5,991	—	0.0%
		Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	3,550	3,550	1,312	0.1%
		Manx—Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx—Common Stock (3,416,335 shares)		1,171	—	0.0%

				19,019	1,312	0.1%

NMMB Holdings, Inc.(25)	New York / Media	Revolving Line of Credit—$3,000 Commitment (10.50%, due 5/6/2016)(4)(26)	—	—	—	0.0%
		Senior Term Loan (14.00%, due 5/6/2016)	24,250	24,250	24,250	2.2%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	4,400	0.4%

				31,450	31,450	2.8%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3)(4)	13,080	13,080	13,080	1.2%
		Common Stock (800 shares)		2,317	32,403	2.9%

				15,397	45,483	4.1%

Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit—$2,000 Commitment (7.25% plus 2.00% default interest, due 9/04/2012)(4)(26)	1,093	1,014	1,093	0.1%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	4,538	902	4,538	0.4%
		Senior Subordinated Debt (15.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,910	—	478	0.0%
		Preferred Stock—Class A (2,850 shares)		—	—	0.0%
		Preferred Stock—Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				1,916	6,109	0.5%

See notes to consolidated financial statements.

F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		$1,682	$2,178	0.2%
		Common Stock (545,107 shares)		5,086	5,938	0.5%

				6,768	8,116	0.7%

Yatesville Coal Holdings, Inc.(11)	Kentucky / Mining, Steel, Iron and Non-Precious	Senior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	$1,035	1,035	—	0.0%
	Metals and Coal Production	Junior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	413	413	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,448	—	0.0%

		Total Control Investments		262,301	310,072	27.8%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	27,014	2.4%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	5,597	0.6%
		Preferred Stock Series B (1,753.64 shares)(13)		579	1,409	0.1%

				29,106	34,020	3.1%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50%, due 9/16/2013)(3)(4)	2,710	2,423	2,674	0.2%
		Senior Secured Term Loan B (10.00%, due 9/16/2013)(3)(4)	4,753	4,025	4,722	0.4%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,727	6,483	7,766	0.8%
		Preferred Stock (1,000,000 shares)		—	470	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				12,931	15,632	1.4%

Smart, LLC(15)	New York / Diversified / Conglomerate Service	Membership Interest—Class B (1,218 units)		—	—	0.0%
		Membership Interest—Class D (1 unit)		—	—	0.0%

				—	—	0.0%

Sport Helmets Holdings, LLC(15)	New York / Personal & Nondurable Consumer	Revolving Line of Credit—$3,000 Commitment (4.00%, due 12/14/2013)(4)(26)(27)	—	—	—	0.0%
	Products	Senior Secured Term Loan A (4.00%, due 12/14/2013)(3)(4)	2,125	1,326	2,107	0.2%
		Senior Secured Term Loan B (4.50%, due 12/14/2013)(3)(4)	7,313	5,616	7,271	0.7%
		Senior Subordinated Debt—Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,550	6,318	7,550	0.7%
		Senior Subordinated Debt—Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,427	1,077	1,427	0.1%
		Common Stock (20,974 shares)		459	4,330	0.3%

				14,796	22,685	2.0%

		Total Affiliate Investments		56,833	72,337	6.5%

See notes to consolidated financial statements.

F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$194	0.0%

				141	194	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit—$500 Commitment (9.50%, due 11/01/2012)(4)(26)(27)	$—	—	—	0.0%
		Senior Secured Term Loan (9.50%, due 11/01/2012)(3)(4)	3,663	3,663	3,663	0.3%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	4,900	4,900	4,900	0.5%
		Convertible Preferred Stock (32,500 units)		396	280	0.0%

				8,959	8,843	0.8%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% plus 2.50% PIK, due 3/10/2016)(3)(4)	30,169	30,169	30,169	2.7%
		Membership Interest in AGC/PEP, LLC (99.9999%)(16)		—	4,158	0.4%

				30,169	34,327	3.1%

Arrowhead General Insurance Agency, Inc.(17)	California / Insurance	Junior Secured Term Loan (11.25%, due 9/30/2017)(4)	27,000	27,000	27,000	2.4%

				27,000	27,000	2.4%

Byrider Systems Acquisition Corp.	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)	25,082	25,082	25,082	2.3%

				25,082	25,082	2.3%

Caleel + Hayden, LLC(15)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	718	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	718	0.1%

Cargo Airport Services USA, LLC.	New York / Transportation	Revolving Line of Credit—$5,000 Commitment (11.50%, due 3/31/2012)(4)(26)	4,935	4,935	4,935	0.4%
		Senior Secured Term Loan (11.50%, due 3/31/2016)(4)	52,669	52,669	53,459	4.8%
		Common Equity (1.5 units)		1,500	1,824	0.2%

				59,104	60,218	5.4%

Clearwater Seafoods LP	Canada / Food Products	Second Lien Term Loan (12.00%, due 2/4/2016)	45,000	45,000	45,000	4.0%

				45,000	45,000	4.0%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.00%, due 2/9/2016)(4)(26)	—	—	—	0.0%
		Senior Secured Term Loan A (8.00%, due 2/9/2016)(3)(4)	11,250	11,250	11,419	1.0%
		Senior Secured Term Loan B (14.00%, due 2/9/2016)(4)	11,250	11,250	11,419	1.0%
		Preferred Stock—Series A (1,000,000 shares)		67	1,227	0.2%
		Preferred Stock—Series C (212,121 shares)		212	317	0.0%

				22,779	24,382	2.2%

CRT MIDCO, LLC.	Wisconsin / Media	Revolving Line of Credit—$7,500 Commitment (10.50%, due 6/30/2012)(4)(26)	—	—	—	0.0%
		Senior Secured Term Loan (10.50%, due 6/30/2017)(4)	75,000	75,000	75,000	6.7%

				75,000	75,000	6.7%

Deb Shops, Inc.(17)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	19,906	14,606	—	0.0%

				14,606	—	0.0%

See notes to consolidated financial statements.

F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		$—	$—	0.0%

				—	—	0.0%

Empire Today, LLC(17)	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	$7,500	7,424	7,500	0.7%

				7,424	7,500	0.7%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Preferred Stock—Class A (285.1 shares)		377	795	0.1%
		Common Stock—Class B (28 shares)		211	579	0.1%

				588	1,374	0.2%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	3,345	3,345	3,345	0.3%
		Membership Class A (875,000 units)		875	983	0.1%

				4,220	4,328	0.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% PIK, in non-accrual status effective 01/01/2011, past due)(4)	60,930	60,019	38,463	3.5%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				60,019	38,463	3.5%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,400	1.8%

				20,000	20,400	1.8%

Hudson Products Holdings, Inc.(17)	Texas / Manufacturing	Senior Secured Term Loan (8.50%, due 8/24/2015)(3)(4)	6,348	5,819	5,597	0.5%

				5,819	5,597	0.5%

ICON Health & Fitness, Inc(17)	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,407	45,040	4.0%

				43,407	45,040	4.0%

IEC-Systems, LP ("IEC") /Advanced Rig Services, LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3)(4)	15,360	15,360	15,360	1.5%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3)(4)	7,716	7,716	7,716	0.7%

				23,076	23,076	2.2%

JHH Holdings, Inc.	Texas / Healthcare	Senior Subordinated Debt (12.00% plus 2.50% PIK, due 6/23/2016)(4)	15,439	15,439	15,439	1.5%

				15,439	15,439	1.5%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50%, due 6/30/2012)(4)(26)(27)		—	—	0.0%
		Senior Secured Term Loan A (8.50%, due 6/30/2012)(3)(4)	1,052	1,052	1,041	0.1%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,299	4,486	0.4%
		Membership Interest (125 units)		216	219	0.0%

				5,567	5,746	0.5%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)(3)	9,188	8,250	9,188	0.8%
		Membership Interest (250 units)		111	617	0.1%

				8,361	9,805	0.9%

See notes to consolidated financial statements.

F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		$1,252	$1,623	0.1%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	1,623	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50%, due 2/1/2016)(26)	$—	—	—	0.0%
		Senior Secured Term Loan (11.25%, due 2/1/2016)(3)	20,500	20,500	20,500	1.8%

				20,500	20,500	1.8%

Mood Media Corporation(17)	Canada / Media	Senior Subordinated Term Loan (10.25%, due 11/6/2018)(4)	15,000	14,852	14,850	1.3%

				14,852	14,850	1.3%

New Meatco Provisions, LLC.	California / Food Products	Senior Subordinated Term Loan (12.00% plus 4.00% PIK due 4/18/2016)(4)	13,106	13,106	13,106	1.2%

				13,106	13,106	1.2%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50%, due 7/30/2015)(4)(26)	—	—	—	0.0%
		Senior Secured Term Loan A (10.50%, due 7/30/2015)(3)(4)	17,369	17,369	17,369	1.5%
		Common Stock (50 shares)		371	565	0.1%

				17,740	17,934	1.6%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0%, due 3/2/2015)(26)	—	—	—	0.0%
		Senior Secured Term Loan (11.00%, due 3/2/2015)	12,422	12,422	12,422	1.1%

				12,422	12,422	1.1%

Pinnacle Treatment Centers, Inc(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0%, due 1/10/2016)(26)	250	250	250	0.0%
		Senior Secured Term Loan (11.00%, due 1/10/2016)(3)	18,763	18,763	18,763	1.7%

				19,013	19,013	1.7%

Potters Holdings II, L.P.(17)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25%, due 11/6/2017)(4)	15,000	14,779	14,775	1.4%

				14,779	14,775	1.4%

Pre-Paid Legal Services, Inc(17)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00%, due 12/31/2016)(4)	5,000	5,000	5,000	0.4%

				5,000	5,000	0.4%

Progressive Logistics Services, LLC(3)	Georgia / Commercial Services	Senior Secured Term Loan A (8.50%, due 1/6/2016)(4)	14,625	14,625	14,625	1.3%
		Senior Secured Term Loan B (14.50%, due 1/6/2016)(4)	15,000	15,000	15,000	1.4%

				29,625	29,625	2.7%

Progrexion Holdings, Inc(29)	Utah / Consumer Services	Senior Secured Term Loan A (10.75%, due 12/31/2014)(3)(4)	35,618	35,618	35,618	3.2%
		Senior Secured Term Loan B (10.75%, due 12/31/2014)(4)	32,668	32,668	32,668	2.9%

				68,286	68,286	6.1%

See notes to consolidated financial statements.

F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ROM Acquisition Corporation	Missouri / Automobile	Revolving Line of Credit—$1,750 Commitment (4.25%, due 2/08/2013)(4)(26)(27)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (4.25%, due 2/08/2013)(3)(4)	2,932	2,684	2,895	0.3%
		Senior Secured Term Loan B (8.00%, due 5/08/2013)(3)(4)	7,187	7,187	7,187	0.6%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,208	6,971	7,280	0.7%

				16,842	17,362	1.6%

Royal Adhesives & Sealants, LLC.	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	25,277	25,277	25,277	2.3%

				25,277	25,277	2.3%

SG Acquisition, Inc(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50%, due 3/18/2016)	29,925	29,925	30,224	2.7%
		Senior Secured Term Loan B (14.50%, due 3/18/2016)(3)	29,925	29,925	30,224	2.7%

				59,850	60,448	5.4%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% plus 2.00% PIK, due 3/14/2014)(3)(4)	6,788	6,604	6,787	0.6%

				6,604	6,787	0.6%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK, due 3/31/2016)(3)(4)	36,248	36,248	36,248	3.2%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(18)		2,000	2,562	0.2%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(18)		1,322	762	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(18)		673	674	0.1%

				40,243	40,246	3.6%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,908	15,000	1.3%

				14,908	15,000	1.3%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,059	14,502	15,059	1.4%
		Series A Preferred Stock (4,021.45 shares)	—	56	55	0.0%
		Series B Preferred Stock (1,866.10 shares)	—	56	55	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	472	0.0%

				15,093	15,641	1.4%

SonicWALL, Inc.	California / Software & Computer Services	Subordinated Secured (12.00%, due 1/23/2017)(3)(4)	23,000	22,982	23,000	2.1%

				22,982	23,000	2.1%

Springs Window Fashions, LLC.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25%, due 11/30/2017)(4)	35,000	35,000	35,000	3.1%

				35,000	35,000	3.1%

ST Products, LLC.	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00%, due 6/16/2016)(4)	26,500	26,500	26,500	2.4%

				26,500	26,500	2.4%

See notes to consolidated financial statements.

F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50%, due 1/21/2016)(3)(4)	$22,700	$22,700	$22,700	2.0%

				22,700	22,700	2.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% plus 3.75% PIK, due 12/01/2015)(3)(4)(26)	30,699	30,624	21,750	1.9%
		Overriding Royalty Interests(19)		—	2,168	0.2%

				30,624	23,918	2.1%

U.S. HealthWorks Holding Company, Inc(17)	California / Healthcare	Second Lien Term Loan (10.50%, due 6/15/2017)(4)	25,000	25,000	25,000	2.2%

				25,000	25,000	2.2%

Targus Group International, Inc(17)	California / Durable Consumer Products	First Lien Term Loan (11.00%, due 5/25/2016)(4)	24,000	23,526	24,000	2.1%

				23,526	24,000	2.1%

VPSI, Inc.	Michigan / Transportation	First Lien Senior Secured Note (12.00%, due 12/23/2015)(4)	17,646	17,646	17,646	1.6%

				17,646	17,646	1.6%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/01/2008, past due)(4)	15,000	15,000	7,230	0.6%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	7,230	0.6%

		Total Non-control/Non-affiliate Investments (Level 3
		Investments)		1,116,481	1,080,421	97.0%

		Total Level 3 Portfolio Investments		1,435,615	1,462,830	131.3%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	35	0.0%

				56	35	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	145	0.0%

				63	145	0.0%

		Total Non-control/Non-affiliate Investments (Level 1
		Investments)		119	180	0.0%

		Total Portfolio Investments		1,435,734	1,463,010	131.3%

See notes to consolidated financial statements.

F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				$45,986	$45,986	4.2%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				13,916	13,916	1.2%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		59,903	59,903	5.4%

		Total Investments		1,495,637	1,522,913	136.7%

See notes to consolidated financial statements.

F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50%, due 4/01/2013)(3)(4)	$21,047	$21,047	$21,047	3.0%
		Subordinated Secured Note—Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3)(4)	16,306	16,306	9,857	1.3%
		Subordinated Secured Note—Tranche B (15.00%, due 10/30/2010)	500	500	—	0.0%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				43,910	30,904	4.3%

AWCNC, LLC(20)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (4.75% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4)(26)	1,000	945	850	0.1%
		Senior Secured Term Loan B (8.25% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	1,282	0.2%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,624	707	—	0.0%
		Common Stock (100 shares)(22)		—	—	0.0%
		Warrants (33,750 warrants)(22)		—	—	0.0%

				3,152	2,132	0.3%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(23)		580	4,128	0.6%

				580	4,128	0.6%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)	Maine / Biomass Power	Common Stock (1,000 shares)		2,383	—	0.0%

				2,383	—	0.0%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (13.00% plus 5.50% PIK, due 5/01/2013)	3,811	3,631	3,811	0.5%
		Membership Interest(25)		1,899	4,812	0.7%

				5,530	8,623	1.2%

Freedom Marine Services LLC	Louisiana / Shipping Vessels	Subordinated Secured Note (16.00% PIK, due 12/31/2011)(3)	10,088	10,040	3,583	0.5%
		Net Profits Interest (22.50% payable on equity distributions)(3)(7)		—	—	0.0%

				10,040	3,583	0.5%

Gas Solutions Holdings, Inc.(8)(3)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	25,000	25,000	25,000	3.5%
		Junior Secured Note (18.00%, due 12/12/2016)	7,500	7,500	7,500	1.1%
		Common Stock (100 shares)		5,003	60,596	8.5%

				37,503	93,096	13.1%

See notes to consolidated financial statements.

F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Senior Demand Note (15.00%, past due)(10)	$1,170	$1,170	$1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	1,100	800	1,100	0.2%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	2,272	0.2%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	4,542	0.6%

Iron Horse Coiled Tubing, Inc.(24)	Alberta, Canada / Production Services	Senior Secured Tranche 1 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2015)	615	396	615	0.1%
		Senior Secured Tranche 2 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2015)	2,337	2,338	2,338	0.3%
		Senior Secured Tranche 3 (1.00%, in non-accrual status effective 1/01/2010, due 12/31/2016)	18,000	18,000	9,101	1.3%
		Common Stock (3,821 shares)		268	—	0.0%

				21,002	12,054	1.7%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,073	2,000	472	0.1%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,219	5,991	1,414	0.2%
		Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,800	2,800	2,800	0.4%
		Manx—Preferred Stock (6,635 shares)		6,308	—	0.0%
		Manx—Common Stock (3,416,335 shares)		1,171	—	0.0%

				18,270	4,686	0.7%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3)(4)	13,080	13,080	13,080	1.8%
		Common Stock (800 shares)		2,317	7,031	1.0%

				15,397	20,111	2.8%

Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit—$2,000 Commitment (7.25% plus 2.00% default interest, due 9/04/2012)(4)(26)	1,093	958	1,093	0.1%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	5,139	1,503	3,301	0.5%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,368	—	—	0.0%
		Preferred Stock—Class A (2,850 shares)		—	—	0.0%
		Preferred Stock—Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				2,461	4,394	0.6%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	1,697	0.2%
		Common Stock (545,107 shares)		5,086	4,626	0.7%

				6,768	6,323	0.9%

See notes to consolidated financial statements.

F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Sidump'r Trailer Company, Inc.	Nebraska / Automobile	Revolving Line of Credit—$2,000 Commitment (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)(26)	$1,025	$479	$574	0.1%
		Senior Secured Term Loan A (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,048	463	—	0.0%
		Senior Secured Term Loan B (8.75%, in-non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,321	—	—	0.0%
		Senior Secured Term Loan C (16.50% PIK, in non-accrual status effective 9/27/2008, due 7/10/2011)	3,085	—	—	0.0%
		Senior Secured Term Loan D (7.25%, in non-accrual status effective 11/01/2008, due 7/10/2011)(4)	1,700	—	—	0.0%
		Preferred Stock (49,843 shares)		—	—	0.0%
		Common Stock (64,050 shares)		—	—	0.0%

				942	574	0.1%

Yatesville Coal Holdings, Inc.(11)	Kentucky / Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	10,000	1,035	808	0.1%
		Junior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	41,931	95	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,130	808	0.1%

		Total Control Investments		185,720	195,958	27.5%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	26,744	3.8%
		Preferred Stock (9,925.455 shares)(13)		2,300	2,759	0.4%

				28,527	29,503	4.2%

Boxercraft Incorporated	Georgia / Textiles & Leather	Revolving Line of Credit—$1,000 Commitment (9.00%, due 9/16/2013)(26)(27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (9.50%, due 9/16/2013)(3)(4)	3,843	3,330	3,577	0.5%
		Senior Secured Term Loan B (10.00%, due 9/16/2013)(3)(4)	4,822	3,845	4,386	0.6%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,235	5,775	6,717	1.0%
		Preferred Stock (1,000,000 shares)		—	205	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				13,950	15,885	2.2%

KTPS Holdings, LLC	Colorado / Textiles & Leather	Revolving Line of Credit—$1,500 Commitment (10.50%, due 1/31/2012)(26)(27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (10.50%, due 1/31/2012)(3)(4)	3,130	2,847	2,916	0.4%
		Senior Secured Term Loan B (12.00%, due 1/31/2012)(3)	435	377	409	0.1%
		Senior Secured Term Loan C (12.00% plus 6.00% PIK, due 3/31/2012)(3)	4,932	4,345	4,796	0.7%
		Membership Interest—Class A (730 units)		—	—	0.0%
		Membership Interest—Common (199,795 units)		—	—	0.0%

				8,569	9,121	1.3%

See notes to consolidated financial statements.

F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Smart, LLC(15)	New York / Diversified / Conglomerate Service	Membership Interest—Class B (1,218 units)		$—	$—	0.0%
		Membership Interest—Class D (1 unit)		—	—	0.0%

				—	—	0.0%

Sport Helmets Holdings, LLC(15)	New York / Personal & Nondurable Consumer Products	Revolving Line of Credit—$3,000 Commitment (4.54%, due 12/14/2013)(26)(27)		—	—	0.0%
		Senior Secured Term Loan A (4.54%, due 12/14/2013)(3)(4)	$3,025	1,658	2,993	0.4%
		Senior Secured Term Loan B (5.04%, due 12/14/2013)(3)(4)	7,388	5,161	6,432	0.9%
		Senior Subordinated Debt—Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,325	5,857	6,734	0.9%
		Senior Subordinated Debt—Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,357	952	1,160	0.2%
		Common Stock (20,554 shares)		408	1,912	0.3%

				14,036	19,231	2.7%

		Total Affiliate Investments		65,082	73,740	10.4%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	340	0.0%

				141	340	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit—$500 Commitment (9.50%, due 11/01/2012)(26)(27)		—	—	0.0%
		Senior Secured Term Loan (9.50%, due 11/01/2012)(3)(4)	4,565	4,565	4,248	0.6%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	5,134	5,134	4,807	0.7%
		Convertible Preferred Stock (32,500 units)		396	98	0.0%

				10,095	9,153	1.3%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	14,931	2.1%
		Membership Interest in AGC/PEP, LLC (99.9999%)(16)		1,031	3,532	0.5%

				15,814	18,463	2.6%

Arrowhead General Insurance Agency, Inc.(17)	California / Insurance	Senior Secured Term Loan (8.50%, due 8/08/2012)	850	809	830	0.1%
		Junior Secured Term Loan (10.25% plus 2.50% PIK, due 2/08/2013)	6,179	5,002	5,122	0.7%

				5,811	5,952	0.8%

Caleel + Hayden, LLC(15)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	818	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	818	0.1%

See notes to consolidated financial statements.

F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Castro Cheese Company, Inc.	Texas / Food Products	Subordinated Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	$7,692	$7,597	$7,769	1.1%

				7,597	7,769	1.1%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit—$500 Commitment (10.00%, due 10/08/2013)(4)(26)	150	22	150	0.0%
		Senior Secured Term Loan A (10.00%, due 10/08/2013)(3)(4)	5,850	5,058	5,416	0.8%
		Senior Subordinated Debt (10.00% plus 10.00% PIK, due 4/08/2014)	13,390	11,421	12,677	1.8%
		Preferred Stock—Series A (1,000,000 shares)		67	104	0.0%
		Preferred Stock—Series C (212,121 shares)		212	246	0.0%

				16,780	18,593	2.6%

Deb Shops, Inc.(17)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	17,562	14,606	2,051	0.3%

				14,606	2,051	0.3%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	193	0.0%

				—	193	0.0%

EXL Acquisition Corporation	South Carolina / Electronics	Revolving Line of Credit—$1,000 Commitment (7.75%, due 06/24/2015)(26)(27)		—	—	0.0%
		Senior Secured Term Loan A (7.75%, due 6/24/2015)(3)(4)	12,250	12,250	12,250	1.7%
		Senior Secured Term Loan B (12.00% plus 2.00% PIK, due 12/24/2015)(3)	12,250	12,250	12,250	1.7%
		Common Stock—Class A (2,475 shares)		437	363	0.1%
		Common Stock—Class B (25 shares)		252	103	0.0%

				25,189	24,966	3.5%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Preferred Stock—Class A (285.1 shares)		377	435	0.1%
		Common Stock—Class B (28 shares)		211	228	0.0%

				588	663	0.1%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% PIK, due 9/30/2010)	59,107	59,107	48,867	6.9%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	827	0.1%

				59,107	49,694	7.0%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,000	2.8%

				20,000	20,000	2.8%

Hudson Products Holdings, Inc.(17)	Texas / Manufacturing	Senior Secured Term Loan (8.00%, due 8/24/2015)(3)(4)	6,365	5,734	5,314	0.7%

				5,734	5,314	0.7%

IEC-Systems, LP ("IEC") /Advanced Rig Services, LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3)(4)	19,008	19,008	19,008	2.7%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3)(4)	11,421	11,421	11,421	1.6%

				30,429	30,429	4.3%

See notes to consolidated financial statements.

F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Impact Products, LLC	Ohio / Home & Office Furnishings, Housewares & Durable	Junior Secured Term Loan (6.38%, due 9/09/2012)(4)	$7,300	$6,351	$7,290	1.0%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, due 9/09/2012)	5,548	5,300	5,548	0.8%

				11,651	12,838	1.8%

Label Corp Holdings, Inc.	Nebraska / Printing & Publishing	Senior Secured Term Loan (8.50%, due 8/08/2014)(3)(4)	5,794	5,222	5,284	0.7%

				5,222	5,284	0.7%

LHC Holdings Corp.(17)	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (9.00%, due 11/30/2012)(26)(27)		—	—	0.0%
		Senior Secured Term Loan A (9.00%, due 11/30/2012)(3)(4)	2,015	2,015	1,839	0.3%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,199	4,220	0.6%
		Membership Interest (125 units)		216	217	0.0%

				6,430	6,276	0.9%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)	8,671	7,351	8,643	1.2%
		Membership Interest (250 units)		145	390	0.1%

				7,496	9,033	1.3%

Maverick Healthcare, LLC	Arizona / Healthcare	Second Lien Debt (12.50% plus 3.50% PIK, due 4/30/2014)(3)	13,122	13,122	13,247	1.9%
		Preferred Units (1,250,000 units)		1,252	2,025	0.2%
		Common Units (1,250,000 units)		—	—	0.0%

				14,374	15,272	2.1%

Miller Petroleum, Inc.	Tennessee / Oil & Gas Production	Warrants, Common Stock (2,208,772 warrants, expiring 5/04/2010 to 3/31/2015)(14)		150	1,244	0.2%

				150	1,244	0.2%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,000 Commitment (4.36%, due 12/13/2012)(26)(27)	350	350	350	0.0%
		Senior Secured Term Loan A (4.36%, due 12/13/2012)(3)(4)	4,309	3,516	3,578	0.5%
		Senior Secured Term Loan B (4.86%, due 12/13/2012)(3)(4)	1,219	904	956	0.1%
		Subordinated Secured Term Loan (12.00% plus 3.00%, due 6/13/2013)(3)	2,971	2,468	2,606	0.4%
		Common Stock (50 shares)		371	564	0.1%

				7,609	8,054	1.1%

Prince Mineral Company, Inc.	New York / Metal Services and Minerals	Junior Secured Term Loan (9.00%, due 12/21/2012)(4)	11,150	11,150	11,150	1.6%
		Senior Subordinated Debt (13.00% plus 2.00%, due 7/21/2013)	12,260	1,420	12,260	1.7%

				12,570	23,410	3.3%

Qualitest Pharmaceuticals, Inc.(17)	Alabama / Pharmaceuticals	Second Lien Debt (7.79%, due 4/30/2015)(3)(4)	12,000	11,955	12,000	1.7%

				11,955	12,000	1.7%

See notes to consolidated financial statements.

F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Regional Management Corporation	South Carolina / Financial Services	Second Lien Debt (12.00% plus 2.00% PIK, due 6/29/2012)(3)	$25,814	$25,814	$25,592	3.6%

				25,814	25,592	3.6%

Roll Coater Acquisition Corp	Indiana / Metal Services and Minerals	Subordinated Secured Debt (10.25%, due 9/30/2010)	6,268	6,102	6,082	0.9%

				6,102	6,082	0.9%

ROM Acquisition Corporation	Missouri / Automobile	Revolving Line of Credit—$1,750 Commitment (4.50%, due 2/08/2013)(26)(27)		—	—	0.0%
		Senior Secured Term Loan A (4.50%, due 2/08/2013)(3)(4)	4,640	4,025	4,571	0.6%
		Senior Secured Term Loan B (8.00%, due 5/08/2013)(3)(4)	7,251	7,251	7,078	1.0%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,118	6,799	6,392	0.9%

				18,075	18,041	2.5%

Seaton Corp	Illinois / Business Services	Subordinated Secured (12.50% plus 2.00% PIK, due 3/14/2011)	12,296	12,060	12,132	1.7%

				12,060	12,132	1.7%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.00% PIK, due 3/31/2016)(3)	35,266	35,266	36,119	5.1%
		Membership Interest in Mistral Chip Holdings, LLC (2,000 units)(18)		2,560	6,136	0.9%
		Membership Interest in Mistral Chip Holdings, LLC 2 (595 units)(18)		762	1,825	0.2%

				38,588	44,080	6.2%

Skillsoft Public Limited Company	Ireland / Prepackaged Software	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,903	15,000	2.2%

				14,903	15,000	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$49,250 Commitment (12.00%, due 12/01/2012)(3)(4)	29,724	29,507	29,624	4.2%
		Overriding Royalty Interests(19)		—	2,768	0.4%

				29,507	32,392	4.6%

TriZetto Group(17)	California / Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	15,434	15,306	15,895	2.2%

				15,306	15,895	2.2%

Unitek Acquisition, Inc.(17)	Pennsylvania / Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3)(4)	11,500	11,387	11,615	1.7%

				11,387	11,615	1.7%

See notes to consolidated financial statements.

F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

			June 30, 2010
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	$15,000	$15,000	$8,779	1.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	8,779	1.2%

		Total Non-control/Non-affiliate Investments
		(Level 3 Investments)		476,441	477,417	67.1%

		Total Level 3 Portfolio Investments		727,243	747,115	105.0%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	38	0.0%

				56	38	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	97	0.0%

				63	97	0.0%

LyondellBasell Industries N.V.	Netherlands / Chemical Company	Class A Common Stock (26,961 shares)		874	435	0.2%
		Class B Common Stock (49,421 shares)		523	798	0.0%

				1,397	1,233	0.2%

		Total Non-control/Non-affiliate Investments
		(Level 1 Investments)		1,516	1,368	0.2%

		Total Portfolio Investments		728,759	748,483	105.2%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				62,183	62,183	8.8%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				6,687	6,687	0.9%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		68,871	68,871	9.7%

		Total Investments		797,630	817,354	114.9%

See notes to consolidated financial statements.

F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2011 and June 30, 2010

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2011, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2010, three of our portfolio investments, Allied, Dover and LyondellBasel Industries N.V., were publically traded and classified as Level 1 within the valuation hierarchy established by ASC 820. As of June 30 2011 and June 30, 2010, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 4 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is pledged as collateral for the revolving credit facility (See Note 5). The market values of these investments at June 30, 2011 and June 30, 2010 were $700,321 and $512,244, respectively; they represent 46.0% and 62.7% of total investments at fair value, respectively. Prospect Capital Funding, LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $631,915 and $451,648 of these investments as of June 30, 2011 and June 30, 2010, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a Libor floor. Stated interest rate was in effect at June 30, 2011 and June 30, 2010.

(5)
There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. ("WEHI"), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC ("Biochips"), which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. ("WECO"), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. ("CCEI"), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. ("Precision"), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips) Change Clean Energy Holdings, Inc. ("CCEHI") and DownEast Power Company, LLC ("DEPC"). We own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2011 and June 30, 2010 (Continued)

  On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. As a result of the foreclosure our direct ownership in CCEI increased to 3,265 shares of common stock. The assets were subsequently assigned to DEPC. WECO, CCEI and Biochips are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status.

  Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of $0 for all of these equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set value at zero for the CCEHI investment as of June 30, 2011 and June 30, 2010.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan was assigned to Manx, the holding company. As of June 30, 2011, our Board of Directors assessed a fair value of zero for the loan position in Coalbed LLC, a decrease of $1,414 from the fair value as of June 30, 2010.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. ("ICS") purchased during the foreclosure process.

(10)
Loan is with THS an affiliate of ICS.

(11)
On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. ("Yatesville"), and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. ("C&A"), Genesis Coal Corp. ("Genesis"), North Fork Collieries LLC ("North Fork") and Unity Virginia Holdings LLC ("Unity") were exchanged for newly issued debt from Yatesville, and our ownership interests in

F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2011 and June 30, 2010 (Continued)

  C&A, E&L Construction, Inc. ("E&L"), Whymore Coal Company Inc. ("Whymore") and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

  At June 30, 2011 and at June 30, 2010, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $9,325 note receivable from North Fork as of those two respective dates.

  At June 30, 2011 and at June 30, 2010, we owned 96% and 87%, respectively, of the common stock of Genesis and held a note receivable of $20,897 as of those two respective dates.

  Yatesville held a note receivable of $4,261 from Unity at June 30, 2011 and at June 30, 2010.

  There are several entities involved in Yatesville's investment in Whymore at June 30, 2009. As of June 30, 2009, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a $14,973 senior secured debt receivable from C&A, which owns the equipment. Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owned 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

  In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares ("Whymore Purchaser"). All reclamation liability was transferred to the Whymore Purchaser. In September 2009, Yatesville completed an auction for all of its equipment.

  Yatesville currently has no material operations. During the quarter ended December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at zero and $808 as of June 30, 2011 and June 30, 2010, respectively.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting in the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
Total common shares outstanding of 33,389,383 as of July 22, 2010 from Miller's Annual Report on Form 10-K filed on July 28, 2010 as applicable to our June 30, 2010 reporting date.

F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2011 and June 30, 2010 (Continued)

(15)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(16)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(17)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(18)
At June 30, 2011 and June 30, 2010, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options.

(19)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(20)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of June 30, 2011 and June 30, 2010.

(21)
We own 100% of Freedom Marine Holding, Inc., which owns 82.94% of the common units of Freedom Marine Services LLC.

(22)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(23)
We own 100% of C&J Cladding Holding Company, Inc., which owns 40% of the membership interests in C&J Cladding, LLC.

(24)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. From June 30, 2009 to June 30, 2011, our total ownership of Iron Horse decreased from 80.0% to 57.8%, respectively, and we will continue to transfer ownership interests to Iron Horse's management as they repay our outstanding debt.

As of June 30, 2011 and June 30, 2010, our Board of Directors assessed a fair value in Iron Horse of $15,357 and $12,054, respectively.

(25)
On May 6, 2011, we made a secured first-lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the

F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 and June 30, 2010

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2011 and June 30, 2010 (Continued)

  Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of June 30, 2011. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of June 30, 2011.

(26)
Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2011 and June 30, 2010, we have $35,822 and $29,908 of undrawn revolver commitments to our portfolio companies, respectively.

(27)
Stated interest rates are based on June 30, 2011 and June 30, 2010 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(28)
On July 30, 2010, we made a secured first-lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second-lien to AMU Holdings, Inc., and 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(29)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

          Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

          Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

          Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

  Interest Rate Risk

          Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

          Many of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected

F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

  2)
  the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation by our Investment Adviser within the valuation range presented by the independent valuation firm; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework

F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC Subtopic 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the years ended June 30, 2011 and 2010, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 6) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year it is earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2011 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors

F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Convertible Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to

F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption or July 1, 2011 for us. We do not believe that the adoption of the amended guidance in ASU 2011-02 will have a significant effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

Note 3. Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On December 2, 2009, Patriot made a final dividend payment equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot's common stock. The exchange ratio was adjusted to give effect to the final income distribution.

F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 3. Patriot Acquisition (Continued)

        The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation ("Prospect") in accordance with acquisition method of accounting as detailed in ASC 805, Business Combinations ("ASC 805"). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A preliminary gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot, which was revised in the fourth quarter of the fiscal year ended June 30, 2010 to $7,708, when we settled severance accruals related to certain members of Patriot's top management and finalized during the first quarter of the fiscal year ended June 30, 2011, to $8,632, when we settled the remaining severance accruals related to the last two members of Patriot's top management. Under ASC 805, the adjustments to our preliminary estimate were reflected in the three months ended December 31, 2009 (See Note 14). The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

Purchase Price Allocation

        The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(2,967)

Net assets acquired	209,715

Gain on Patriot acquisition(3)	$8,632

(1)
The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)
The fair value of Patriot's investments were determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase

F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 3. Patriot Acquisition (Continued)

  price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)
The gain has been determined after the final payments of certain liabilities have been settled.

Condensed Statement of Net Assets Acquired

        The following condensed statement of net assets acquired reflects the values assigned to Patriot's net assets as of the acquisition date, December 2, 2009.

Investment securities	$207,126
Cash and cash equivalents	1,697
Other assets	3,859

Total assets	212,682
Other liabilities	(2,967)

Final fair value of net assets acquired	$209,715

        The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Patriot acquisition actually been consummated at the beginning of each year presented. Certain one-time charges have been eliminated. The pro forma adjustments reflecting the allocation of the purchase price of Patriot and the gain of $8,632 recognized on the Patriot Acquisition have been eliminated from all periods presented. Management expects to realize net operating synergies from this transaction. The pro forma condensed combined financial information does not reflect the potential impact of these synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on December 2, 2009. There are no applicable pro-forma adjustments to the operating results for the year ended June 30, 2011 as the Patriot acquisition was consummated prior to the beginning of the fiscal year ended June 30, 2011.

	Year ended June 30,
	2010	2009
Total Investment Income	$119,258	$137,473
Net Investment Income	65,538	74,553
Net Increase (Decrease) in Net Assets Resulting from Operations	12,117	(7,302)
Net Increase (Decrease) in Net Assets Resulting from Operations per share	0.19	(0.14)

F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments

        At June 30, 2011, we had invested in 72 long-term portfolio investments, which had an amortized cost of $1,435,734 and a fair value of $1,463,010 and at June 30, 2010, we had invested in 58 long-term portfolio investments, which had an amortized cost of $728,759 and a fair value of $748,483.

        As of June 30, 2011, we own controlling interests in AIRMALL USA, Inc., Ajax Rolled Ring & Machine, Inc. ("Ajax"), AWCNC, LLC, Borga, Inc. ("Borga"), C&J Cladding, LLC, Change Clean Energy Holdings, Inc., Freedom Marine Services LLC ("Freedom Marine"), Gas Solutions Holdings, Inc. ("GSHI"), Integrated Contract Services, Inc. ("ICS"), Iron Horse Coiled Tubing, Inc. ("Iron Horse"), Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc., NRG Manufacturing, Inc., Nupla Corporation ("Nupla"), R-V Industries, Inc. and Yatesville Coal Holdings, Inc. ("Yatesville"). We also own an affiliated interest in Biotronic NeuroNetwork, Boxercraft Incorporated, Smart, LLC, and Sport Helmets Holdings, LLC.

        The composition of our investments as of June 30, 2011 and June 30, 2010 at cost and fair value was as follows:

	June 30, 2011		June 30, 2010
	Cost	Fair Value	Cost	Fair Value
Money Market Funds	$59,903	$59,903	$68,871	$68,871
Investments in debt securities	1,375,601	1,301,270	682,171	636,893
Investments in equity securities	60,133	161,740	46,588	111,590

Total Portfolio	$1,495,637	$1,522,913	$797,630	$817,354

        The fair values of our portfolio investments as of June 30, 2011 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Money Market Funds	$—	$59,903	$—	$59,903
Revolving Line of Credit	—	—	7,278	7,278
Senior Secured Debt	—	—	789,981	789,981
Subordinated Secured Debt	—	—	448,675	448,675
Subordinated Unsecured Debt	—	—	55,336	55,336
Equity	180	—	161,560	161,740

Total Portfolio	$180	$59,903	$1,462,830	$1,522,913

F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$310,072	$310,072
Affiliate investments	—	—	72,337	72,337
Non-control/non-affiliate investments	180	—	1,080,421	1,080,601

	180	—	1,462,830	1,463,010
Investments in money market funds	—	59,903	—	59,903

Total assets reported at fair value	$180	$59,903	$1,462,830	$1,522,913

        The fair values of our portfolio investments as of June 30, 2010 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Money Market Funds	$—	$68,871	$—	$68,871
Revolving Line of Credit	—	—	5,017	5,017
Senior Secured Debt	—	—	287,470	287,470
Subordinated Secured Debt	—	—	313,511	313,511
Subordinated Unsecured Debt	—	—	30,895	30,895
Equity	1,368	—	110,222	111,590

Total Portfolio	$1,368	$68,871	$747,115	$817,354

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Control investments	$—	$—	$195,958	$195,958
Affiliate investments	—	—	73,740	73,740
Non-control/Non-affiliate investments	1,368	—	477,417	478,785

	1,368	—	747,115	748,483
Investments in money market funds	—	68,871	—	68,871

Total assets reported at fair value	$1,368	$68,871	$747,115	$817,354

F-40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2011 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115

Total realized (loss) gain, net	8,558	(549)	8,052	16,061
Change in unrealized appreciation (depreciation)	37,165	7,398	(23,160)	21,403	(1)

Net realized and unrealized gain (loss)	45,723	6,849	(15,108)	37,464

Purchases of portfolio investments	92,662	1,380	840,464	934,506
Payment-in-kind interest	2,297	1,281	6,056	9,634
Accretion of purchase discount	244	2,630	20,161	23,035
Repayments and sales of portfolio investments	(22,774)	(13,543)	(252,607)	(288,924	)(2)
Transfers within Level 3	(4,038)	—	4,038	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

(1)
Relates to assets held at June 30, 2011

(2)
Includes change in unrealized appreciation (depreciation) of $14,060.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Equity	Total
Fair value as of June 30, 2010	$5,017	$287,470	$313,511	$30,895	$110,222	$747,115

Total realized (loss) gain, net	—	(1,072)	—	—	17,133	16,061
Change in unrealized (depreciation) appreciation(1)	(34)	(6,174)	(9,618)	(37)	37,266	21,403	(1)

Net realized and unrealized (loss) gain	(34)	(7,246)	(9,618)	(37)	54,399	37,464

Purchases of portfolio investments	9,385	572,637	294,331	39,410	18,743	934,506
Payment-in-kind interest	—	1,406	7,834	394	—	9,634
Accretion of purchase discount	184	5,119	17,563	169	—	23,035
Repayments and sales of portfolio investments	(7,274)	(69,405)	(174,946)	(15,495)	(21,804)	(288,924	)(2)
Transfers within Level 3	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—

Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$161,560	$1,462,830

(1)
Relates to assets held at June 30, 2011

(2)
Includes change in unrealized appreciation (depreciation) of $14,060.

F-41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the twelve months ended June 30, 2010 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2009	$206,332	$32,254	$308,582	$547,168

Total realized losses	(51,228)	—	—	(51,228)
Change in unrealized (depreciation) appreciation	(8,403)	9,948	4,085	5,630	(1)

Net realized and unrealized (loss) gain	(59,631)	9,948	4,085	(45,598)

Assets acquired in the Patriot acquisition	10,534	36,400	160,073	207,007
Purchases of portfolio investments	16,240	2,800	126,788	145,828
Payment-in-kind interest	2,871	775	3,905	7,552
Accretion of original issue discount	3,535	1,475	15,303	20,313
Dispositions of portfolio investments	(9,396)	(4,884)	(120,874)	(135,154	)(2)
Transfers within Level 3	25,473	(5,028)	(20,445)	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115

(1)
Relates to assets held at June 30, 2010

(2)
Includes change in unrealized appreciation (depreciation) of ($1,502).

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Equity/ Equivalents	Total
Fair value as of June 30, 2009	$—	$220,993	$194,547	$16,331	$115,297	$547,168

Total realized (loss) gain, net	—	(8,965)	(41,836)	—	(427)	(51,228)
Change in unrealized (depreciation) appreciation(1)	263	(13,982)	37,871	(580)	(17,942)	5,630	(1)

Net realized and unrealized (loss) gain	263	(22,947)	(3,965)	(580)	(18,369)	(45,598)

Assets acquired in the Patriot acquisition	8,979	98,310	94,369	14,902	5,349	207,007
Purchases of portfolio investments	3,745	31,607	86,195	232	9,379	145,828
Payment-in-kind interest	—	552	6,767	10	—	7,552
Accretion of purchase discount	2,526	9,793	7,984	—	—	20,313
Repayments and sales of portfolio investments	(10,496)	(50,838)	(72,386)	—	(1,434)	(135,154	)(2)
Transfers within Level 3	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—

Fair value as of June 30, 2010	$5,017	$287,470	$313,511	$30,895	$110,222	$747,115

(1)
Relates to assets held at June 30, 2010

(2)
Includes change in unrealized appreciation (depreciation) of ($1,502).

F-42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        During the year ended June 30, 2010, the valuation methodology for Ajax changed from a discounted cash flow analysis to an enterprise and equity valuation. The independent valuation agent proposed this adjustment due to our controlling equity interest in Ajax. As a result, and combined with declining financial results, the fair market value of Ajax decreased from $31,638 to $30,904 as of June 30, 2009 and June 30, 2010, respectively. There were no other material changes to our valuation methodology.

        At June 30, 2011, nine loan investments were on non-accrual status: Borga, Deb Shops, Inc. ("Deb Shops"), Freedom Marine, H&M Oil and Gas, LLC ("H&M"), ICS, Nupla, Manx, Wind River Resources Corp. and Wind River II Corp. ("Wind River"), and Yatesville. At June 30, 2010, nine loan investments were on non-accrual status: Borga, Deb Shops, ICS, Iron Horse, Nupla, Manx, Sidump'r Trailer Company, Inc., Wind River and Yatesville. The loan principal of these loans amounted to $154,752 and $163,653 as of June 30, 2011 and June 30, 2010, respectively. At June 30, 2011, H&M was placed on non-accrual status due to the inability of the company to service its debt and $2,407 of income recognized during the quarter ended March 31, 2011 was reversed. The fair values of these investments represent approximately 4.8% and 5.6% of our net assets as of June 30, 2011 and June 30, 2010, respectively. For the years ended June 30, 2011, June 30, 2010 and June 30, 2009, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $18,535, $19,764 and $18,746, respectively. At June 30, 2011, we held one asset on accrual status for which the payment of interest was past-due more than 60 days, Stryker Energy, LLC. The principal balance of this loan is $30,699 and the accrued interest receivable is $680 at June 30, 2011. The past due interest of $680 was collected in full on July 27, 2011. We expect full repayment of principal and interest on this loan.

        GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in GSHI through June 30, 2011 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. Of the $2,093 reimbursement, $179 was reflected as dividend income: control investments in the Consolidated Statements of Operations for the year ended June 30, 2009. There were no such legal fees incurred or reimbursed for the years ended June 30, 2011 and June 30, 2010. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the years ended June 30, 2011, June 30, 2010 and June 30, 2009, such reimbursements totaled as $9,850, $14,500 and $20,500, respectively.

        On May 2, 2011, we sold our membership interests in Fischbein, LLC ("Fischbein") for $12,396 of gross proceeds, $1,479 of which is deferred revenue held in escrow, realizing a gain of $9,893, and received a repayment on the loan that was outstanding. We subsequently made a $3,334 senior secured second-lien term loan and invested $875 in the common equity of Fischbein with the new ownership group.

        On December 3, 2010, we exercised our warrants in Miller Petroleum, Inc ("Miller") and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 these shares receiving $3.95 of net proceeds per share, realizing a gain of $5,415. On January 10, 2011, we sold the remaining 616,304 shares of Miller common stock receiving $4.23 of net proceeds per share, realizing an additional gain of $2,561. The total gain was $7,976 on the sale of the Miller common stock.

F-43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        During the quarter ended March 31, 2009, we discontinued operations at CCEI. As of June 30, 2009, consistent with the decision to discontinue operations, we determined that the impairment of CCEI and CCEHI was other-than-temporary and recorded a realized loss of $41,134 for the amount that the amortized cost exceeded the fair market value. As of June 30, 2011 and June 30, 2010, we set the value of the CCEHI investment at zero.

        During the quarter ended December 31, 2009, we discontinued operations at Yatesville. As of December 31, 2009, consistent with the decision to discontinue operations, we determined that the impairment of Yatesville was other-than-temporary and recorded a realized loss of $51,228 for the amount that the amortized cost exceeded the fair market value. As of June 30, 2011 and June 30, 2010, Yatesville is valued at zero and $808, respectively.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $953,337, $364,788 and $98,305 during the year ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. The $364,788 for the year ended June 30, 2010 includes $207,126 of portfolio investments acquired from Patriot. Debt repayments and sales of equity securities with a cost basis of approximately $285,862, $136,221and $27,007 were received during the year ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. ("LHC") and Prince Mineral Company, Inc. ("Prince"), and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        During the period from the acquisition of Patriot on December 2, 2009 to June 30, 2010, we recognized $18,795 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount $4,579 of normal accretion and $14,216 of accelerated accretion resulting from the early repayments of four loans, three revolving lines of credit, sale of one investment position and restructuring of our loans to Aircraft Fasteners International, LLC, EXL Acquisition Inc., LHC, Prince, ROM Acquisition Corporation. The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        As of June 30, 2011, $8,634 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $837 is expected to be amortized during the three months ending September 30, 2011.

        As of June 30, 2011, $963,163 of our loans bear interest at floating rates, $953,785 of which have Libor floors ranging from 1.00% to 6.00%.

F-44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 5. Revolving Credit Agreements

        On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland ("Rabobank") as administrative agent and sole lead arranger (the "Rabobank Facility").

        On June 25, 2009, we completed a first closing on an expanded $250,000 revolving credit facility. The new Syndicated Facility, which had $175,000 total commitments as of June 30, 2009, included an accordion feature which allows the Syndicated Facility to accept up to an aggregate total of $250,000 of commitments for which we solicited additional commitments from other lenders for an additional $35,000 raising the commitments to $210,000. The revolving period ended on June 11, 2010, when we closed on our expanded revolving credit facility. On June 11, 2010, we closed an extension and expansion of our revolving credit facility with a syndicate of lenders (the "Syndicated Facility"). The lenders have extended commitments of $325,000 under the Syndicated Facility as of June 30, 2011; which was increased to $375,000 on July 8, 2011 and $400,000 on September 1, 2011. The Syndicated Facility includes an accordion feature which allows the facility to be increased to up to $400,000 of commitments in the aggregate, a limit that was met with the September 1, 2011 commitments. As we pledge additional investments to the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The revolving period of the Syndicated Facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders.

        The Syndicated Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Syndicated Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Syndicated Facility. The Syndicated Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2011, we were in compliance with the applicable covenants.

        Interest on borrowings under the Syndicated Facility is one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the Syndicated Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise. The Syndicated Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2011 and June 30, 2010, we had $255,673 and $180,678 available to us for borrowing under our Syndicated Facility, of which $84,200 and $100,300 was outstanding, respectively. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At June 30, 2011, the investments used as collateral for the Syndicated Facility had an aggregate market value of $700,321 which represents 62.8% of net assets. Prospect Capital Funding, LLC, our wholly-owned subsidiary, holds $631,915 of these investments at market value as of June 30, 2011. The release of any assets from Prospect Capital Funding, LLC requires the approval of Rabobank as facility agent.

F-45

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 5. Revolving Credit Agreements (Continued)

        In connection with the origination and amendments of the Syndicated Facility, we incurred $10,276 of fees, including $3,224 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,430 remains to be amortized.

Note 6. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2010 Notes") for net proceeds (after deducting underwriting expenses) of approximately $145,200. Interest on the 2010 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2010 Notes mature on December 15, 2015 unless converted earlier. The 2010 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2011 of 88.0902 and 88.0932 shares, respectively, of common stock per $1,000 principal amount of 2010 Notes, which is equivalent to a conversion price of approximately $11.352 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2010 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101125 per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2011 Notes") for net proceeds following underwriting expenses of approximately $167,325. Interest on the 2011 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2011 Notes mature on August 15, 2016 unless converted earlier. The 2011 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2011 of 78.3699 and 78.3717 shares, respectively, of common stock per $1,000 principal amount of 2011 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2011 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2010 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2010 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

F-46

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 6. Senior Convertible Notes (Continued)

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2010 Notes and 2011 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $10,562 of fees which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $9,845 remains to be amortized and is included within deferred financing costs of $15,275 on the consolidated statements of assets and liabilities.

        During the year ended June 30, 2011, we recorded $17,598 of interest costs and amortization of financing costs as interest expense.

F-47

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 7. Equity Offerings, Offering Expenses, and Distributions

        We issued 38,519,828 and 16,683,197 shares of our common stock during the years ended June 30, 2011 and June 30, 2010, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2011:
June 24, 2011	10,000,000	$101,500	$1,100	$227	$10.150
April 7, 2011	9,000,000	$102,600	$—	$436	$11.400
November 16, 2010 - December15, 2010(1)	4,513,920	$45,147	$904	$459	$10.000
September 29, 2010 - November 3, 2010(2)	5,231,956	$51,597	$1,033	$163	$9.861
July 22, 2010 - September 28, 2010(3)	6,000,000	$58,403	$1,156	$103	$9.734
July 1, 2010 - July 21, 2010(4)	2,748,600	$26,799	$536	$—	$9.749
During the year ended June 30, 2010:
March 23, 2010 - June 30, 2010(4)	5,251,400	$60,378	$1,210	$624	$11.500
September 24, 2009(5)	2,807,111	$25,264	$—	$840	$9.000
August 20, 2009(5)	3,449,686	$29,322	$—	$117	$8.500
July 7, 2009	5,175,000	$46,575	$2,329	$200	$9.000

(1)
On November 10, 2010, we established a fourth at-the-market program through which we could sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010.

(2)
On September 24, 2010, we established a third at-the-market program through which we sold 5,231,956 shares of our common stock at an average price of $9.86 per share, raising $51,597 of gross proceeds, from September 29, 2010 through November 3, 2010.

(3)
On July 19, 2010, we established a second at-the-market program through which we sold 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

(4)
On March 17, 2010, we established an at-the-market program through which we sold 8,000,000 shares of our common stock. Through this program we issued 811,500 shares of our common stock at an average price of $12.60 per share, raising $10,230 of gross proceeds, from March 23, 2010 through March 31, 2010. Through this program we also issued 2,748,600 shares of our common stock at an average price of $9.75 per share, raising $26,799 of gross proceeds, from July 1, 2010 through July 21, 2010.

(5)
Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. We have filed with the SEC a post-effective amendment to the registration statement on Form N-2 which has been declared effective by the SEC.

F-48

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 7. Equity Offerings, Offering Expenses, and Distributions (Continued)

        Our shareholders' equity accounts at June 30, 2011 and June 30, 2010 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On December 2, 2009, we issued 8,444,068 shares of common stock to acquire Patriot. This transaction is described in further detail in Note 3.

        On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to June 30, 2011 pursuant to this plan.

        On May 9, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101225 per share for May 2011 to holders of record on May 31, 2011 with a payment date of June 24, 2011;

  •
  $0.101250 per share for June 2011 to holders of record on June 30, 2011 with a payment date of July 22, 2011;

  •
  $0.101275 per share for July 2011 to holders of record on July 29, 2011 with a payment date of August 26, 2011;

  •
  $0.101300 per share for August 2011 to holders of record on August 31, 2011 with a payment date of September 23, 2011.

        During the years ended June 30, 2011 and June 30, 2010, we issued 1,025,352 and 1,016,513 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 100,000,000 to 200,000,000 in the aggregate. The amendment became effective August 31, 2010.

        At June 30, 2011, we have reserved 26,732,449 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 6).

Note 8. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash

F-49

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 8. Other Investment Income (Continued)

receipts. Income from such sources was $19,930, $12,675 and $14,762 for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

	For The Year Ended
Income Source	June 30, 2011	June 30, 2010	June 30, 2009
Gain on Patriot acquisition (Note 3)	$—	$8,632	$—
Structuring and amendment fees	19,589	3,749	1,506
Overriding royalty interests	154	194	550
Settlement of net profits interests	—	—	12,651
Administrative agent fee	187	100	55

Other Investment Income	$19,930	$12,675	$14,762

Note 9. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2011, 2010 and 2009, respectively.

	For The Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009
Net increase in net assets resulting from operations	$118,238	$19,625	$35,104
Weighted average common shares outstanding	85,978,757	59,429,222	31,559,905

Net increase in net assets resulting from operations per common share	$1.38	$0.33	$1.11

Note 10. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently

F-50

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2011, June 30, 2010 and June 30, 2009 were $22,496, $13,929 and $11,915, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the

F-51

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        Income incentive fees totaling $23,555, $16,798 and $14,790 were earned for the years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively. No capital gains incentive fees were earned for years ended June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff. For the years ended June 30, 2011, 2010 and 2009, the reimbursement was approximately $4,979, $3,361 and $2,856, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration

F-52

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 10. Related Party Agreements and Transactions (Continued)

Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

        Prospect Administration, pursuant to the approval of our Board of Directors, engaged Vastardis Fund Services LLC ("Vastardis") to serve as our sub-administrator to perform certain services required of Prospect Administration. Under the sub-administration agreement, Vastardis provided us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducted relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

        On April 30, 2009 we gave a 60-day notice to Vastardis of termination of our agreement to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30 for services rendered in conjunction with preparation of Form 10-K under the new agreement. All services previously provided by Vastardis were assumed by Prospect Administration beginning on July 1, 2009.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $1,325, $892, and $846 of managerial assistance fees for the years ended June 30, 2011, June 30, 2010, and June 30, 2009, respectively, of which $128 and $247 remains on the consolidated statement of assets and liabilities as of June 30, 2011, and June 30, 2010, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

Note 11. Merger Proposal to Allied Capital Corporation

        In January 2010, we delivered a proposal letter to Allied Capital Corporation ("Allied") noting our opposition to Allied's proposed merger with Ares Capital Corporation ("Ares") and containing an offer to acquire each outstanding Allied share in exchange for 0.385 of a share of our common stock. Allied expressed that our offer did not constitute a "Superior Proposal" as defined in their Merger Agreement

F-53

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 11. Merger Proposal to Allied Capital Corporation (Continued)

with Ares and declined our January 2010 offer. In February 2010, we increased our offer to 0.4416 of a share of our common stock. This final offer was also declined by Allied. On March 5, 2010, following Allied's announcement of a special dividend to shareholders, we terminated our solicitation in opposition of the proposed merger with Ares. We incurred $852 of administrative and legal expense for advice relating to this potential acquisition for the year ended June 30, 2010.

Note 12. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such litigation as of June 30, 2011.

F-54

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 13. Financial Highlights

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Per Share Data(1):
Net asset value at beginning of period	$10.30	$12.40	$14.55	$15.04	$15.31
Costs related to the secondary public offering	—	—	—	(0.07)	(0.06)
Net investment income	1.10	1.13	1.87	1.91	1.47
Realized gain (loss)	0.19	(0.87)	(1.24)	(0.69)	0.12
Net unrealized appreciation (depreciation)	0.09	0.07	0.48	(0.05)	(0.52)
Net (decrease) increase in net assets as a result of public offering	(0.08)	(0.85)	(2.11)	—	0.26
Net increase in net assets as a result of shares issued for Patriot acquisition	—	0.12	—	—	—
Dividends to shareholders	(1.24)	(1.70)	(1.15)	(1.59)	(1.54)

Net asset value at end of period	$10.36	$10.30	$12.40	$14.55	$15.04

Per share market value at end of period	$10.11	$9.65	$9.20	$13.18	$17.47
Total return based on market value(2)	17.22%	17.66%	(18.60)%	(15.90)%	12.65%
Total return based on net asset value(2)	12.54%	(6.82)%	(0.61)%	7.84%	7.62%
Shares outstanding at end of period	107,606,690	69,086,862	42,943,084	29,520,379	19,949,065
Average weighted shares outstanding for period	85,978,757	59,429,222	31,559,905	23,626,642	15,724,095
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$1,114,357	$711,424	$532,596	$429,623	$300,048
Annualized ratio of operating expenses to average net assets	8.47%	7.54%	9.03%	9.62%	7.36%
Annualized ratio of net investment income to average net assets	10.60%	10.69%	13.14%	12.66%	9.71%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

F-55

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 14. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008(2)	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51
June 30, 2009	21,800	0.59	11,981	0.32	(12,730)	(0.34)	(749)	(0.02)
September 30, 2009	21,517	0.43	12,318	0.25	(18,696)	(0.38)	(6,378)	(0.13)
December 31, 2009(3)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
Additional income for this quarter was driven by other investment income from the settlement of net profits interests on IEC-Systems, LP and Advanced Rig Services, LLC for $12,576.

(3)
As adjusted for increase in earnings from Patriot. See Note 3.

Note 15. Subsequent Events

        On July 1, 2011, we made a senior secured follow-on investment of $2,500 in Boxercraft to support the acquisition of Jones & Mitchell, a supplier of college-licensed apparel.

        On July 8, 2011, we made a secured senior lien investment of $39,000 to support the recapitalization of Totes Isotoner Corporation.

        On July 11, 2011, we announced an increase in commitments to our credit facility of $50,000 to $375,000 raising the total commitments in the aggregate.

        On July 18, 2011, we issued 1,500,000 shares in connection with the exercise of an overallotment option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, raising an additional $15,225 of gross proceeds and $15,060 of net proceeds.

        On July 22, 2011, we issued 102,890 shares of our common stock in connection with the dividend reinvestment plan.

F-56

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(in thousands, except share and per share data)

Note 15. Subsequent Events (Continued)

        On August 5, 2011, we made a senior secured follow-on investment of $3,850 in ROM to support the acquisition of Havis Lighting Solutions, a supplier of products primarily used by emergency response and police vehicles.

        On August 9, 2011, we provided a $15,000 term loan to support the acquisition of Nobel Learning Communities, Inc., a leading national operator of private schools.

        On August 9, 2011, we made an investment of $32,116 to purchase 66% of the unrated subordinated notes in Babson CLO Ltd. 2011-I.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value.

        On August 24, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101325 per share for September 2011 to holders of record on September 30, 2011 with a payment date of October 25, 2011; and

  •
  $0.101350 per share for October 2011 to holders of record on October 31, 2011 with a payment date of November 22, 2011.

        On August 26, 2011, we issued 106,869 shares of our common stock in connection with the dividend reinvestment plan.

        On September 1, 2011, we announced an increase in commitments to our credit facility of $25,000 to $400,000 raising the total commitments in the aggregate to the maximum of the accordian feature of the credit facility.

F-57

PROSPECTUS SUPPLEMENT
May 25, 2012

Incapital LLC